Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Key Business VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the"Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, ""we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflection other variations. You should keep this prospectus on file for future reference.

The Policy, Fixed Account endorsement (and optional Term Life Insurance Rider) that we are currently issuing became available on January 1, 2009. The Policy and optional Term Life Insurance Rider are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we are currently issuing, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we are currently issuing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2009

Table of Contents

Summary of the Policy and its Benefits.	4
Policy Risks	6
Fund Risks	7
Fee Tables	8
Transaction Fees	8
Periodic Charges Other Than Fund Operating Expenses	9
Supplemental Benefit Charges	10
Total Annual Fund Operating Expenses	10
Description of Depositor, Registrant, and Funds	11
Great-West Life & Annuity Insurance Company	11
The Series Account	11
The Investment Options and Funds	11
Payments We Receive	12
Payments We Make	12
Fixed Account	34
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues	34
Charges and Deductions	35
Expense Charge Applied to Premium	35
Mortality and Expense Risk Charge	36
Monthly Deduction	36
Monthly Risk Rates	37
Service Charge	37
Transfer Fee	37
Partial Withdrawal Fee	37
Surrender Charges	37
Change of Death Benefit Option Fee	37
Fund Expenses	37
General Description of Policy	38
Policy Rights	38
Owner	38
Beneficiary	38
Policy Limitations	38
Allocation of Net Premiums	38
Transfers Among Divisions	38
Fixed Account Transfers	39
Market Timing & Excessive Trading	39
Exchange of Policy	40
Age Requirements	41
Policy or Registrant Changes	41
Addition, Deletion or Substitution of Investment Options	41
Entire Contract	41
Alteration	41
Modification	41
Assignments	41
Notice and Elections	41
Account Value	42
Net Investment Factor	43
Splitting Units	43
Other Provisions and Benefits	43
Misstatement of Age or Sex	43
Suicide	43
Incontestability	44

Paid-Up Life Insurance	44
Supplemental Benefits	44
Term Life Insurance Rider	44
Change of Insured Rider	45
Report to Owner	45
Dollar Cost Averaging	45
Rebalancer Option	45
Non-Participating	46
Premiums	46
Policy Application, Issuance and Initial Premium	46
Free Look Period	47
Premium	47
Net Premiums	47
Planned Periodic Premiums	47
Death Benefits	48
Death Benefit	48
Changes in Death Benefit Option	48
Changes in Total Face Amount	49
Surrenders and Withdrawals	49
Surrenders	49
Partial Withdrawal	50
Loans	50
Policy Loans	50
Lapse and Reinstatement	51
Lapse and Continuation of Coverage	51
Grace Period	51
Termination of Policy	51
Reinstatement	51
Deferral of Payment	51
Federal Income Tax Considerations	52
Tax Status of the Policy	52
Diversification of Investments	52
Policy Owner Control	52
Tax Treatment of Policy Benefits	52
Life Insurance Death Benefit Proceeds	52
Tax Deferred Accumulation	53
Surrenders	53
Modified Endowment Contracts	53
Distributions	53
Distributions Under a Policy that is Not a Modified Endowment Contracts	53
Distributions Under Modified Endowment Contracts	54
Multiple Policies	54
Treatment When Insured Reaches Attained Age 121	54
Federal Income Tax Withholding	54
Actions to Ensure Compliance with the Tax Law	54
Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy	54
Employer Owned Life Insurance	55
Split Dollar Life Insurance	55
Other Employee Benefit Programs	55
Policy Loan Interest	55
Our Taxes	55
Corporate Tax Shelter Requirements	56
Legal Proceedings	56
Legal Matters	56

Financial Statements	56
Appendix A – Glossary of Terms	A-1

Appendix B – Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing on January 1, 2009 and After

B-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law, and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any Expense Charges deducted.

6. Investment Options and Funds. You may allocate your net Premium payments among the available Investment Divisions ("Divisions") or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among three death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy;
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value; or
3.

an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all Premiums paid under your Policy accumulated at the interest rate shown on the Policy’s specifications page.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following riders are available –

1.	term life insurance; and
2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle.

The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See "Fixed Account Transfers" on page 39.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium	Upon each Premium payment	Maximum: 10% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

_________________________

1  The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 36 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 43 below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.06%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2008. The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Division or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensation for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the AIM V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman

AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to all Owners: AIM V.I. Financial Services Fund (Series I Shares), Dreyfus IP Core Value Portfolio (Initial Shares), Janus Aspen Large Cap Growth Portfolio (Institutional Shares). Premium payments and Transfers are not permitted into these Divisions.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF International Value (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Fidelity VIP Dynamic Capital Appreciation (Service Class 2 Shares), Fidelity VIP Equity-Income (Service Class 2 Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)), RidgeWorth VT Small Cap Value Equity (formerly STI Classic VT Small Cap Value). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP MidCap Stock (Initial Shares); DWS Dremen High Return Equity (Class A Shares); Fidelity VIP Disciplined Small Cap ((Service Class 2 Shares); Fidelity VIP Freedom 2005 (Service Class 2 Shares); Fidelity VIP Freedom 2010 (Service Class 2 Shares); Fidelity VIP Freedom 2015 (Service Class 2 Shares); Fidelity VIP Freedom 2020 (Service Class 2 Shares); Fidelity VIP Freedom 2025 (Service Class 2 Shares); Fidelity VIP Freedom 2030 (Service Class 2 Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); Neuberger Berman AMT Partners (I Shares); and Van Eck Worldwide Emerging Markets (Initial Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds (advised by Invesco Aim Advisors, Inc. (“AIM”))

AIM V.I. Core Equity Fund (formerly known as the Core Stock Fund) (Series I Shares) The Fund’s investment objective is growth of capital. The Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the Fund managers believe have the potential for above-average growth in earnings. The Fund managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the Fund’s investments may include synthetic instruments which have economic characteristics similar to the

Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Financial Services Fund (Series I Shares) The Fund's investment objective is capital growth. The Fund normally invests at least 80% of its assets in equity securities of issuers engaged primarily in the financial services-related industries. The Fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within the financial services-related industries. The principal type of equity securities purchased by the Fund is common stocks. Companies in financial services-related industries include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other financial-related services. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Global Health Care Fund (Series I Shares) The Fund's investment objective is capital growth. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in the securities of health care industry companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equities securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds, and American Depository Receipts. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is high total return through growth of capital and current income. The Fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (“REITS”). The principal type of securities purchased by the Fund is common stock, which is a type of equity security. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund will normally invest in securities of companies located in at least three different countries, including the United States. When constructing the Fund, the portfolio managers use a fundamentals driven investment process, including real property market cycle analysis, real property evaluation and management review to identify securities with (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

Invesco Institutional (N.A.), Inc. and eight other advisory entities affiliated with Invesco Aim Advisors, Inc. are the sub-advisers for this Fund.

AIM V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S.

over-the-counter market. The Fund will normally invest in the securities of companies in the developed countries of Western Europe and the Pacific Basin. The Fund may invest no more than 20% of its total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund's objective is long-term growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid capitalization companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period plus the most recent data during the current month.

In selecting securities, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital. The portfolio managers will generally invest in a company when they have determined it potentially has high or improving return on invested capital, quality management, a strong competitive position and is trading at an attractive value. The Fund may invest up to 25% of its total assets in foreign securities, 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges, and 20% of its assets in investment grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

AIM V.I. Technology Fund (Series I Shares) The Fund’s investment objective is capital growth. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, in equity securities of issuers engaged primarily in technology-related industries. The Fund considers a company to be doing business in technology-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in technology-related industries; (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the portfolio manager determines that its primary business is within technology-related industries. The principal type of equity securities purchased by the Fund is common stocks. Companies in technology-related industries include, but are not limited to, those involved in the design, manufacture, distribution, licensing, or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as services and service-related companies in information technology. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

Alger American Fund (advised by Fred Alger Management, Inc.)

Alger American Small Cap Growth (Class O Shares) The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century VP Income & Growth Fund (Class I Shares) seeks to provide long-term capital growth. Income is a secondary objective. The Fund seeks to meet these objectives by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies (measured by the value of their stock). This is determined by using a computer model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the fund managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the fund managers use, among others, the rate of growth of a company’s earnings and changes in its earnings estimates. The fund managers’ goal is to create a fund that provides better returns than the Standard & Poor’s 500 Index, without taking on significant additional risk. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century VP International Fund (Class I Shares) seeks capital growth. The Fund's assets will be primarily invested in equity securities of companies located in at least three developed countries (excluding the United States). International investing involves special risks including currency fluctuation and political instability. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Global Investment Management, Inc. is the adviser for the Fund.

American Century VP Ultra® Fund (Class I Shares) seeks long-term capital growth. The portfolio managers look for stocks of companies they believe will increase in value over time, using investment strategies developed by American Century Investments. In implementing these strategies, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective. In selecting stock for the Fund, the portfolio managers look for companies of all sizes whose stock price may not reflect the company's value. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth. The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world. Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The

Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS International (Class 2 Shares) The Fund seeks growth over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS New World Fund (Class 2 Shares)The Fund seeks growth over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P adjusts each company’s stock weighted in the index by the number of available float shares (i.e., those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund also may use stock index futures as a substitute for the sale or purchase of securities.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

Dreyfus IP Core Value Portfolio (Initial Shares) The Fundseeks long-term growth of capital, with current income as a secondary objective. To pursue these goals the Fund normally invests at least 80% of its assets in stocks. The Fund focuses on stocks of large value companies (market capitalizations above $1 billion). The Fund typically invests mainly in the stocks of U.S. issuers and will limit its foreign stock holdings to 20% of the value of its totals assets. The Fund’s stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts. In choosing stocks, the portfolio manager focuses on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down”

approach), and looks for value companies. A three-step value screening process is used to select stocks: value: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales; these ratios are analyzed and compared against the market; sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition. The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers’ expectations. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Fund.

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The Fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400® Index. The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. Consistency of returns compared to the S&P 400, the Fund's benchmark is a primary goal of the investment process. The Fund's stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts. The portfolio managers will select stock through a "bottom-up" structured approach that seeks to identify undervalued securities using a quantitative screening process. The process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks based on: fundamental momentum; relative value; future value; long-term growth and additional factors. Next, the portfolio managers focuses on stock selection, as opposed to making proactive decisions as to industry or sector exposure, to construct the Fund. The portfolio managers seek to maintain a portfolio that has expose to industries and market capitalization that are generally similar to the S&P 400. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund’s assets may be invested in foreign securities. The Fund’s stock investments may include common stocks, preferred stocks and convertible securities. In choosing stocks, the Fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Fund’s investments may currently be experiencing losses. The Fund’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth investment approach seeks high growth companies in the fastest growing technology sectors. The multi-dimensional investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations. The Fund typically sells a stock when the managers believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Fund also may sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF Appreciation Portfolio (Initial Shares) The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund normally invests at least 80% of its assets in common stocks. The Fund focuses on “blue-chip” companies with total market capitalization of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predicable, above-average earnings growth. In choosing stocks, the Fund first identities economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. This Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities. In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company’s prospects have changed or that its stock is fully valued by the market.

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus VIF International Value Portfolio (Initial Shares) The Fund seeks long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The Fund's stock investments may include common stocks, preferred stocks and convertibles securities. The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets. The Fund’s investment approach is value oriented and research driven. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term to midterm. The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Variable Series I (advised by Deutsche Investment Management Americas Inc.)

DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term. The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

DWS Variable Series II (advised by Deutsche Investment Management Americas Inc.)

DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below). The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Dreman High Return Equity VIP Portfolio (Class A Shares) seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Fund managers believe are undervalued. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Dreman High Return Equity VIP Portfolio is subadvised by Dreman Value Management, L.L.C.

DWS Dreman Small Mid Cap Value VIP Portfolio (formerly known as DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Dreman Small Mid Cap Value VIP Portfolio is subadvised by Dreman Value Management L.L.C.

DWS Investments VIT Funds (advised by Deutsche Investment Management Americas Inc.)

DWS Alternative Asset Allocation Plus VIP (Class A Shares) The Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The Fund intends to allocate its assets among the following strategies and/or asset categories: market neutral, inflation-protected, floating rate securities, commodities, real estate, infrastructure, and emerging markets. Investments may be made in other DWS funds or directly in the securities and derivative investments in which such DWS funds could invest. The Fund may also invest in securities of exchange traded funds when a particular asset category or investment strategy is not available through a DWS fund. The Fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire Fund may be invested in other DWS funds or directly in other investments. The Fund may also be invested in some combination thereof. To the extent the Fund directly invests in other investments rather than DWS funds, the allocated portions of the Fund will be managed by the same adviser, sub-adviser or sub-sub-adviser, as applicable, as the corresponding DWS funds, following the same general investment strategies.

DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Russell 2000 Index is a widely accepted benchmark of small-company stock performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Northern Trust Investments, N.A. is the sub-adviser to this Portfolio.

Federated Insurance Series

Federated Clover Value Fund II (Primary Shares) (formerly known as Federated American Leaders Fund II) seeks to achieve long-term growth of capital as a primary objective and seeks to proved income as a secondary objective. The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. The Fund’s investment adviser (Adviser) seeks to achieve the Fund’s investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Global Investment Management Corp.

Federated High Income Bond Fund II (Primary Shares) seeks high current income by investing primarily in a diversified portfolio of fixed-income securities, including lower rated corporate debt obligations commonly referred to as “junk bonds.” The Fund may also invest in derivative contracts to implement its investment strategies. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Investment Management Company.

Federated International Equity Fund II seeks to obtain a total return on its assets. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States. The Fund’s investment adviser uses a “bottom-up” approach to stock selection and selection of industry and country are secondary considerations. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. . Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Advised by Federated Global Investment Management Company of New York, New York.

Federated Mid Cap Growth Strategies Fund II seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company’s market capitalization has grown or reduced outside of the market capitalization range of mid cap companies.

Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Disciplined Small Cap Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 2000 Index or the S&P SmallCap 600 Index); investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using computer-aided quantitative analysis of historical valuation, growth, profitability, and other factors. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing in common stocks; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares) seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Fund’s principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; investing in domestic and foreign issuers; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) seeks to achieve capital appreciation. The Fund normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential (stocks of these companies are often called “growth” stocks). The Fund may invest in domestic and foreign issuers. The Fund uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Index; allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; analyzing the credit quality of the issuer, security specific features, current and potential future valuation, and trading opportunities to select investments; potentially investing in lower-quality debt securities; investing in Fidelity’s central funds; and engaging in transactions that have a leveraging effect on the Fund. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include: normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

The Fidelity target date funds listed below are advised by Strategic Advisers, Inc., Boston, Massachusetts.

Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2005. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2005). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2010. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2010). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2015. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2015). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares) The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2020. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2020). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2025. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2025). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2030. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2030). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income. The Fund normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Life Sciences Portfolio (Institutional Shares) seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving qualify of life, including companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the Untied States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Overseas Portfolio (Institutional Shares) (formerly known as Janus Aspen Series International Growth Portfolio) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

Janus Aspen Janus Portfolio (Institutional Shares) (formerly known as Janus Aspen Series Large Cap Growth Portfolio) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Janus Aspen Worldwide Portfolio (Institutional Shares) (formerly known as Janus Aspen Worldwide Growth Portfolio) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Fund invests in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management, LLC) (“MCM”), a wholly-owned subsidiary of Great-West)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of initial purchase. This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, or the production of nuclear energy.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, or the production of nuclear energy. Effective May 1, 2006, the Division investing in this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2006 may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bernstein International Equity Portfolio seeks long-term capital growth. This Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund will focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

Alliance Bernstein L.P. is the sub-adviser to this Fund.

Maxim Bond Index PortfolioThe Fund seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”). The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Under normal circumstances, the Fund will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations. A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities. Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities. The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Maxim Global Bond seeks current income with capital appreciation and growth of income. The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world. The Fund will ordinarily invest in at least three countries, including the U.S. The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Fund will focus on bonds rated investment grade or the unrated equivalent as determined by the sub-adviser. The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

INVESCO Global Asset Management (N.A.) is the sub-adviser to this Fund.

Maxim Janus Large Cap Growth PortfolioThe Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase. The Fund concentrates in a core group of 20-30 common stocks. The Fund seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments. The Fund invests in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies. The Fund also invests in high-yield/high risk (“junk”) bonds up to 20% of the Fund’s net assets at the time of purchase.

Janus Capital Management LLC is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolioseeks long-term capital growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase. The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market. The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Fund will also invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Board of Directors approved participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).

The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Fund’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Fund liquidates. If this occurs (and subject to the amount available under the Program), a shareholder of record of the Fund at the close of business on September 19, 2008 will receive $1.00 for each share held on such date based on the lesser of (1) the number of Fund shares held by the shareholder at the close of business on September 19, 2008 and (2) the number of shares held by the shareholder on the date the guarantee is triggered. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund's participation in the Program will terminate on April 30, 2009. Although the Secretary of the Treasury has further extended the Program through the close of business on September 18, 2009, the Board of Directors of the Fund has determined not to continue participation in the Program through this new extension Period.

Participation in the Program costs 0.015% of the Fund’s net asset value as of September 19, 2008. The Fund’s investment adviser will bear the costs of participating in the Program.

Maxim Short Duration Bond Portfolioseeks maximum total return that is consistent with preservation of capital and liquidity. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund selects securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds. The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. It seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Stock Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceeds the yield on the Fund's benchmark. In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives. This Fund may also invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The market capitalization of the companies in the Fund, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or have stock prices that appear to undervalue their growth prospects. In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim Small-Cap Growth Portfolio (formerly known as MFS® Small-Cap Growth) seeks to achieve long-term capital growth. Under normal circumstances, this Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or less at the time of initial purchase. This Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion as well as invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation. This Fund seeks to identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Fund will invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and ADRs are not subject to this 25% limitation. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Silvant Capital Management LLC is the sub-adviser for this Fund.

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. This Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. The Fund may invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the (i) U.S. Government or its agencies or instrumentalities of the U.S. Government, or (ii) private originators. This Fund invests in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities. The Fund also invests in mortgage dollar rolls with up to 20% of its net assets. In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. The Fund will invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Investment objective.

Each Fund seeks capital appreciation and income consistent with its current asset allocation. After the year designated in the name of each Fund (“transition year”), the investment objective is to seek income and, secondarily, capital growth.

Principal investment strategies.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds and a fixed interest contract issued and guaranteed by Great-West (collectively, the “Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

Maxim Lifetime 2015 Portfolio II – Class T

Maxim Lifetime 2025 Portfolio II – Class T

Maxim Lifetime 2035 Portfolio II – Class T

Maxim Lifetime 2045 Portfolio II – Class T

Maxim Lifetime 2055 Portfolio II – Class T

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Small Cap Growth Portfolio (Class S Shares) (formerly known as Neuberger Berman AMT Fasciano (S Shares)) seeks long-term capital growth. The portfolio manager also may consider a company’s potential for current income prior to selecting it for the Fund. To pursue this goal, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the range of the Russell 2000 Index at the time of purchase. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Guardian Portfolio (Class I Shares) seeks long-term growth of capital; current income is a secondary goal. To pursue these goals, the Fund invests mainly in common stocks of mid-to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) seeks growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries. The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Effective May 1,

2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Partners Portfolio (Class I Shares) seeks capital growth. The Fund invests mainly in common stocks of medium to large capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital. To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy. To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2008 was 4.64 years. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Low Duration Bond Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal conditions, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments with a focus on investment grade short maturity fixed income securities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 30% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of December 31, 2008 was 5.83 years. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Total Return Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT Equity Income Fund (Class IA Shares)The Fund seeks capital growth and current income.The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in common stocks and other equity investments that offer potential for current income.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International New Opportunities Fund Class (IA Shares) The Fund seeks long-term capital appreciation. The Fund invests mainly in common stocks of companies outside of the United States. The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock. The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income. The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that the Fund believes are currently undervalued by the market. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. Normally the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment). The Fund may invest up to 25% of its assets in foreign securities.

Royce Small-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which we define as companies with stock market capitalizations less than $2.5 billion at the time of investment). The Fund may invest up to 25% of its respective net assets in foreign securities.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck Worldwide Emerging Markets (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Under normal conditions, the Fund will invest at least 80% of its assets in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck Worldwide Hard Assets (Initial Class Shares) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets”. “Hard assets” consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund will invest in securities of companies located throughout the world (including the U.S.). The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the Fixed Account. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

The prospectus was written in connection with the offering of the Policy to corporations. Currently, however, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in the prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of anemployer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described below on page 39 designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page 39 or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total

Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading "Term Life Insurance Rider" on page 44, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value.

Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See "Payments We Receive" on page 12.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and Employer-Financed Insurance Purchase Arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 47.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Maxim Money Market Portfolio. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Maxim Money Market Portfolio. Any Transfers from the Division that invests in a Fund that is to be liquidated to another available Division will not count as one of the 12 free Transfers you are entitled to during each Policy Year.

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or

•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your Premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 35 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is:

•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 54.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 8.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Maxim Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 35.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 52. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --

•	the sum of the Total Face Amount and Premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the Premiums you paid with guaranteed interest.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•

If the change is from option 1 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all Premiums at the interest rate shown in your Policy. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
•

If the change is from option 2 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value less the accumulated value of all Premiums at the interest rate shown in your Policy.

•

If the change is from option 3 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all Premiums at the interest rate shown in your Policy.

•

If the change is from option 3 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value plus the accumulated value of all Premiums at the interest rate shown in your Policy.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 52 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 52 of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of theInsured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the investment divisions of the Series Account. The SAI is incorporated as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as "investment divisions" or "sub-accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 53.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we currently offer, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

Appendix B –

Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We are Currently Issuing

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.	Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we are currently issuing is set forth under “Monthly Risk Rates” on page 37 of the prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s 2001 Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.	Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium

Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Pre-2009 Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

_________________________

1  The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner of the Pre-2009 Policy will pay. Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described on page 36 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 43.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

3.	Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed on pages 5, 44 and 54 of the prospectus for the Policy that we are currently issuing.

4.	Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed on page 44 of the prospectus for the Policy that we are currently issuing. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.	Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.	Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as "the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy."

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2009, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at keybizdirect@gwl.com.

May 1, 2009

Table of Contents

General Information and History of Great-West and the Series Account	B-3

State Regulation	B-3

Independent Registered Public Accounting Firm	B-3

Underwriters	B-3

Underwriting Procedures	B-4

Illustrations	B-4

Financial Statements	B-4

2

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We established the Series Account in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and of the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries and includes an explanatory paragraph referring to the change in method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and change in method of accounting for defined benefit and other post-retirement plans as required by accounting guidance which was adopted on December 31, 2006, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

3

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

4

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008. Our audits also included the financial statement schedule listed in the Index at Item 15. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 5, the Company changed its method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit and other post retirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 30, 2009

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2008 and 2007
(In Thousands, Except Share Amounts)

	December 31,

	2008	2007

Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $13,394,675 and $13,592,003)	$11,973,536	$13,551,233
Fixed maturities, held for trading, at fair value (amortized cost $39,803 and $22,855)	38,834	23,060
Mortgage loans on real estate (net of allowances of $8,834 and $9,448)	1,380,101	1,199,976
Equity investments, available-for-sale, at fair value (cost $16,330 and $19,749)	17,790	29,576
Policy loans	3,979,094	3,767,872
Short-term investments, available-for-sale (cost approximates fair value)	366,370	472,633
Limited partnership and limited liability corporation interests	293,956	326,971
Other investments	31,992	11,362

Total investments	18,081,673	19,382,683

Other assets:
Cash	28,352	54,814
Reinsurance receivable	546,491	505,107
Deferred acquisition costs and value of business acquired	714,031	443,302
Investment income due and accrued	145,775	142,801
Premiums in course of collection	8,309	5,443
Deferred income taxes	577,799	199,462
Collateral under securities lending agreements	43,205	93,472
Due from parent and affiliates	41,793	29,138
Goodwill	105,255	101,655
Other intangible assets	33,824	39,234
Other assets	603,091	522,685
Assets of discontinued operations	124,089	724,766
Separate account assets	15,121,943	18,089,984

Total assets	$36,175,630	$40,334,546

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2008 and 2007
(In Thousands, Except Share Amounts)

	December 31,

	2008	2007

Liabilities and stockholder’s equity
Policy benefit liabilities:
Policy reserves	$18,105,648	$17,376,694
Policy and contract claims	290,288	262,503
Policyholders’ funds	320,320	302,957
Provision for policyholders’ dividends	70,700	78,276
Undistributed earnings on participating business	1,614	209,036

Total policy benefit liabilities	18,788,570	18,229,466

General liabilities:
Due to parent and affiliates	533,870	534,956
Repurchase agreements	202,079	138,537
Commercial paper	97,167	95,667
Payable under securities lending agreements	43,205	93,472
Other liabilities	655,576	648,857
Liabilities of discontinued operations	124,089	468,496
Separate account liabilities	15,121,943	18,089,984

Total liabilities	35,566,499	38,299,435

Commitments and contingencies (Note 22)

Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	756,912	747,533
Accumulated other comprehensive loss	(762,673)	(1,518)
Retained earnings	607,860	1,282,064

Total stockholder’s equity	609,131	2,035,111

Total liabilities and stockholder’s equity	$36,175,630	$40,334,546

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY Consolidated Statements of Income Years Ended December 31, 2008, 2007 and 2006 (In Thousands)

	Year Ended December 31,

	2008	2007	2006

Revenues:
Premium income, net of premiums ceded of $37,176, $1,432,360 and $51,949	$525,137	($857,267)	$582,452
Fee income	429,221	463,265	341,372
Net investment income	1,078,469	1,139,541	1,110,136
Net realized losses on investments	(21,696)	(2,028)	(9,465)

Total revenues	2,011,131	743,511	2,024,495

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $42,380, $39,640 and $58,012	605,111	624,381	702,262
Increase (decrease) in policy reserves	(38,354)	(1,460,523)	40,377
Interest paid or credited to contractholders	515,428	497,438	470,416
Provision (benefit) for policyholders’ share of earnings on participating business (Note 4)	(206,415)	20,296	9,061
Dividends to policyholders	71,818	93,544	98,605

Total benefits	947,588	(224,864)	1,320,721
General insurance expenses	429,695	432,426	367,315
Amortization of deferred acquisition costs and value of business acquired	52,699	135,570	46,191
Interest expense	39,804	41,713	33,623

Total benefits and expenses, net	1,469,786	384,845	1,767,850

Income from continuing operations before income taxes	541,345	358,666	256,645
Income tax expense	95,838	118,791	72,603

Income from continuing operations	445,507	239,875	184,042
Income from discontinued operations, net of income taxes of $388,836, $85,707 and $79,291	652,788	178,853	153,160

Net income	$1,098,295	$418,728	$337,202

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

			Accumulated Other Comprehensive Income (Loss)

	Common Stock	Additional Paid-in Capital	Unrealized Gains (Losses) on Securities	Employee Benefit Plan Adjustments	Retained Earnings	Total

Balances, January 1, 2006, as restated, see Note 1	$7,032	$728,701	$8,266	($25,084)	$1,386,710	$2,105,625
Net income					337,202	337,202
Other comprehensive income (loss):
Net change in unrealized gains			(23,974)			(23,974)
Employee benefit plan adjustment				989		989

Total comprehensive income						314,217
Impact of adopting SFAS No. 158, net of tax				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution - stock-based compensation		4,525				4,525
Income tax benefit on stock-based compensation		4,631				4,631

Balances, December 31, 2006	7,032	737,857	(15,708)	(30,829)	1,474,517	2,172,869
Net income					418,728	418,728
Other comprehensive income (loss):
Net change in unrealized gains			9,903			9,903
Employee benefit plan adjustment				34,998		34,998

Total comprehensive income						463,629
Impact of adopting SFAS No. 155			118		(3)	115
Impact of adopting FIN No. 48					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860

Balances, December 31, 2007	7,032	747,533	(5,687)	4,169	1,282,064	2,035,111
Net income					1,098,295	1,098,295
Other comprehensive income (loss):
Net change in unrealized gains (losses)			(685,907)			(685,907)
Employee benefit plan adjustment				(75,248)		(75,248)

Total comprehensive income						337,140
Impact of adopting SFAS No. 158 measurement date provisions, net of tax					(206)	(206)
Dividends					(1,772,293)	(1,772,293)
Capital contribution - stock-based compensation		5,123				5,123
Income tax benefit on stock-based compensation		4,256				4,256

Balances, December 31, 2008	$7,032	$756,912	($691,594)	($71,079)	$607,860	$609,131

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

	Year Ended December 31,

	2008	2007	2006

Cash flows from operating activities:
Net income	$1,098,295	$418,728	$337,202
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	(206,415)	20,296	9,061
Amortization of premiums/(accretion) of discounts on investments, net	(55,161)	(58,067)	(55,218)
Net realized (gains) losses on investments	24,205	(2,155)	12,076
Net purchases of trading securities	(18,869)	(20,825)	—
Interest credited to contractholders	510,996	493,049	465,052
Depreciation and amortization	75,220	176,560	77,256
Deferral of acquisition costs	(65,108)	(73,062)	(60,187)
Deferred income taxes	5,525	(5,239)	32,807
Gain on sale of discontinued operations	(681,528)	—	—
Changes in assets and liabilities, net of effects of acquisitions:
Policy benefit liabilities	(325,306)	(407,250)	(267,587)
Reinsurance receivable	(158,532)	(106,382)	40,279
Accrued interest and other receivables	(8,388)	26,695	(16,501)
Other, net	138,089	46,513	(25,994)

Net cash provided by operating activities	333,023	508,861	548,246

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	4,056,869	4,052,791	7,486,226
Mortgage loans on real estate	112,760	159,959	325,291
Equity investments and other limited partnership interests	46,860	51,596	209,453
Purchases of investments:
Fixed maturities available-for-sale	(3,742,716)	(4,015,650)	(9,146,358)
Mortgage loans on real estate	(297,715)	(228,746)	(209,079)
Equity investments and other limited partnership interests	(13,421)	(35,372)	(56,350)
Acquisitions, net of cash acquired	—	(15,208)	1,301,372
Net change in short-term investments	81,143	1,132,840	3,459
Net change in repurchase agreements	63,542	(625,242)	7,874
Other, net	(98,662)	(36,643)	(33,629)
Proceeds from the disposition of Healthcare segment, net of cash disposed, direct expenses and income taxes	846,759	—	—

Net cash provided by (used in) investing activities	1,055,419	440,325	(111,741)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

	Year Ended December 31,

	2008	2007	2006

Cash flows from financing activities:
Contract deposits	$1,921,238	$1,228,154	$1,065,805
Contract withdrawals	(1,465,420)	(1,491,994)	(1,603,285)
Change in due to parent and affiliates	(6,389)	(31,483)	323,018
Dividends paid	(1,772,293)	(604,983)	(249,395)
Net commercial paper borrowings (repayments)	1,500	647	(44)
Change in bank overdrafts	(108,418)	(23,523)	(1,566)
Income tax benefit of stock option exercises	4,256	5,860	4,631

Net cash used in financing activities	(1,425,526)	(917,322)	(460,836)

Net increase (decrease) in cash	(37,084)	31,864	(24,331)
Cash, continuing and discontinued operations, beginning of year	65,436	33,572	57,903

Cash, continuing and discontinued operations, end of year	28,352	65,436	33,572
Less cash, discontinued operations, end of year	—	(10,622)	(983)

Cash, end of year	$28,352	$54,814	$32,589

Supplemental disclosures of cash flow information:
Net cash paid during the year for:
Income taxes	$390,897	$121,847	$63,619
Interest	39,804	41,713	30,959

Non-cash investing and financing transactions during the years:
Assets transferred from The Canada Life Assurance Company (See Note 6)	$—	$—	$87,622
Share-based compensation expense	5,123	3,816	4,525
Return of invested reinsurance assets to The Canada Life Assurance Company (See Note 6)	—	1,608,909	—
Fair value of assets acquired in settlement of fixed maturity investments	6,388	—	—

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”). The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for allowances for credit losses on mortgage loans on real estate, derivative instruments, valuation of privately placed and non-actively traded public investments, goodwill and other intangible assets, deferred acquisition costs and value of business acquired, policy reserves, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

A $7,193 reclassification was made to the December 31, 2007 consolidated balance sheet to reflect the reclassification of certain real estate investments from mortgage loans on real estate to other investments. Reclassifications in the amounts of $493,049 and $465,052 were made to the consolidated statement of cash flows for the year ended December 31, 2007 and 2006, respectively, to separately reflect interest credited to contractholders. Formerly, they were included in policy benefit liabilities. The reclassifications had no effect on previously reported net income, total assets or total stockholder’s equity and were made in order to further enhance the readers’ understanding of the Company’s consolidated financial statements.

Restatement of January 1, 2006 retained earnings and December 31, 2007 deferred income taxes - The accompanying 2007 consolidated balance sheet and 2006 and 2007 consolidated statements of stockholder’s equity have been restated as a result of a previous misstatement of deferred income taxes. As a result of the completion of the Company’s analysis of its deferred tax accounts, an increase of $43,914 was recorded to retained earnings as of January 1, 2006, December 31, 2006, and December 31, 2007 from amounts previously reported of $1,342,796, $1,430,603, and $1,238,150, respectively, on the consolidated statements of stockholder’s equity and to deferred income taxes as of December 31, 2007 from $155,548 as previously reported on the consolidated balance sheet. See Note 18 for further discussion.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income in the stockholder’s equity section of the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans. Management’s judgment is based upon situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.

Limited partnership interests are accounted for using the cost method of accounting. The Company uses this method since it has a minority equity interest and virtually no influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

8.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

10.

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period. The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized losses on investments equal to the difference between the fair value and cost or amortized cost basis of the security.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2008 and 2007, these liabilities were $8,817 and $48,449, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $14,944 and $38,537, are included in other assets at December 31, 2008 and 2007, respectively. The Company capitalized $2,324, $3,504 and $9,329 of internal use software development costs during the years ended December 31, 2008, 2007 and 2006, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) - DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 10 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2008, 2007 or 2006.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2008 and 2007, these purchases totaled $64,723 and $74,855, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $265,299 and $383,319 at December 31, 2008 and 2007, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $11,322,866 and $11,330,656 at December 31, 2008 and 2007, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $6,736,101 and $5,998,749 at December 31, 2008 and 2007, respectively, are established at the contractholder’s account value.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business - The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,155,890 and $6,019,015 at December 31, 2008 and 2007, respectively. Participating business approximates 8.6% and 8.3% of the Company’s individual life insurance in-force at December 31, 2008 and 2007, respectively, and 24.4%, 32.4% and 58.0% of individual life insurance premium income for the years ended December 31, 2008, 2007 and 2006, respectively. The policyholder’s share of net income on participating policies that cannot be distributed is excluded from stockholder’s equity by a charge to operations and a credit to a liability.

The Company had established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which was included in the accompanying consolidated balance sheets at December 31, 2007. The Company had also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction. The PFA was part of the PPEA. As discussed in Note 4, on January 1, 2008, the Company was no longer required to maintain the PPEA.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefit and expenses are presented net of reinsurance.

Net investment income - Interest and dividend income from fixed maturities and mortgage loans on real estate is recognized when earned. Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized when declared.

Net realized gains and losses on investments - Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized gains and losses also result from fair value changes in derivatives contracts that do not qualify, or are not designated, as a hedge for accounting purposes and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized losses when investment losses in value are deemed other-than-temporary.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

The Company adopted Financial Accounting Standards Board (the “FASB”) Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”) effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements.

Share-based compensation - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R “Share-Based Payment” (“SFAS No. 123R”) which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation” in the notes to its consolidated financial statements (See Note 20).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, GWLA must demonstrate that it maintains adequate capital. At December 31, 2008 and 2007, GWLA was in compliance with the requirement (See Note 13).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders. The Company fulfills this requirement generally with the deposit of United States government obligations.

2. Discontinued Operations

On April 1, 2008, the Company and certain of its subsidiaries completed the sale of substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”) for $1.5 billion (the “Purchase Price”) in cash. The Company recognized a gain in the amount of $681,528, net of income taxes, upon completion of the transaction. Income from discontinued operations for the second quarter of 2008 includes charges in the amount of $63,739, net of income taxes, related to costs associated with the sale. The business that was sold, formerly reported as the Company’s Healthcare segment, was the vehicle through which it marketed and administered group life and health insurance to small, mid-sized and national employers. CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company’s supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company’s subsidiaries. The Company retained a small portion of its Healthcare business and reports it within its Individual Markets segment. As discussed in Note 19, the Company’s business is now comprised of its Individual Markets, Retirement Services and Other segments. As required by Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

In addition, the Company and CIGNA entered into a Transition Services Agreement (the “Transition Agreement”) whereby the Company will provide certain information technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months. CIGNA will pay the Company predetermined monthly fees for these services and will reimburse it for other expenditures it makes under the terms of the Transition Agreement.

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2008 and 2007:

	December 31,

Assets	2008	2007

Fixed maturities, available-for-sale	$—	$181,051
Short-term investments, available-for-sale	—	70,044
Receivables related to uninsured accident and health plan claims, net	—	134,397
Reinsurance receivable	124,089	46,772
Goodwill and other intangible assets	—	58,238
Premiums in course of collection	—	91,162
Deferred income taxes	—	(9,673)
Other	—	152,775

Total assets	$124,089	$724,766

Liabilities

Policy reserves	$39,776	$103,219
Policy and contract claims	84,313	84,662
Policyholders’ funds	—	106,563
Other	—	174,052

Total liabilities	$124,089	$468,496

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2008, 2007, and 2006:

	Year Ended December 31,
	2008	2007	2006
Revenues from discontinued operations	$317,658	$1,343,961	$1,609,654
Benefits and expenses from discontinued operations	346,398	1,165,108	1,456,494
Income (loss) from discontinued operations, net of income tax expense (benefit) of $(19,258), $85,707 and $79,291	(28,740)	178,853	153,160
Gain on sale of discontinued operations, net of income taxes of $408,094, $-, and $-	681,528	—	—
Income from discontinued operations	$652,788	$178,853	$153,160

The Company adopted a restructuring plan in connection with the sale of its Healthcare segment. The restructuring plan consisted of a structural reorganization which will enable the Company to operate effectively in its present business environment. The liability is included in other liabilities in the consolidated balance sheet. The amounts incurred during the period and adjustments to original estimates during the period have been charged (credited) to income from discontinued operations in the consolidated statement of income.

The following is a reconciliation of the liability that the Company recorded related to the restructuring plan:

Severance, retention and other employee related costs

Balance, April 1, 2008	$—
Amount incurred during the period	49,202
Adjustments to original estimates during the period, net	(6,268)
Cash payments and other settlements during the period	(30,222)

Balance, December 31, 2008	$12,712

The Company incurred net expenses in the amount of $42,934 during the year ended December 31, 2008 related to the restructuring plan and does not anticipate incurring significant additional costs in the future. It is estimated that the restructuring plan will be substantially complete during 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

3. Acquisitions

Metropolitan Life Insurance Company’s 401(k) and defined benefit business

On October 2, 2006, the Company purchased several parts of the full service small and midsized 401(k) as well as certain defined benefit plan business from Metropolitan Life Insurance Company and its affiliates (“MetLife”). The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 280,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retained the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.2 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of business acquired (“VOBA”) and goodwill. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at October 2, 2006:

Assets

Cash acquired, net of cash consideration	$1,384,117
Value of business acquired	46,033
Goodwill	56,981
Other intangible assets	6,337
Other assets	650

Total assets	$1,494,118

Liabilities and Stockholder’s Equity

Policy reserves	$1,486,147
Other liabilities	7,971

Total liabilities	$1,494,118

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience of the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,981, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank’s defined contribution business

On December 31, 2006, the Company purchased the full service defined contribution business from U.S. Bank. The results of operations of this business have been included in the Company’s consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent approximately 195,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. An adjustment to the purchase price of $685 was received from U.S. Bank in 2008. In addition, the Company accrued $3,600 due to U.S. Bank at December 31, 2008 as an additional adjustment to the purchase price. The adjustments were contingent upon the attainment of certain revenue and contract retention targets. The adjustment received from and paid to U.S. Bank was recorded as an adjustment to the purchase price allocation. The $685 was adjusted through intangible assets while the $3,600 was an adjustment to goodwill.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of goodwill and other intangible assets acquired. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation:

Assets

Cash consideration	($71,315)
Goodwill	42,590
Other intangible assets	34,325

Total assets	$5,600

Liabilities and Stockholder’s Equity

Other liabilities	$5,600

Total liabilities	$5,600

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $42,590, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $26,355 and the estimated fair value of the preferred provider relatioinship of $7,970. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

4. Undistributed Earnings on Participating Business

During the first quarter of 2008, the liability for undistributed earnings on participating business decreased by $207,785 in connection with a long-standing assumption reinsurance agreement under which the Company had reinsured a block of participating policies. In addition, the agreement also required the Company to perform an analysis as of March 31, 2008, to determine whether the policyholders were eligible for a special dividend. Based on the Company’s analysis, it was determined that a special dividend was not required and, accordingly, the liability was released. An income tax provision was recorded on the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

undistributed earnings when those earnings occurred. Accordingly, there was no income tax provision recorded at the time of the liability release. On January 1, 2008, the Company began recognizing the net earnings on these policies in its net income. A liability for undistributed earnings on participating business remains for those participating policies that are not subject to this reinsurance agreement.

5. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.” SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 increased stockholder’s equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 decreased stockholder’s equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial position or results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”). FSP No 157-3 applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with FASB No. 157. FSP No. 157-3 clarifies the application of FASB No. 157 in a market that is not active and provides an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active. FSP No. 157-3 became effective upon issuance including prior periods for which financial statements have not been issued. The Company adopted the provisions of FSP No. 157-3 effective September 30, 2008. The adoption of FSP No. 157-3 did not have a material impact on the Company’s consolidated financial position or results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006, decreasing accumulated other comprehensive income (loss) by $6,734. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year. The Company adopted the measurement provisions of SFAS No. 158 for its fiscal year ended December 31, 2008, decreasing stockholder’s equity by $206.  The adoption of SFAS No. 158 did not affect the results of operations for the years ended December 31, 2008, 2007, or 2006.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option established by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have an impact on the Company’s consolidated financial position or results of its operations.

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”).  EITF 99-20-1 is an interpretative amendment to the impairment guidance of Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continue to be Held by a Transferor in Securitized Financial Assets” and aligns its impairment guidance to that of Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities. EITF 99-20-1 is effective for reporting periods ending after December 15, 2008. The Company adopted EITF 99-20-1 for its year ended December 31, 2008. The adoption of  EITF 99-20-1 did not have an impact on the Company’s consolidated financial position or results of its operations.

Future adoption of new accounting pronouncements

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), “Business Combinations” (“SFAS No. 141(R)”) and Statement of Financial Accounting Standards No. 160,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

“Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”). These statements change the accounting for and reporting of business combination transactions and noncontrolling (minority) interests in consolidated financial statements. Some of the significant changes include the recognition of one hundred percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value reflected in net income; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date. SFAS No. 141(R) and SFAS No. 160 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008. The Company adopted the provisions of these statements for its fiscal year beginning January 1, 2009. The adoption of SFAS No. 141(R) and SFAS No. 160 did not have an impact on the Company’s consolidated financial position or results of its operations.

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”), which defers the effective date of SFAS 157 for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008. Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets. The Company adopted the provisions of FSP No. 157-2 on January 1, 2009. The adoption of FSP No. 157-2 did not have a material impact on the Company’s consolidated financial position or results of its operations.

In March 2008, the FASB issued Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 applies to all derivative instruments and related hedged items accounted for under Statement of Financial Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”). SFAS No. 161 requires entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows. SFAS No. 161 is effective for fiscal years beginning after November 15, 2008. The Company adopted the provisions of SFAS No. 161 for its fiscal year beginning January 1, 2009. The adoption of SFAS No. 161 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2008, the FASB issued Staff Position No. FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FAS No. 142-3”). FAS No. 142-3 amends the factors that must be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” In determining the useful life of an intangible asset for amortization purposes, an entity shall consider, among other things, the periods of expected cash flows, adjusted for certain entity-specific factors. FAS No. 142-3 is effective for fiscal years beginning after December 15, 2008. The Company adopted the provisions of FAS No. 142-3 for its fiscal year beginning January 1, 2009. The Company is evaluating the adoption of FAS No. 142-3.

In December 2008, the FASB issued Staff Position No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets” (“FSP No. FAS 132(R)-1”). FSP No. FAS 132(R)-1 requires additional disclosures about assets held in an employer’s defined benefit pension plan including disclosures regarding investment policies and strategies, categories of plan assets, fair value measurements of plan assets and significant concentrations of risk. The disclosure requirements of FSP No. FAS 132(R)-1 are effective for fiscal years ending after December 15, 2009. The Company adopted the provisions of FSP No. FAS 132(R)-1 for its fiscal year beginning January 1, 2009. The Company is evaluating the impact of adoption of FSP No. FAS 132(R)-1.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

6. Related Party Transactions

Included in the consolidated balance sheets at December 31, 2008 and 2007 are the following related party amounts:

	December 31,

	2008	2007

Reinsurance receivable	$425,369	$381,931
Policy reserves	2,393,013	2,493,511

Included in the consolidated statements of income for the years ended December 31, 2008, 2007 and 2006 are the following related party amounts:

	Year Ended December 31,

	2008	2007	2006

Premium income, net of premiums ceded of $3,662, $1,391,518 and $4,827	$155,752	($ 1,146,908)	$275,169
Life and other policy benefits, net of reinsurance recoveries of $7,356, $737 and $3,325	120,999	103,765	100,575
Increase (decrease) in policy reserves	(42,180)	(1,539,777)	29,245

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2008, 2007 and 2006. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,

	2008	2007	2006

Investment management revenue included in net investment income	$7,856	$7,959	$6,772
Administrative and underwriting expense reimbursements included as a reduction to general insurance expenses	1,092	1,255	1,399

Total	$8,948	$9,214	$8,171

The following table summarizes amounts due from parent and affiliates at December 31, 2008 and 2007:

			December 31,

Related party	Indebtedness	Due Date	2008	2007

GWL&A Financial Inc.	On account	On demand	$37,097	$25,932
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.	On account	On demand	716	521
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	2,079	1,370
Putnam Investments LLC	On account	On demand	207	1,315
The Great-West Life Assurance Company	On account	On demand	1,694	—

Total			$41,793	$29,138

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table summarizes amounts due to parent and affiliates at December 31, 2008 and 2007:

			December 31,

Related party	Indebtedness	Due Date	2008	2007

GWL&A Financial Inc. [1]	Surplus note	November 2034	$194,206	$194,194
GWL&A Financial Inc. [2]	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2009	4,701	5,095
Great-West Lifeco Finance LP	On account	On demand	—	582
The Great-West Life Assurance Company	On account	On demand	—	1,046
The Canada Life Assurance Company	On account	On demand	1,563	639

Total			$533,870	$534,956

1          A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,206 and $194,194 at December 31, 2008 and 2007, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

2          A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month London Interbank Offering Rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, $37,042 and $28,848 for the years ended December 31, 2008, 2007 and 2006, respectively.

On June 1, 2007, the Company’s Individual Markets segment terminated its reinsurance agreement with an affiliate, CLAC, pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis. The Company recorded, at fair value, the following  in its consolidated balance sheet in connection with the termination of the reinsurance agreement:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Assets

Fixed maturities	($1,177,180)
Mortgage loans on real estate	(196,743)
Policy loans	(219,149)
Reinsurance receivable	(310,865)
Deferred policy acquisition costs and value of business acquired	(68,809)
Investment income due and accrued	(15,837)
Premiums in course of collection	(3,540)
Deferred income taxes	(18,274)

Total assets	($2,010,397)

Liabilities and Stockholder’s Equity

Policy reserves	($1,976,028)
Policy and contract claims	(20,256)
Policyholders’ funds	(20,464)
Provision for policyholder dividends	(31,841)
Undistributed earnings on participating business	8,161
Other liabilities	103

Total liabilities	(2,040,325)

Accumulated other comprehensive income	7,684
Retained earnings	22,244

Total stockholder’s equity	29,928

Total liabilities and stockholder’s equity	($2,010,397)

The Company recorded the following in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	($1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)

Total revenues	(1,343,407)

Decrease in reserves	(1,453,145)
Provision for policyholders’ share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961

Total benefits and expenses	(1,382,023)

Income before income taxes	38,616
Income taxes	16,372

Net income	$22,244

On July 3, 2007, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”), a wholly-owned subsidiary of the Company, and CLAC amended their reinsurance agreement pursuant to which the Company assumed additional term life insurance from CLAC. As a result of this amendment, the Company recorded $33,677 in both premium income and increase in reserves in the consolidated statement of income. GWL&A Financial obtained two letters of credit for the benefit of the Company during December 2005 as collateral under the GWSC and CLAC reinsurance agreement for on-balance sheet policy liabilities and capital support. The first letter of credit is for $919,100 and renews automatically until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews automatically. At December 31, 2008 and 2007, there were no outstanding amounts related to these letters of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

As a result of this amendment, the Company also recorded the following in its consolidated balance sheet:

Assets		Liabilities and Stockholder’s Equity
Reinsurance receivable	$33,677	Policy reserves	$33,677
	$33,677		$33,677

Included within reinsurance receivable in the consolidated balance sheets are $376,378 and $334,169 of funds withheld assets as of December 31, 2008 and 2007, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2008 and 2007, these purchases totaled $64,723 and $74,855 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $265,299 and $383,319 at December 31, 2008 and 2007, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

7. Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2008:

	December 31, 2008

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$2,356,143	$81,084	$6,601	$2,430,626	$2,430,626
Obligations of U.S. states and their subdivisions	1,173,185	10,026	34,443	1,148,768	1,148,768
Foreign governments	1,140	12	—	1,152	1,152
Corporate debt securities	5,589,524	51,728	615,647	5,025,605	5,025,605
Mortgage-backed and asset-backed securities	4,274,683	6,183	913,481	3,367,385	3,367,385

Total fixed maturities	$13,394,675	$149,033	$1,570,172	$11,973,536	$11,973,536

Total equity investments	$16,330	$2,424	$964	$17,790	$17,790

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2007:

	December 31, 2007

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$2,701,076	$40,661	$7,287	$2,734,450	$2,734,450
Obligations of U.S. states and their subdivisions	1,213,378	61,168	1,129	1,273,417	1,273,417
Foreign governments	1,801	—	31	1,770	1,770
Corporate debt securities	5,327,480	90,847	94,403	5,323,924	5,323,924
Mortgage-backed and asset-backed securities	4,348,268	26,109	156,705	4,217,672	4,217,672

Total fixed maturities	$13,592,003	$218,785	$259,555	$13,551,233	$13,551,233

Total equity investments	$19,749	$10,414	$587	$29,576	$29,576

See Note 8 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2008, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008

	Amortized Cost	Estimated Fair Value

Maturing in one year or less	$1,000,913	$888,813
Maturing after one year through five years	2,673,517	2,568,925
Maturing after five years through ten years	1,783,396	1,675,416
Maturing after ten years	1,446,732	1,190,987
Mortgage-backed and asset-backed securities	6,490,117	5,649,395

	$13,394,675	$11,973,536

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Proceeds from sales	$2,696,635	$2,488,042	$5,944,439
Gross realized gains from sales	50,173	30,834	47,746
Gross realized losses from sales	(1,456)	(4,309)	(54,221)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.

The Company has fixed maturity securities with fair values in the amounts of $0 and $11,156 that have been non-income producing for the twelve months preceding December 31, 2008 and 2007, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. Counterparty credit risk was evaluated and considered immaterial to the valuation of derivatives at December 31, 2008. As the Company enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company’s overall asset/liability matching program. Interest rate futures are used to hedge the risk of the change in the fair value of certain fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other at the expiration or termination of the agreement.

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amounts of $0, $0 and $224 were recorded as an increase to net investment income during the years ended December 31, 2008, 2007 and 2006, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $1,510 and $606 was recorded as an increase to net investment income during the years ended December 31, 2008 and 2007, respectively. Hedge ineffectiveness in the amount of $89 was recorded as a decrease to net investment income during the year ended December 31, 2006.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. A derivative net gain in the amount of $4,732 was reclassified to net investment income during the year ended December 31, 2008 while a derivative net loss in the amount of $1,275 and a derivative net gain in the amount of $1,709 were reclassified to net investment income during the years ended December 31, 2007 and 2006, respectively.  As of December 31, 2008, the Company estimates that $11,475 of net derivative gains included in accumulated other comprehensive income will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio. Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. The Company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument. If both of these are true, the Company has the option of separating the embedded derivative from the host contract and carrying it at its fair value or under SFAS No. 155, the Company may carry the entire hybrid instrument at fair value with gains and losses recognized in earnings.

During the years ended December 31, 2008, 2007 and 2006, decreases in the amounts of $0, $75 and $264, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2008 and 2007:

	December 31, 2008

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$325,966	0.44%-1.75%	March 2009- February 2045

Foreign currency exchange contracts	52,001	N/A	March 2014- December 2016
Futures:
Thirty year U.S Treasury:
Short position	40,500	N/A	March 2009

	December 31, 2007

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$338,075	3.94%-4.70%	November 2008- February 2045

Foreign currency exchange contracts	52,001	N/A	March 2014- December 2016
Futures:
Ten year U.S. Treasury:
Long position	30,900	N/A	March 2008

Mortgage loans – There were no impaired mortgage loans at December 31, 2008. The average balance of impaired loans during 2007 was $6,213 and the related allowance for credit losses was $6,213, leaving an impaired loan balance of $0 at December 31, 2007.

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $0 and $6,223 at December 31, 2008 and 2007, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Balance, January 1	$9,448	$15,661	$15,661
Release of provision	(614)	(6,213)	—

Balance, December 31	$8,834	$9,448	$15,661

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $17,790 and $29,576 at December 31, 2008 and 2007, respectively.

Limited partnership interests and limited liability corporation interests - At December 31, 2008 and 2007, the Company had $293,956 and $326,971, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2008 and 2007 were $33,289 and $18,849, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $37,220 and $35,539 at December 31, 2008 and 2007, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amounts of $32,788 and $84,851 and estimated fair values in the amounts of $41,321 and $90,087 were on loan under the program at December 31, 2008 and 2007, respectively. The Company was liable for collateral under its control in the amounts of $43,205 and $93,472 at December 31, 2008 and 2007, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $1,600 and $496 at December 31, 2008 and 2007, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturity investments and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income in the stockholder’s equity section in the accompanying consolidated balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as realized losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The assessment of whether an other-than-temporary impairment has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is significantly below cost.

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

•	The decline in fair value has existed for an extended period of time.

•	A debt security has been downgraded by a credit rating agency.

•	The financial condition of the issuer has deteriorated.

•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2008 and 2007. The Company considers these investments to be only temporarily impaired:

	December 31, 2008

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$41,965	$2,042	$157,062	$4,559	$199,027	$6,601
Obligations of U.S. states and their subdivisions	662,723	28,728	65,697	5,715	728,420	34,443
Corporate debt securities	2,271,214	213,400	1,556,161	402,247	3,827,375	615,647
Mortgage-backed and asset-backed securities	1,143,410	205,615	2,038,847	707,866	3,182,257	913,481

Total fixed maturities	$4,119,312	$449,785	$3,817,767	$1,120,387	$7,937,079	$1,570,172

Equity investments	$2,451	$964	$—	$—	$2,451	$964

Total number of securities in an unrealized loss position	1,956		571		2,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$93,564	$1,035	$584,237	$6,252	$677,801	$7,287
Obligations of U.S. states and their subdivisions	18,748	427	83,482	702	102,230	1,129
Foreign governments	—	—	1,770	31	1,770	31
Corporate debt securities	483,359	19,290	1,907,778	75,113	2,391,137	94,403
Mortgage-backed and asset-backed securities	873,956	74,461	2,097,427	82,244	2,971,383	156,705

Total fixed maturities	$1,469,627	$95,213	$4,674,694	$164,342	$6,144,321	$259,555

Equity investments	$3,615	$587	$—	$—	$3,615	$587

Total number of securities in an unrealized loss position	133		667		800

Fixed maturity investments - Total unrealized losses increased by $1,310,617 from December 31, 2007 to 2008. This increase in unrealized losses is primarily due to the corporate debt securities and mortgage-backed and asset-backed securities classes and reflects market illiquidity and economic uncertainty in these markets during the past year.

Unrealized losses on mortgage-backed and asset-backed securities comprise $756,776 of this increase and are attributable to widening of credit spreads resulting from a lack of market liquidity. The market disruption has influenced valuations at December 31, 2008; however, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal. See Note 8 for additional discussion regarding fair valuation processes.

Unrealized losses on corporate debt securities increased $521,244 from December 31, 2007 to 2008. The valuation of these securities has also been significantly influenced by market conditions. Management has classified these securities by sector, calculated as a percentage of total unrealized losses as follows:

	December 31,

Corporate sector	2008	2007

Finance	51%	53%
Utility	20%	19%
Natural resources	9%	8%
Consumer	8%	10%
Transportation	4%	5%
Other	8%	5%

	100%	100%

Approximately $259,915 of the increase in unrealized losses was related to the finance industry. These unrealized losses were primarily related to securities in the insurance industry, and perpetual floating-interest-rate securities issued by Canadian and other foreign banks. Less than 5% (approximately $30,067 of the $615,647) of total unrealized losses on corporate debt securities was related to securities in the finance industry on which there has been a ratings downgrade since December 31, 2007. All of these securities, except one, representing $8,483 of the unrealized losses, are rated BBB or above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Approximately $106,579 of the increase in unrealized losses since December 2007 was related to the utility industry. Less than 4% (approximately $21,371 of the $615,647) of the total unrealized losses on corporate debt securities was related to securities in the utility industry on which there has been a ratings downgrade since December 31, 2007. All of these securities are rated BBB or above.

Future changes in the fair value of these securities will be dependent upon the return of market liquidity and changes in general market conditions including interest rates and credit spread movements. While the decline in fair value has been increasing and many unrealized losses have existed for longer than twelve months, the Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities and has little bearing on whether the investment will be ultimately recoverable. Current liquidity conditions in the market place contribute to the uncertainty in the financial condition of the many issuers; however, the Company continually monitors its credit risk exposure to identify potential losses. The Company has the ability and intent to hold the securities with unrealized losses until a recovery of the fair value, which may be maturity; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Equity investments - The increase in unrealized losses of $377 from December 31, 2007 to 2008 is primarily related to issues in the financial services industry. At December 31, 2008, the Company is continuing to monitor conditions impacting the industry, as noted above, and has determined that these securities are not other-than-temporarily impaired.

Other-than-temporary impairment recognition - The Company recorded other-than-temporary impairments on fixed maturity investments of $87,886, $34,485 and $6,094 during 2008, 2007 and 2006, respectively. Of the $87,886, $35,657 was related to the write-down of a security in the financial services industry backed by Lehman Brothers Holdings Inc. Additionally, $24,888 of the $87,886 was related to the write-down of securities in the automobile industry backed by General Motors Corporation. Of the $87,886 recorded during 2008, $4,372 was related to discontinued operations and $83,514 was related to continuing operations.

The Company recorded other-than-temporary impairment on equity securities of $3,512 during 2008. This was related to airline securities and a Washington Mutual, Inc. holding within a limited partnership investment. During 2007 and 2006, the Company recorded other-than-temporary impairments on equity securities in the amounts of $389 and $469, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

8. Fair Value Measurements

The following table summarizes the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2008 and 2007:

	December 31, 2008		December 31, 2007

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$12,378,740	$12,378,740	$14,046,926	$14,046,926
Mortgage loans on real estate	1,380,101	1,373,015	1,199,976	1,212,221
Equity investments	17,790	17,790	29,576	29,576
Policy loans	3,979,094	3,979,094	3,767,872	3,767,872
Other investments	31,992	58,600	11,362	12,134
Derivative instruments	92,713	92,713	8,734	8,734
Collateral under securities lending agreements	43,205	43,205	93,472	93,472
Reinsurance receivable	8,144	8,144	4,856	4,856
Separate account assets	15,121,943	15,121,943	18,089,984	18,089,984

	December 31, 2008		December 31, 2007

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$6,736,101	$6,176,405	$5,998,749	$6,041,886
Policyholders’ funds	320,320	320,320	302,957	302,957
Repurchase agreements	202,079	202,079	138,537	138,537
Commercial paper	97,167	97,167	95,667	95,667
Payable under securities lending agreements	43,205	43,205	93,472	93,472
Derivative instruments	—	—	3,634	3,634
Notes payable	532,307	532,307	532,689	532,689
Separate account liabilities	15,121,943	15,121,943	18,089,984	18,089,984

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The carrying value of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Other investments

Other investments consist of the Company’s percentage ownership of a foreclosed lease interest in an aircraft. The estimated fair value is based on the present value of anticipated lease payments plus the residual value. Also included in other investments is real estate held for investment. The estimated fair value is based on appraised value.

Derivative instruments

Included in other assets at December 31, 2008 and 2007 are derivative financial instruments in the amounts of $92,713 and $8,734, respectively. Included in other liabilities at December 31, 2008 and 2007 are derivative financial instruments in the amounts of $0 and $3,634, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates, counterparty credit risk and other relevant factors. Counterparty credit risk considerations were immaterial to the valuation of the derivatives as of December 31, 2008.

Reinsurance receivable

The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract reserves without life contingencies

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

Policyholders’ funds

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to net asset value on a daily basis, which approximates fair value.

Fair value disclosures

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157. The levels of the fair value hierarchy are described below.

•     Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•     Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities were obtained from a pricing service. The list of inputs used by the pricing service is reviewed on a quarterly basis. The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data. Level 2 securities include those priced using a matrix which is based on credit quality and average life, U.S. government and agency securities, restricted stock, some private equities, certain fixed maturity investments and some over-the-counter derivatives.

•     Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models. Financial assets and liabilities utilizing Level 3 inputs include certain private equity, fixed maturity and over-the-counter derivative investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis December 31, 2008

Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities, available-for-sale	$—	$11,177,965	$795,571	$11,973,536
Fixed maturities, held for trading	—	38,834	—	38,834
Equity investments, available-for-sale	17,790	—	—	17,790
Short-term investments, available-for-sale	66,958	299,412	—	366,370
Collateral under securities lending agreements	43,205	—	—	43,205
Other assets [1]	—	89,489	3,224	92,713
Separate account assets [2]	9,080,928	5,355,100	532	14,436,560

Total assets	$9,208,881	$16,960,800	$799,327	$26,969,008

Liabilities

Total liabilities	$—	$—	$—	$—

[1]	Includes derivative financial instruments.

[2]	Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

Total assets and liabilities in Level 3 increased by $280,849 from January 1 to December 31, 2008. The increase is primarily due to a change in pricing source for asset-backed securities backed by prime home improvement loans. The Company determined that the use of internal models was a better measurement of fair value for these securities.

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities Year Ended December 31, 2008

	Fixed maturities available- for-sale	Equity investments available- for-sale	Collateral under securities lending agreements	Other assets and liabilities [1]	Separate accounts

Balance, January 1, 2008	$404,119	$244	$21,155	($2,265)	$95,225
Realized and unrealized gains and losses:
Gains (losses) included in net income	3,052	—	—	5	—
(Gains) losses included in other comprehensive income	(71,360)	—	—	5,484	(1,015)
Purchases, issuances and settlements	(19,337)	(244)	(21,155)	—	(5,574)
Transfers in (out) of Level 3	479,097	—	—	—	(88,104)

Balance, December 31, 2008	$795,571	$—	$—	$3,224	$532

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2008	$—	$—	$—	$5	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Realized and unrealized gains and losses included in net income for the year ended December 31, 2008 are reported in net realized gains (losses) on investments and net investment income as follows:

	Year Ended December 31, 2008

	Net realized gains (losses) on investments	Net investment income

Realized and unrealized gains and losses included in net income for the period	$3,052	$5

Non-recurring Level 3 assets and liabilities - At December 31, 2008, the Company held $16,097 of cost basis limited partnership interests which were impaired during the year based on underlying limited partnership financial statements. These limited partnership interests were recorded at estimated fair value and represent a non-recurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net realized gains (losses) on investments are impairments of $1,122 for the year ended December 31, 2008. The Company has no liabilities measured at fair value on a non-recurring basis at December 31, 2008.

9. Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2008 and 2007, the reinsurance receivables had carrying values in the amounts of $546,491 and $505,107, respectively. Included in these amounts are $425,369 and $381,931 at December 31, 2008 and 2007, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2008 or 2007.

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2008:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$51,109,750	$32,332,557	$83,442,307
Reinsurance ceded	(11,655,940)	—	(11,655,940)
Reinsurance assumed	91,066,830	—	91,066,830

Net	$130,520,640	$32,332,557	$162,853,197

Percentage of amount assumed to net	69.8%	0.0%	55.9%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

	Premium Income

	Life Insurance	Annuities	Total

Written direct	$371,952	($1,153)	$370,799
Reinsurance ceded	(37,035)	(141)	(37,176)
Reinsurance assumed	189,908	1,605	191,513

Net	$524,825	$311	$525,136

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2007:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$52,406,664	$31,359,824	$83,766,488
Reinsurance ceded	(12,229,471)	—	(12,229,471)
Reinsurance assumed	93,804,317	—	93,804,317

Net	$133,981,510	$31,359,824	$165,341,334

Percentage of amount assumed to net	70.0%	0.0%	56.7%

	Premium Income

	Life Insurance	Annuities	Total

Written direct	$317,339	$5,058	$322,397
Reinsurance ceded	(1,406,752)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	51	252,696

Net	($836,768)	($20,499)	($857,267)

The following table summarizes total premium income for the year ended, December 31, 2006:

	Premium Income

	Life Insurance	Annuities	Total

Written direct	$316,689	$11,087	$327,776
Reinsurance ceded	(51,777)	(172)	(51,949)
Reinsurance assumed	306,572	53	306,625

Net	$571,484	$10,968	$582,452

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

10. Deferred Acquisition Costs (“DAC”) and Value of Business Acquired (“VOBA”)

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2008, 2007 and 2006:

	DAC	VOBA	Total

Balance, January 1, 2006	$416,815	$9,627	$426,442
Capitalized additions	60,187	46,032	106,219
Amortization and writedowns	(44,527)	(1,664)	(46,191)
Unrealized investment gains (losses)	18,740	(76)	18,664

Balance, December 31, 2006	451,215	53,919	505,134
Capitalized additions	73,062	—	73,062
Amortization and writedowns	(128,575)	(6,995)	(135,570)
Unrealized investment gains	1,121	118	1,239
Purchase accounting adjustment	—	(563)	(563)

Balance, December 31, 2007	396,823	46,479	443,302
Capitalized additions	65,108	—	65,108
Amortization and writedowns	(55,551)	2,852	(52,699)
Unrealized investment gains	251,940	6,380	258,320

Balance, December 31, 2008	$658,320	$55,711	$714,031

The estimated future amortization of VOBA for the years ended December 31, 2009 through December 31, 2013 is as follows:

Year Ended December 31,	Amount

2009	$1,894
2010	2,296
2011	2,628
2012	2,902
2013	3,129

11. Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2008 and 2007 are as follows:

Amount

Balance, January 1, 2007	$102,374
Purchase price accounting adjustment	(719)

Balance, December 31, 2007	101,655
Purchase price accounting adjustment	3,600

Balance, December 31, 2008	$105,255

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2008 and 2007:

	December 31, 2008

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$36,314	($7,249)	29,065
Preferred provider agreements	7,970	(3,211)	4,759

Total	$44,284	($10,460)	$33,824

	December 31, 2007

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$36,999	($4,154)	$32,845
Preferred provider agreements	7,970	($1,581)	6,389

Total	$44,969	($5,735)	$39,234

Amortization expense for other intangible assets included in general insurance expenses was $4,725, $4,699 and $497 for the years ended December 31, 2008, 2007 and 2006, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2009 through December 31, 2013 is as follows:

Year Ended December 31,	Amount

2009	$4,492
2010	4,004
2011	3,801
2012	3,597
2013	3,418

12. Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 22).

The following table provides information regarding the Company’s commercial paper program at December 31, 2008 and 2007:

	December 31,

	2008	2007

Commercial paper outstanding	$97,167	$95,667
Maturity range (days)	6 - 28	7 - 88
Interest rate range	0.6% - 2.4%	4.80% - 5.48%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

13. Stockholder’s Equity and Dividend Restrictions

At December 31, 2008 and 2007, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2008 and 2007.

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2008, 2007 and 2006 are as follows:

	Year Ended December 31,

	2008	2007	2006

	(Unaudited)
Net income	$271,436	$562,309	$280,874
Capital and surplus	904,376	1,846,170	1,862,338

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the year ended December 31, 2008, the Company paid dividends in the amount of $1,772,293 to its parent company, GWL&A Financial, in part using the proceeds received from the sale of its Healthcare business as discussed in Note 2. During the years ended December 31, 2007 and 2006, the Company paid dividends in the amounts of $604,983 and $249,395, respectively.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2008 were $904,376 and $750,998, respectively. GWLA may pay up to $750,998 (unaudited) of dividends during the year ended December 31, 2009 without the prior approval of the Colorado insurance commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

14. Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$85,494	($29,923)	$55,571
Unrealized holding gains (losses) arising during the year	(1,431,239)	496,555	(934,684)
Less: reclassification adjustment for (gains) losses realized in net income	38,978	(10,989)	27,989

Net unrealized gains (losses)	(1,306,767)	455,643	(851,124)
Reserve, DAC and VOBA adjustments	254,180	(88,963)	165,217

Net unrealized gains (losses)	(1,052,587)	366,680	(685,907)
Employee benefit plan adjustment	(115,766)	40,518	(75,248)

Other comprehensive income (loss)	($1,168,353)	$407,198	($761,155)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$12,317	($4,311)	$8,006
Unrealized holding gains (losses) arising during the year	3,833	(1,342)	2,491
Less: reclassification adjustment for (gains) losses realized in net income	3,098	(1,084)	2,014

Net unrealized gains (losses)	19,248	(6,737)	12,511
Reserve, DAC and VOBA adjustments	(4,013)	1,405	(2,608)

Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998

Other comprehensive income (loss)	$69,078	($24,177)	$44,901

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	($7,805)	$2,732	($5,073)
Unrealized holding gains (losses) arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment for gains (losses) realized in net income	3,535	(1,237)	2,298

Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA adjustments	19,785	(6,925)	12,860

Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Employee benefit plan adjustment	1,521	(532)	989

Other comprehensive income (loss)	($35,362)	$12,377	($22,985)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

15. Net Investment Income and Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Investment income:
Fixed maturity and short-term investments	$766,625	$782,013	$780,272
Equity investments	1,240	2,260	5,794
Mortgage loans on real estate	73,838	66,994	79,316
Policy loans	218,687	205,772	208,511
Limited partnership interests	2,601	10,887	13,818
Interest on funds withheld balances under reinsurance agreements	14,413	21,199	49,952
Change in fair value of an embedded derivative contained in a reinsurance agreement	—	(5,521)	(18,986)
Other, including interest income (expense) from related parties of ($444), $5,240 and $22,505	14,331	71,734	6,986

	1,091,735	1,155,338	1,125,663
Investment expenses	(13,266)	(15,797)	(15,527)

Net investment income	$1,078,469	$1,139,541	$1,110,136

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Net realized gains (losses):
Fixed maturity and short-term investments	($30,797)	($9,570)	($8,978)
Equity investments	(4,162)	(48)	(2,768)
Mortgage loans on real estate	2,568	3,202	2,725
Limited partnership interests	1,112	(38)	(835)
Other	9,583	590	(123)
Provision for mortgage impairments, net of recoveries	—	3,836	514

Net realized gains (losses) on investments	($21,696)	($2,028)	($9,465)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

16. General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Compensation	$282,502	$281,670	$251,345
Commissions	118,978	128,003	103,488
Premium and other taxes	25,704	21,366	19,209
Capitalization of DAC	(65,108)	(73,062)	(60,186)
Rent, net of sublease income	3,875	5,752	7,873
Other	63,744	68,697	45,586

Total general insurance expenses	$429,695	$432,426	$367,315

17. Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the Defined Benefit Pension Plan or the accumulated post retirement benefit obligation for the Post-Retirement Medical Plan) of its pension plan and post retirement medical plan beginning in its December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, “Employer’s Accounting for Pensions” (“SFAS No. 87”) all of which were previously netted against the plan’s funded status in the Company’s statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company’s historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at the time of adoption of SFAS No. 158.

Defined Benefit Pension and Post-Retirement Medical Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. Under the Act, which took effect on January 1, 2006, employers who sponsor post-retirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post-retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once they become Medicare eligible.

Prior to the adoption of the measurement provisions of SFAS No. 158 for its year ended December 31, 2008, the Company utilized a November 30 measurement date for the Defined Benefit Pension and Post-Retirement Medical plans. Upon adoption of the measurement provision of SFAS No. 158, the Company changed the measurement date to correspond to the end of its fiscal year, December 31. The impact of adopting the measurement date provisions of SFAS No. 158 was a decrease to stockholder’s equity of $206. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the under funded status for the Company’s Defined Benefit Pension and Post-Retirement Medical plans as of the years ended December 31, 2008 and 2007:

	Defined benefit pension plan		Post-retirement medical plan

	2008	2007	2008	2007

Change in projected benefit obligation:
Benefit obligation, January 1	$278,246	$300,773	$26,207	$25,647
Service cost	5,743	9,685	1,263	2,050
Interest cost	18,356	17,293	1,254	1,489
Actuarial (gain) loss	23,200	(41,275)	(2,327)	(2,007)
Benefits paid	(10,217)	(8,230)	(1,344)	(971)
Curtailments	(14,165)	—	(8,855)	—
Other	2,220	—	285	—

Benefit obligation, December 31	$303,383	$278,246	$16,483	$26,208

	Defined benefit pension plan		Post-retirement medical plan

	2008	2007	2008	2007

Change in plan assets:
Value of plan assets, January 1	$274,452	$256,533	$—	$—
Actual return (loss) on plan assets	(73,765)	22,849	—	—
Employer contributions	11,500	3,300	1,344	971
Benefits paid	(10,217)	(8,230)	(1,344)	(971)

Value of plan assets, December 31	$201,970	$274,452	$—	$—

	Defined benefit pension plan		Post-retirement medical plan

	2008	2007	2008	2007

Funded (under funded) status at December 31	($101,413)	($3,794)	($16,483)	($26,208)

	Defined benefit pension plan		Post-retirement medical plan

	2008	2007	2008	2007

Amounts recognized in consolidated balance sheets:
Prepaid benefit cost (accrued benefit liability)	$15,507	$7,880	($31,408)	($51,663)
Accumulated other comprehensive income	(116,920)	(11,674)	14,925	25,455

The accumulated benefit obligation for the Defined Benefit Pension Plan was $289,525 and $260,147 at December 31, 2008 and 2007, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2008:

	Defined benefit pension plan		Post-retirement medical plan

	Gross	Net of tax	Gross	Net of tax

Net gain (loss)	($120,948)	($78,616)	$1,834	$1,192
Net prior service (cost) credit	(388)	(252)	13,091	8,509
Net transition asset (obligation)	4,416	2,870	—	—

	($116,920)	($75,998)	$14,925	$9,701

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2009:

	Defined benefit pension plan		Post-retirement medical plan

	Gross	Net of tax	Gross	Net of tax

Net gain (loss)	($10,655)	($6,926)	$—	$—
Net prior service (cost) credit	(88)	(57)	1,650	1,072
Net transition asset (obligation)	1,514	984	—	—

	($9,229)	($5,999)	$1,650	$1,072

The expected benefit payments for the Company’s Defined Benefit Pension and Post-Retirement Medical Plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan

2009	$12,235	$1,634
2010	12,127	1,703
2011	12,496	1,767
2012	13,231	1,776
2013	13,800	1,710
2014 through 2018	80,769	7,581

Net periodic (benefit) cost of the Defined Benefit Pension Plan and the Post-Retirement Medical Plan included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2008, 2007 and 2006 includes the following components:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

	Defined benefit pension plan

	2008	2007	2006

Components of net periodic (benefit) cost:
Service cost	$5,743	$9,685	$9,406
Interest cost	18,356	17,293	15,970
Expected return on plan assets	(20,499)	(20,166)	(16,835)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	120	218	462
Amortization of loss from earlier periods	679	4,877	5,447

Net periodic cost	$2,885	$10,393	$12,936

	Post-retirement medical plan

	2008	2007	2006

Components of net periodic (benefit) cost:
Service cost	$1,263	$2,050	$1,851
Interest cost	1,254	1,489	1,309
Amortization of unrecognized prior service cost	(2,169)	(3,727)	(3,727)
Amortization of loss from earlier periods	85	651	633

Net periodic cost	$433	$463	$66

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension Plan and the Post-Retirement Medical Plan for the years ended December 31, 2008, 2007 and 2006:

	Defined benefit pension plan

	2008	2007	2006

Discount rate	6.40%	6.75%	5.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.94%	3.19%	3.19%

	Post-retirement medical plan

	2008	2007	2005

Discount rate	6.40%	6.75%	5.75%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post- Retirement Medical Plan. For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

	One percentage point increase	One percentage point decrease

Increase (decrease) on total service and interest cost on components	$2,863	($2,221)
Increase (decrease) on post-retirement benefit obligation	345	(296)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2008 and 2007:

	December 31,

	2008	2007

Equity securities	62%	73%
Debt securities	30%	25%
Other	8%	2%

Total	100%	100%

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2009:

December 31, 2009

Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2009. The Company made a contribution in the amount of $11,500 to its Defined Benefit Pension Plan during the year ended December 31, 2008. The Company expects to contribute approximately $1,634 to its Post-Retirement Medical Plan during the year ended December 31, 2009. The Company will make a contribution at least equal to the minimum contribution of $8,625 to its Defined Benefit Pension Plan during the year ended December 31, 2009.

During the second quarter of 2008, the Company recorded defined benefit pension plan costs of $672 and post-retirement medical plan benefits of $19,346 as adjustments to income from discontinued operations due to plan curtailments related to the sale of the Healthcare segment.

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plans - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company’s expense for these plans was $4,214, $4,869 and $4,942 for the years ended December 31, 2008, 2007 and 2006, respectively. The liability associated with these plans was $45,765 and $41,676 at December 31, 2008 and 2007, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following tables summarize changes in the benefit obligations, plan assets and funded status for the Company’s Supplemental Executive Retirement Plans for the years ended December 31, 2008 and 2007:

	2008	2007

Change in projected benefit obligation:
Benefit obligation, January 1	$41,676	$46,085
Service cost	665	1,044
Interest cost	2,735	2,589
Actuarial (gain) loss	3,578	(6,136)
Regular benefits paid	(1,761)	(1,906)
Special termination benefits	2,053	—
Curtailments	(3,181)	—

Benefit obligation, December 31	$45,765	$41,676

	December 31,

	2008	2007

Change in plan assets:
Fair value of plan assets, January 1	$—	$—
Employer contributions	1,761	1,906
Benefits paid	(1,761)	(1,906)

Fair value of plan assets, December 31	$—	$—

	December 31,

	2008	2007

Underfunded status	($45,765)	($41,676)
Accumulated other comprehensive expense (income)	(7,676)	(7,368)

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2008:

	Gross	Net of tax

Net prior service (cost) credit	($2,755)	($1,790)
Net gain (loss)	(4,921)	(3,199)

	($7,676)	($4,989)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs for the Supplemental Executive Retirement Plans during the year ended December 31, 2009:

	Gross	Net of tax

Net prior service (cost) credit	$675	$439
Net gain (loss)	—	—

	$675	$439

The expected benefit payments for the Company’s Supplemental Executive Retirement Plans for the years indicated are estimated as follows:

2009	$2,100
2010	2,273
2011	2,518
2012	2,514
2013	2,509
2014 through 2018	17,944

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Net periodic cost of the Supplemental Executive Retirement Plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2008, 2007 and 2006 includes the following components:

	Year Ended December 31,

	2008	2007	2006

Components of net periodic (benefit) cost:
Service cost	$665	$1,044	$964
Interest cost	2,735	2,589	2,564
Amortization of unrecognized prior service cost	814	986	1,024
Amortization of loss from earlier periods	—	250	390

Net periodic cost	$4,214	$4,869	$4,942

The following table presents the assumptions used in determining benefit obligations for the Supplemental Executive Retirement Plans for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Discount rate	6.40%	6.75%	5.75%
Rate of compensation increase	6.00%	6.00%	6.00%

During the second quarter of 2008, the Company recorded supplemental executive retirement plan costs of $1,833 as adjustments to income from discontinued operations due to plan curtailments related to the sale of the Healthcare segment.

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2008, 2007 and 2006 were $7,384, $9,573 and $8,825, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $16,752 and $17,934 at December 31, 2008 and 2007, respectively. The participant deferrals earned interest at the average rates of 7.06% and 6.50% during the years ended December 31, 2008 and 2007, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,224, $1,261 and $1,295 for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in general insurance expenses in the consolidated statements of income.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $4,369 and $5,257 at December 31, 2008 and 2007, respectively. The participant deferrals earned interest at the average rate of 4.5% and 4.6% during the years ended December 31, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

and 2007, respectively. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $233, $258 and $269 for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $9,238 and $14,533 at December 31, 2008 and 2007, respectively. Unrealized (losses) gains on invested participant deferrals were ($3,709), $997 and $1,556 for the years ended December 31, 2008, 2007 and 2006, respectively.

18. Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year Ended December 31,

	2008	2007	2006

Current	$14,828	$60,813	$35,892
Deferred	81,010	57,978	36,711

Total income tax provision from continuing operations	$95,838	$118,791	$72,603

The following table presents reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(1.4%)	(1.6%)	(2.5%)
Tax credits	(2.5%)	(2.8%)	(4.8%)
State income taxes net of federal benefit	1.1%	0.5%	0.7%
Provision for policyholders’ share of earnings on participating business	(13.2%)	2.0%	1.2%
Prior period adjustment	(0.3%)	1.4%	(1.8%)
Other, net	(1.0%)	(1.4%)	0.4%

Effective federal income tax rate from continuing operations	17.7%	33.1%	28.2%

Included above in the provision for policyholder’s share of earnings on participating business is the $207,785 decrease in undistributed earnings on participating business as discussed in Note 4.

The Company adopted the provisions of Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings, $4,505 was accounted for as a reduction to a liability previously accounted for under Statement of Financial Accounting

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Standards No. 5 “Accounting for Contingencies”, and $76,727 was accounted for as an increase related to temporary items. During the year ended December 31, 2008, the Company recognized $6,600 in unrecognized tax benefits relating to FIN 48. The Company does not expect any material changes relating to unrecognized tax benefits within the next twelve months.

A reconciliation of unrecognized tax benefits for the years ended December 31, 2008 and 2007 is as follows:

Balance, January 1, 2007	$87,427
Additions for tax positions in the current year	3,957
Additions for tax positions in prior years	21,749
Reductions for tax positions in prior years	(51,847)

Balance, December 31, 2007	61,286
Additions for tax positions in the current year	6,600
Reductions for tax positions in current year	(1,935)
Additions for tax positions in prior years	17,349
Reductions for tax positions in prior years	(23,221)

Balance, December 31, 2008	$60,079

Included in the unrecognized tax benefits of $60,079 at December 31, 2008 was $5,126 of tax benefits that, if recognized, would increase the annual effective tax rate. Also included in the balance at December 31, 2008 is $54,953 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $6,916 and $1,300 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2008 and 2007, respectively. The Company had approximately $12,548 and $5,632 accrued for the payment of interest and penalties at December 31, 2008 and 2007, respectively.

The Company files income tax returns in the U.S federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S federal, state and local income tax examinations by tax authorities for years 2004 and prior. The Company has been notified by the IRS that they will soon begin an examination; however the specific companies and tax years to be audited have not been determined. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2009. Also, the Company does not expect significant increases or decreases relating to state and local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2008 and 2007, are as follows:

	December 31,

	2008		2007

	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$—	$105,049	$—	$13,443
Deferred acquisition costs	—	144,069	—	55,081
Investment assets	542,104	—	—	37,360
Policyholder dividends	20,298	—	30,750	—
Net operating loss carryforward	267,074	—	220,032	—
Pension plan accrued benefit liability	39,571	—	—	—
Goodwill	—	19,833	—	—
Other	—	22,297	54,564	—

Total deferred taxes	$869,047	$291,248	$305,346	$105,884

Amounts presented for investment assets above include $400,339 and ($3,082) related to the net unrealized losses (gains) on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2008 and 2007, respectively.

As discussed in Note 1, the Company completed an in depth analysis of its deferred tax balances during 2008 and identified deferred tax balances aggregating $43,914 that required correction.  The prior period adjustment represents the correction of deferred tax balances related to previous years.  The adjustment was not considered to be material to beginning retained earnings or to any individual prior period.

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2008, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount

2025	$371,058
2026	113,002
2027	136,443
2028	102,249

Total	$722,752

Included in due from parent and affiliates at December 31, 2008 and 2007 is $37,097 and $31,376, respectively, of income taxes receivable from GWL&A Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2008 and 2007 is $31,205 and $135 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries, state income tax returns and unrecognized tax benefits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

19. Segment Information

The Company has three business segments: Individual Markets, Retirement Services and Other. The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life. The Retirement Services segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.

The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

As discussed in Note 2, substantially all of the Company’s former Healthcare segment has been sold and reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment. The Company retained a small portion of its Healthcare business and reports it within its Individual Markets segment. The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the business segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. All material inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

The following tables summarize segment financial information for the year ended and as of December 31, 2008:

	Year Ended December 31, 2008

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$377,525	$2,291	$145,321	$525,137
Fee income	55,852	368,536	4,833	429,221
Net investment income	692,193	351,585	34,691	1,078,469
Net realized gains (losses) on investments	(11,500)	(10,165)	(31)	(21,696)

Total revenues	1,114,070	712,247	184,814	2,011,131

Benefits and expenses:
Policyholder benefits	889,967	229,948	(172,327)	947,588
Operating expenses	108,702	324,500	88,996	522,198

Total benefits and expenses	998,669	554,448	(83,331)	1,469,786

Income from continuing operations before income taxes	115,401	157,799	268,145	541,345
Income tax expense	35,846	41,023	18,969	95,838

Income from continuing operations	$79,555	$116,776	$249,176	$445,507

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

	December 31, 2008

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$10,653,738	$5,935,760	$1,492,175	$18,081,673
Other assets	1,678,000	934,902	235,023	2,847,925
Separate account assets	4,718,758	10,403,185	—	15,121,943

Assets from continuing operations	17,050,496	17,273,847	1,727,198	36,051,541
Assets from discontinued operations				124,089

Total assets	$17,050,496	$17,273,847	$1,727,198	$36,175,630

The following tables summarize segment financial information for the year ended and as of December 31, 2007:

	Year Ended December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	($1,027,417)	$4,729	$165,421	($857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains (losses) on investments	(8,081)	4,885	1,168	(2,028)

Total revenues	(206,926)	748,955	201,482	743,511

Benefits and expenses:
Policyholder benefits	(577,592)	224,413	128,315	(224,864)
Operating expenses	190,721	338,677	80,311	609,709

Total benefits and expenses	(386,871)	563,090	208,626	384,845

Income (loss) from continuing operations before income taxes	179,945	185,865	(7,144)	358,666
Income tax expense	59,863	58,474	454	118,791

Income (loss) from continuing operations	$120,082	$127,391	($7,598)	$239,875

	December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$11,157,282	$5,899,077	$2,326,324	$19,382,683
Other assets	1,230,189	650,426	256,498	2,137,113
Separate account assets	4,607,371	13,482,613	—	18,089,984

Assets from continuing operations	16,994,842	20,032,116	2,582,822	39,609,780
Assets from discontinued operations				724,766

Total assets	$16,994,842	$20,032,116	$2,582,822	$40,334,546

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The following table summarizes segment financial information for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$446,662	$10,661	$125,129	$582,452
Fee income	42,780	293,784	4,808	341,372
Net investment income	766,350	304,139	39,647	1,110,136
Net realized losses on investments	(3,561)	(5,105)	(799)	(9,465)

Total revenues	1,252,231	603,479	168,785	2,024,495

Benefits and expenses:
Policyholder benefits	1,010,613	194,928	115,180	1,320,721
Operating expenses	100,845	274,223	72,061	447,129

Total benefits and expenses	1,111,458	469,151	187,241	1,767,850

Income (loss) from continuing operations before income taxes	140,773	134,328	(18,456)	256,645
Income tax expense	48,648	30,181	(6,226)	72,603

Income (loss) from continuing operations	$92,125	$104,147	($12,230)	$184,042

20. Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements, with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.

The Company adopted the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS No. 123R”) on January 1, 2006, applying the modified prospective transition method of adoption.

The following table presents information regarding the share-based compensation expense the Company recognized during the years ended December 31, 2008, 2007 and 2006. Share-based compensation expense of continuing operations is included in general insurance expenses in the consolidated statements of income. Share-based compensation expense of discontinued operations is included in income from discontinued operations in the consolidated statements of income.

	Year ended December 31,

	2008	2007	2006

Continuing operations	$3,143	$3,816	$4,525
Discontinued operations	1,980	—	—

	$5,123	$3,816	$4,525

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R is recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost is recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2008, the Company had $4,348, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2015. The weighted average period over which these costs will be recognized in earnings is 2.3 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2008. The options granted relate to underlining stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average

	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value [1]

Outstanding, January 1, 2008	4,548,111	$21.85
Granted	535,000	25.18
Exercised	(669,370)	10.81
Cancelled/expired	(96,200)	29.21

Outstanding, December 31, 2008	4,317,541	19.47	5.3	$8,444

Vested and expected to vest, December 31, 2008	4,292,598	$19.44	5.3	$8,444

Exercisable, December 31, 2008	3,162,141	$16.84	4.1	$8,444

¹ The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2008 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2008:

Year Ended December 31, 2008

Weighted average fair value of options granted	$2.83
Intrinsic value of options exercised [1]	11,280
Fair value of options vested	4,383

¹ The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands)

The fair value of each option granted during the year ended December 31, 2008 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Dividend yield	3.76%
Expected volitility	14.81%
Risk free interest rate	3.36%
Expected duration (years)	8.0

21. Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2008, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2009 through 2013 and thereafter:

Year Ended December 31,	Related Party Notes	Operating Leases	Total Debt and Lease Obligations

2009	$—	$16,402	$16,402
2010	—	8,899	8,899
2011	—	1,322	1,322
2012	—	831	831
2013	—	166	166
Thereafter	528,400	4	528,404

22. Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted statutory net worth of $900,000 plus 50% of its statutory net income, if positive, for each quarter ending after June 30, 2008. The Company had no borrowings under the credit facility at either December 31, 2008 or 2007 and was in compliance with all covenants.

The Company makes commitments to fund partnership interests and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2008 and 2007 were $49,334 and $97,201, respectively, all of which is due within one year from the dates indicated.

23. Subsequent Event

On February 9, 2009, the Company’s Board of Directors declared a dividend in the amount of $24,682 to be paid during the first quarter of 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2008

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$255,148	$403,172	$—	$658,320
Future policy benefits, losses, claims and expenses	11,151,558	6,568,078	320,641	18,040,277
Unearned premium reserves	65,371	—	—	65,371
Other policy claims and benefits payable	657,352	306	25,264	682,922
Premium income	377,525	2,291	145,321	525,137
Net investment income	692,193	351,585	34,691	1,078,469
Benefits, claims, losses and settlement expenses	889,967	229,948	(172,327)	947,588
Amortization of deferred acquisition costs	21,081	34,470	—	55,551
Other operating expenses	87,621	290,030	88,996	466,647

	As of and for the year ended December 31, 2007

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$143,839	$252,984	$—	$396,823
Future policy benefits, losses, claims and expenses	11,044,711	5,990,779	277,220	17,312,710
Unearned premium reserves	63,985	—	—	63,985
Other policy claims and benefits payable	852,505	267	—	852,772
Premium income	(1,027,417)	4,729	165,421	(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	—	128,575
Other operating expenses	86,376	314,447	80,311	481,134

	For the year ended December 31, 2006

Operations:	Individual Markets	Retirement Services	Other	Total

Premium income	$446,662	$10,661	$125,129	$582,452
Net investment income	766,350	304,139	39,647	1,110,136
Benefits, claims, losses and settlement expenses	1,010,613	194,928	115,180	1,320,721
Amortization of deferred acquisition costs	23,785	20,739	—	44,524
Other operating expenses	77,060	253,484	72,061	402,605

Coli Vul-2 Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Contract Owners of

COLI VUL-2 Series Account of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) comprising the investment divisions as disclosed in Appendix A as of December 31, 2008, and the related statements of operations for the period presented in Appendix A, the statements of changes in net assets for the periods presented in Appendix A, and the financial highlights included in Note 5 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2008, the results of their operations for the periods presented, the changes in their net assets for each of the periods presented, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 31, 2009

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	Period	Periods
AIM V.I. Core Equity Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
AIM V.I. Financial Services Fund	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008 and Period from June 15, 2007 to December 31, 2007
AIM V.I. Global Health Care Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
AIM V.I. Global Real Estate Fund	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008
AIM V.I. International Growth Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
AIM V.I. Technology Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
American Century VP Income & Growth Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
American Century VP International Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
American Century VP Ultra Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
American Century VP Value Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
American Century VP Vista Fund	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008
American Funds IS Growth Fund	December 31, 2008	Period from May 5, 2008 to December 31, 2008	Period from May 5, 2008 to December 31, 2008
American Funds IS International Fund	December 31, 2008	Period from May 5, 2008 to December 31, 2008	Period from May 5, 2008 to December 31, 2008
Davis Financial Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Davis Value Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Dreyfus IP MidCap Stock Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Dreyfus IP Technology Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Dreyfus Stock Index Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Dreyfus VIF Appreciation Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	Period	Periods
Dreyfus VIF International Equity Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Dreyfus VIF International Value Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
DWS Dreman High Return Equity VIP Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
DWS Dreman Small Mid Cap Value VIP Portfolio	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008
DWS Global Opportunities VIP Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
DWS Small Cap Index VIP Portfolio	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008
Federated American Leaders Fund II	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Federated High Income Bond Fund II	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Federated International Equity Fund II	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Federated Mid Cap Growth Strategies Fund II	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Fidelity VIP Contrafund Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Fidelity VIP Equity-Income Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Fidelity VIP Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Fidelity VIP Investment Grade Bond Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Fidelity VIP Mid Cap Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Janus Aspen Balanced Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Janus Aspen Flexible Bond Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Janus Aspen Forty Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	Period	Periods
Janus Aspen Global Life Sciences Portfolio	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008 and Period from April 25, 2007 to December 31, 2007
Janus Aspen International Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Janus Aspen Worldwide Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Aggressive Profile I Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Ariel MidCap Value Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Ariel Small-Cap Value Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Bernstein International Equity Portfolio	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008 and Period from April 25, 2007 to December 31, 2007
Maxim Conservative Profile I Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim INVESCO ADR Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Loomis Sayles Bond Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Loomis Sayles Small-Cap Value Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Moderate Profile I Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Moderately Aggressive Profile I Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Moderately Conservative Profile I Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Money Market Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Short Duration Bond Portfolio	December 31, 2008	Year Ended December 31, 2008	Year Ended December 31, 2008 and Period from April 25, 2007 to December 31, 2007

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	Period	Periods
Maxim T. Rowe Price Equity/Income Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim T. Rowe Price MidCap Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim Small-Cap Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Maxim U.S. Government Securities Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Neuberger Berman AMT Small Cap Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Neuberger Berman AMT Guardian Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Concluded)

	Statements of Assets	Statements of	Statements of Changes
Investment Division	and Liabilities	Operations	in Net Assets
	As Of	Period	Periods
Neuberger Berman AMT Mid-Cap Growth Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Neuberger Berman AMT Partners Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Neuberger Berman AMT Regency Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Neuberger Berman AMT Socially Responsive Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
PIMCO VIT High Yield Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
PIMCO VIT Low Duration Bond Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
PIMCO VIT Real Return Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
PIMCO VIT Total Return Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Royce Micro-Cap Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Royce Small-Cap Portfolio	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Ridgeworth Capital Appreciation Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Ridgeworth Small Cap Value Equity Fund	December 31, 2008	Year Ended December 31, 2008	Two Years Ended December 31, 2008
Van Eck Worldwide Hard Assets Portfolio	December 31, 2008	Period from May 5, 2008 to December 31, 2008	Period from May 5, 2008 to December 31, 2008

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND	AIM V.I. GLOBAL REAL ESTATE FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND

ASSETS:
Investments at market value (1)	$1,127,492	$277	$131,363	$9,112	$735,534	$17,191
Investment income due and accrued
Purchase payments receivable					88

Total assets	1,127,492	277	131,363	9,112	735,622	17,191

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	37		7		31	1

Total liabilities	37		7		31	1

NET ASSETS	$1,127,455	$277	$131,356	$9,112	$735,591	$17,190

NET ASSETS REPRESENTED BY:
Accumulation units	$1,127,455	$277	$131,356	$9,112	$735,591	$17,190

ACCUMULATION UNITS OUTSTANDING	124,446	67	13,434	1,890	97,167	2,756

UNIT VALUE (ACCUMULATION)	$9.06	$4.13	$9.78	$4.82	$7.57	$6.24

(1) Cost of investments:	$1,428,386	$298	$215,267	$14,945	$1,145,832	$27,007
Shares of investments:	57,088	67	10,534	987	37,739	2,051

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	AMERICAN CENTURY VP INCOME & GROWTH FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND	AMERICAN CENTURY VP VALUE FUND	AMERICAN CENTURY VP VISTA FUND	AMERICAN FUNDS IS GROWTH FUND

ASSETS:
Investments at market value (1)	$31,230	$284,384	$22,036	$1,100,564	$606,712	$3,230
Investment income due and accrued
Purchase payments receivable

Total assets	31,230	284,384	22,036	1,100,564	606,712	3,230

LIABILITIES:
Redemptions payable				808
Due to Great West Life & Annuity Insurance Company	1	10	1	37	20

Total liabilities	1	10	1	845	20

NET ASSETS	$31,229	$284,374	$22,035	$1,099,719	$606,692	$3,230

NET ASSETS REPRESENTED BY:
Accumulation units	$31,229	$284,374	$22,035	$1,099,719	$606,692	$3,230

ACCUMULATION UNITS OUTSTANDING	3,918	30,339	2,956	126,626	68,231	556

UNIT VALUE (ACCUMULATION)	$7.97	$9.37	$7.45	$8.68	$8.89	$5.81

(1) Cost of investments:	$54,194	$374,211	$36,369	$1,750,935	$1,035,411	$3,241
Shares of investments:	6,479	47,876	3,636	235,163	56,334	97

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	AMERICAN FUNDS IS INTERNATIONAL FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND

ASSETS:
Investments at market value (1)	$2,076	$7,999	$34,873	$57	$78,846	$6,661,624
Investment income due and accrued						47,368
Purchase payments receivable		3		7	6

Total assets	2,076	8,002	34,873	64	78,852	6,708,992

LIABILITIES:
Redemptions payable						10,663
Due to Great West Life & Annuity Insurance Company			2		4	246

Total liabilities			2		4	10,909

NET ASSETS	$2,076	$8,002	$34,871	$64	$78,848	$6,698,083

NET ASSETS REPRESENTED BY:
Accumulation units	$2,076	$8,002	$34,871	$64	$78,848	$6,698,083

ACCUMULATION UNITS OUTSTANDING	347	1,192	4,434	8	9,835	844,479

UNIT VALUE (ACCUMULATION)	$5.98	$6.71	$7.86	$8.00	$8.02	$7.93

(1) Cost of investments:	$2,088	$16,524	$51,938	$56	$116,982	$10,107,071
Shares of investments:	170	1,123	4,222	7	12,378	289,888

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO

ASSETS:
Investments at market value (1)	$398,831	$370,422	$403,154	$343,860	$494,047	$399,140
Investment income due and accrued
Purchase payments receivable						478

Total assets	398,831	370,422	403,154	343,860	494,047	399,618

LIABILITIES:
Redemptions payable			1,664
Due to Great West Life & Annuity Insurance Company	13	13	14	18	16	21

Total liabilities	13	13	1,678	18	16	21

NET ASSETS	$398,818	$370,409	$401,476	$343,842	$494,031	$399,597

NET ASSETS REPRESENTED BY:
Accumulation units	$398,818	$370,409	$401,476	$343,842	$494,031	$399,597

ACCUMULATION UNITS OUTSTANDING	43,639	38,458	44,199	51,074	68,025	50,844

UNIT VALUE (ACCUMULATION)	$9.14	$9.63	$9.08	$6.73	$7.26	$7.86

(1) Cost of investments:	$513,888	$601,357	$671,533	$605,318	$693,210	$732,091
Shares of investments:	13,810	29,053	45,865	55,372	62,301	51,237

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	DWS SMALL CAP INDEX VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II	FEDERATED MID CAP GROWTH STRATEGIES FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO

ASSETS:
Investments at market value (1)	$23,045	$35,079	$105,055	$875,322	$57,284	$2,411,740
Investment income due and accrued
Purchase payments receivable

Total assets	23,045	35,079	105,055	875,322	57,284	2,411,740

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	1	1	5	29	2	119

Total liabilities	1	1	5	29	2	119

NET ASSETS	$23,044	$35,078	$105,050	$875,293	$57,282	$2,411,621

NET ASSETS REPRESENTED BY:
Accumulation units	$23,044	$35,078	$105,050	$875,293	$57,282	$2,411,621

ACCUMULATION UNITS OUTSTANDING	3,797	4,790	10,511	111,712	6,995	230,530

UNIT VALUE (ACCUMULATION)	$6.07	$7.32	$9.99	$7.84	$8.19	$10.46

(1) Cost of investments:	$33,201	$46,129	$146,076	$1,303,313	$101,657	$4,054,963
Shares of investments:	2,670	4,310	20,886	86,666	4,496	159,296

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

		FIDELITY VIP EQUITY-INCOME PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

ASSETS:
Investments at market value (1)		$13,250	$685,191	$2,491,921	$2,438,671	$733,930	$5,351,578
Investment income due and accrued
Purchase payments receivable

Total assets		13,250	685,191	2,491,921	2,438,671	733,930	5,351,578

LIABILITIES:
Redemptions payable		13,249		7,284	38,201
Due to Great West Life & Annuity Insurance Company		1	25	88	96	32	204

Total liabilities		13,250	25	7,372	38,297	32	204

NET ASSETS		$0	$685,166	$2,484,549	$2,400,374	$733,898	$5,351,374

NET ASSETS REPRESENTED BY:
Accumulation units		$0	$685,166	$2,484,549	$2,400,374	$733,898	$5,351,374

ACCUMULATION UNITS OUTSTANDING			95,936	232,178	245,521	60,480	423,390

UNIT VALUE (ACCUMULATION)	$	N/A	$7.14	$10.70	$9.78	$12.13	$12.64

(1) Cost of investments:		$19,856	$1,020,178	$2,605,567	$3,975,372	$925,610	$5,416,917
Shares of investments:		1,019	29,395	214,451	134,585	32,049	460,549

The accompanying notes are an integral part of these financial statements.							(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$3,006,351	$38,082	$1,576,083	$235,690	$638,496	$491,006
Investment income due and accrued
Purchase payments receivable	69

Total assets	3,006,420	38,082	1,576,083	235,690	638,496	491,006

LIABILITIES:
Redemptions payable			30,470		10,133
Due to Great West Life & Annuity Insurance Company	123	2	66	9	33	20

Total liabilities	123	2	30,536	9	10,166	20

NET ASSETS	$3,006,297	$38,080	$1,545,547	$235,681	$628,330	$490,986

NET ASSETS REPRESENTED BY:
Accumulation units	$3,006,297	$38,080	$1,545,547	$235,681	$628,330	$490,986

ACCUMULATION UNITS OUTSTANDING	298,579	4,974	217,775	31,505	63,758	59,736

UNIT VALUE (ACCUMULATION)	$10.07	$7.66	$7.10	$7.48	$9.85	$8.22

(1) Cost of investments:	$4,804,322	$49,118	$3,056,854	$393,476	$1,047,042	$1,306,297
Shares of investments:	130,882	4,605	59,632	12,231	101,510	732,845

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$589,143	$9,179	$149,485	$630,916	$3,549,061	$1,618,282
Investment income due and accrued
Purchase payments receivable						72

Total assets	589,143	9,179	149,485	630,916	3,549,061	1,618,354

LIABILITIES:
Redemptions payable			549		5,376
Due to Great West Life & Annuity Insurance Company	20		8	31	129	56

Total liabilities	20		557	31	5,505	56

NET ASSETS	$589,123	$9,179	$148,928	$630,885	$3,543,556	$1,618,298

NET ASSETS REPRESENTED BY:
Accumulation units	$589,123	$9,179	$148,928	$630,885	$3,543,556	$1,618,298

ACCUMULATION UNITS OUTSTANDING	98,349	2,010	11,997	61,006	347,440	182,812

UNIT VALUE (ACCUMULATION)	$5.99	$4.57	$12.41	$10.34	$10.20	$8.85

(1) Cost of investments:	$1,179,102	$17,622	$178,739	$1,168,295	$4,446,613	$2,461,278
Shares of investments:	132,690	1,633	18,274	66,273	398,771	124,483

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM SMALL-CAP GROWTH PORTFOLIO

ASSETS:
Investments at market value (1)	$444,587	$687,548	$120,959	$11,321,415	$402,903	$939,518
Investment income due and accrued				33
Purchase payments receivable

Total assets	444,587	687,548	120,959	11,321,448	402,903	939,518

LIABILITIES:
Redemptions payable	2,552			2,603
Due to Great West Life & Annuity Insurance Company	24	36	6	458	22	32

Total liabilities	2,576	36	6	3,061	22	32

NET ASSETS	$442,011	$687,512	$120,953	$11,318,387	$402,881	$939,486

NET ASSETS REPRESENTED BY:
Accumulation units	$442,011	$687,512	$120,953	$11,318,387	$402,881	$939,486

ACCUMULATION UNITS OUTSTANDING	36,148	60,764	9,721	964,555	39,237	132,707

UNIT VALUE (ACCUMULATION)	$12.23	$11.31	$12.44	$11.73	$10.27	$7.08

(1) Cost of investments:	$519,967	$1,028,140	$151,547	$11,321,415	$415,260	$1,383,096
Shares of investments:	57,889	96,295	15,448	11,321,415	42,322	82,414

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO

ASSETS:
Investments at market value (1)	$656,976	$322,508	$3,111,333	$1,542,039	$424,399	$125,326
Investment income due and accrued
Purchase payments receivable

Total assets	656,976	322,508	3,111,333	1,542,039	424,399	125,326

LIABILITIES:
Redemptions payable		11,335				1,268
Due to Great West Life & Annuity Insurance Company	29	16	113	51	19	4

Total liabilities	29	11,351	113	51	19	1,272

NET ASSETS	$656,947	$311,157	$3,111,220	$1,541,988	$424,380	$124,054

NET ASSETS REPRESENTED BY:
Accumulation units	$656,947	$311,157	$3,111,220	$1,541,988	$424,380	$124,054

ACCUMULATION UNITS OUTSTANDING	74,115	33,658	253,022	185,982	45,432	17,860

UNIT VALUE (ACCUMULATION)	$8.86	$9.24	$12.30	$8.29	$9.34	$6.95

(1) Cost of investments:	$1,125,227	$519,613	$3,020,132	$2,181,184	$574,663	$136,929
Shares of investments:	62,332	31,251	258,631	123,859	26,295	17,627

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD FUND	PIMCO VIT LOW DURATION BOND FUND	PIMCO VIT REAL RETURN FUND

ASSETS:
Investments at market value (1)	$480,584	$231,166	$28,002	$49,729	$2,705,758	$1,626,081
Investment income due and accrued				393	11,112	3,556
Purchase payments receivable

Total assets	480,584	231,166	28,002	50,122	2,716,870	1,629,637

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	17	12	1	3	114	67

Total liabilities	17	12	1	3	114	67

NET ASSETS	$480,567	$231,154	$28,001	$50,119	$2,716,756	$1,629,570

NET ASSETS REPRESENTED BY:
Accumulation units	$480,567	$231,154	$28,001	$50,119	$2,716,756	$1,629,570

ACCUMULATION UNITS OUTSTANDING	84,158	32,665	3,034	5,190	243,493	152,711

UNIT VALUE (ACCUMULATION)	$5.71	$7.08	$9.23	$9.66	$11.16	$10.67

(1) Cost of investments:	$839,694	$363,511	$43,663	$69,065	$2,817,038	$1,750,178
Shares of investments:	55,882	27,685	2,982	8,786	279,520	144,412

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	PIMCO VIT TOTAL RETURN FUND	RIDGEWORTH CAPITAL APPRECIATION FUND	RIDGEWORTH SMALL CAP VALUE EQUITY FUND	ROYCE MICRO-CAP PORTFOLIO	ROYCE SMALL-CAP PORTFOLIO	VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO

ASSETS:
Investments at market value (1)	$1,515,478	$187,723	$254,241	$190,009	$832,381	$12,228
Investment income due and accrued	6,062
Purchase payments receivable				127

Total assets	1,521,540	187,723	254,241	190,136	832,381	12,228

LIABILITIES:
Redemptions payable			11,714		9,394
Due to Great West Life & Annuity Insurance Company	58	10	12	9	32	1

Total liabilities	58	10	11,726	9	9,426	1

NET ASSETS	$1,521,482	$187,713	$242,515	$190,127	$822,955	$12,227

NET ASSETS REPRESENTED BY:
Accumulation units	$1,521,482	$187,713	$242,515	$190,127	$822,955	$12,227

ACCUMULATION UNITS OUTSTANDING	125,846	22,701	20,293	31,919	113,405	2,534

UNIT VALUE (ACCUMULATION)	$12.09	$8.27	$11.95	$5.96	$7.26	$4.83

(1) Cost of investments:	$1,538,580	$227,054	$344,458	$343,795	$1,356,103	$12,456
Shares of investments:	146,991	20,720	45,727	31,563	130,060	652

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

TOTAL COLI VUL-2 SERIES ACCOUNT
(UNAUDITED)

ASSETS:
Investments at market value (1)	$69,230,785
Investment income due and accrued	68,524
Purchase payments receivable	850

Total assets	69,300,159

LIABILITIES:
Redemptions payable	157,263
Due to Great West Life & Annuity Insurance Company	2,738

Total liabilities	160,001

NET ASSETS	$69,140,158

NET ASSETS REPRESENTED BY:
Accumulation units	$69,140,158

ACCUMULATION UNITS OUTSTANDING

UNIT VALUE (ACCUMULATION)

(1) Cost of investments:	$92,038,517
Shares of investments:

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	AIM V.I. CORE EQUITY FUND	AIM V.I. FINANCIAL SERVICES FUND	AIM V.I. GLOBAL HEALTH CARE FUND	AIM V.I. GLOBAL REAL ESTATE FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND
				(1)

INVESTMENT INCOME:
Dividends	$31,844	$156	$1	$607	$5,569	$0

EXPENSES:
Mortality and expense risk	4,273	20	658	33	2,968	147

NET INVESTMENT INCOME (LOSS)	27,571	136	(657)	574	2,601	(147)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(9,893)	(8,894)	(8,155)	90	(26,982)	(11,544)
Realized gain distributions	0	449	34,876	937	13,466	0

Net realized gain (loss)	(9,893)	(8,445)	26,721	1,027	(13,516)	(11,544)

Change in net unrealized depreciation on investments	(616,703)	2,493	(84,937)	(5,833)	(481,602)	(17,210)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(599,025)	$(5,816)	$(58,873)	$(4,232)	$(492,517)	$(28,901)

INVESTMENT INCOME RATIO (2008)	1.87%	2.48%	0.00%	5.85%	0.58%

INVESTMENT INCOME RATIO (2007)	1.09%	2.30%			0.51%

INVESTMENT INCOME RATIO (2006)	1.68%

INVESTMENT INCOME RATIO (2005)	0.34%

INVESTMENT INCOME RATIO (2004)	0.87%

(1)	The portfolio commenced operations on April 25, 2007, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	AMERICAN CENTURY VP INCOME & GROWTH FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP ULTRA FUND	AMERICAN CENTURY VP VALUE FUND	AMERICAN CENTURY VP VISTA FUND	AMERICAN FUNDS IS GROWTH FUND
					(1)	(2)

INVESTMENT INCOME:
Dividends	$975	$2,501	$0	$31,931	$0	$0

EXPENSES:
Mortality and expense risk	113	781	118	3,380	1,646	0

NET INVESTMENT INCOME (LOSS)	862	1,720	(118)	28,551	(1,646)	0

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(3,242)	13,940	(90)	(43,361)	(2,615)	0
Realized gain distributions	5,839	29,386	4,887	169,526	0	0

Net realized gain (loss)	2,597	43,326	4,797	126,165	(2,615)	0

Change in net unrealized depreciation on investments	(21,496)	(197,432)	(19,805)	(563,819)	(428,699)	(11)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,037)	$(152,386)	$(15,126)	$(409,103)	$(432,960)	$(11)

INVESTMENT INCOME RATIO (2008)	2.16%	0.80%		2.38%

INVESTMENT INCOME RATIO (2007)	1.97%	0.69%		1.53%

INVESTMENT INCOME RATIO (2006)	0.88%	1.64%		1.13%

INVESTMENT INCOME RATIO (2005)	1.87%	1.12%		0.19%

INVESTMENT INCOME RATIO (2004)	1.29%	0.53%		1.09%

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2008.
(2) The portfolio commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	AMERICAN FUNDS IS INTERNATIONAL FUND	DAVIS FINANCIAL PORTFOLIO	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND
	(1)

INVESTMENT INCOME:
Dividends	$0	$0	$516	$72	$0	$219,936

EXPENSES:
Mortality and expense risk	0	63	124	13	368	29,069

NET INVESTMENT INCOME (LOSS)	0	(63)	392	59	(368)	190,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	0	(7,178)	(2,408)	(2,853)	(2,792)	(195,812)
Realized gain distributions	0	530	887	1,170	0	0

Net realized loss	0	(6,648)	(1,521)	(1,683)	(2,792)	(195,812)

Change in net unrealized appreciation (depreciation) on investments	(12)	(3,733)	(16,058)	868	(36,255)	(4,457,277)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(12)	$(10,444)	$(17,187)	$(756)	$(39,415)	$(4,462,222)

INVESTMENT INCOME RATIO (2008)			1.67%	0.83%		2.10%

INVESTMENT INCOME RATIO (2007)		1.66%	1.56%	0.39%		1.72%

INVESTMENT INCOME RATIO (2006)				0.19%		1.69%

INVESTMENT INCOME RATIO (2005)						1.77%

INVESTMENT INCOME RATIO (2004)						2.04%

(1) The portfolio commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
					(1)

INVESTMENT INCOME:
Dividends	$9,538	$16,418	$12,731	$3,857	$16	$2,300

EXPENSES:
Mortality and expense risk	1,189	2,194	1,267	1,460	1,133	2,676

NET INVESTMENT INCOME (LOSS)	8,349	14,224	11,464	2,397	(1,117)	(376)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	616	(83,947)	(26,333)	(77,529)	(2,023)	(209,084)
Realized gain distributions	35,528	30,230	97,260	24,351	384	147,039

Net realized gain (loss)	36,144	(53,717)	70,927	(53,178)	(1,639)	(62,045)

Change in net unrealized depreciation on investments	(200,293)	(373,356)	(312,403)	(263,322)	(199,163)	(329,180)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(155,800)	$(412,849)	$(230,012)	$(314,103)	$(201,919)	$(391,601)

INVESTMENT INCOME RATIO (2008)	1.77%	1.88%	2.53%	1.02%	0.00%	0.34%

INVESTMENT INCOME RATIO (2007)	1.54%	1.81%	1.56%			0.59%

INVESTMENT INCOME RATIO (2006)	1.50%		0.68%

INVESTMENT INCOME RATIO (2005)	0.02%

INVESTMENT INCOME RATIO (2004)	1.88%

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	DWS SMALL CAP INDEX VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II	FEDERATED HIGH INCOME BOND FUND II	FEDERATED INTERNATIONAL EQUITY FUND II	FEDERATED MID CAP GROWTH STRATEGIES FUND II	FIDELITY VIP CONTRAFUND PORTFOLIO
	(1)

INVESTMENT INCOME:
Dividends	$572	$37,305	$11,080	$7,599	$0	$28,398

EXPENSES:
Mortality and expense risk	96	2,114	410	3,192	302	16,602

NET INVESTMENT INCOME (LOSS)	476	35,191	10,670	4,407	(302)	11,796

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(1,298)	(1,300,245)	(3,390)	62,475	(8,337)	(2,000,482)
Realized gain distributions	3,639	577,268	0	0	26,876	150,794

Net realized gain (loss)	2,341	(722,977)	(3,390)	62,475	18,539	(1,849,688)

Change in net unrealized depreciation on investments	(10,156)	447,771	(40,374)	(808,496)	(65,457)	(826,947)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,339)	$(240,015)	$(33,094)	$(741,614)	$(47,220)	$(2,664,839)

INVESTMENT INCOME RATIO (2008)	1.90%	4.41%	9.38%	0.60%		0.57%

INVESTMENT INCOME RATIO (2007)		0.82%	5.16%	0.11%		0.84%

INVESTMENT INCOME RATIO (2006)		1.50%	10.18%	0.19%		0.96%

INVESTMENT INCOME RATIO (2005)		0.95%	13.03%			0.11%

INVESTMENT INCOME RATIO (2004)		1.43%	5.59%			0.09%

(1)	The portfolio commenced operations on April 25, 2007, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	FIDELITY VIP EQUITY-INCOME PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	(1)

INVESTMENT INCOME:
Dividends	$447	$6,158	$104,572	$7,455	$27,534	$244,807

EXPENSES:
Mortality and expense risk	51	3,138	6,301	9,510	3,148	14,995

NET INVESTMENT INCOME (LOSS)	396	3,020	98,271	(2,055)	24,386	229,812

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(2,034)	80,774	(61,946)	(217,982)	(42,287)	(54,264)
Realized gain distributions	9	0	2,108	461,654	79,513	0

Net realized gain (loss)	(2,025)	80,774	(59,838)	243,672	37,226	(54,264)

Change in net unrealized depreciation on investments	(5,724)	(725,090)	(146,218)	(1,691,741)	(263,668)	125,835

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,353)	$(641,296)	$(107,785)	$(1,450,124)	$(202,056)	$301,383

INVESTMENT INCOME RATIO (2008)	3.49%	0.54%	4.33%	0.24%	2.75%	4.47%

INVESTMENT INCOME RATIO (2007)	3.91%	0.39%	4.69%	0.44%	2.31%	4.92%

INVESTMENT INCOME RATIO (2006)	1.39%	0.16%	3.85%	0.15%	1.94%	4.83%

INVESTMENT INCOME RATIO (2005)		0.29%	3.96%		1.97%	5.41%

INVESTMENT INCOME RATIO (2004)		0.20%	4.59%		2.80%	5.88%

(1) The portfolio ceased operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$4,967	$0	$29,018	$15,293	$7,040	$26,625

EXPENSES:
Mortality and expense risk	11,254	202	5,092	3,647	3,480	3,976

NET INVESTMENT INCOME (LOSS)	(6,287)	(202)	23,926	11,646	3,560	22,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	219,255	(4,097)	(63,764)	44,565	(231,016)	(385,785)
Realized gain distributions	0	0	149,242	0	78,993	557,802

Net realized gain (loss)	219,255	(4,097)	85,478	44,565	(152,023)	172,017

Change in net unrealized depreciation on investments	(2,531,553)	(13,374)	(1,446,815)	(598,753)	(342,013)	(662,250)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,318,585)	$(17,673)	$(1,337,411)	$(542,542)	$(490,476)	$(467,584)

INVESTMENT INCOME RATIO (2008)	0.14%		1.40%	1.07%	0.80%	1.89%

INVESTMENT INCOME RATIO (2007)	0.36%		0.73%	0.78%	1.13%	0.45%

INVESTMENT INCOME RATIO (2006)	0.34%			1.81%	2.51%	0.57%

INVESTMENT INCOME RATIO (2005)	0.28%			1.21%	1.24%	0.50%

INVESTMENT INCOME RATIO (2004)	0.27%			1.14%	3.13%	0.27%

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$11,986	$281	$5,794	$21,699	$320,725	$4,176

EXPENSES:
Mortality and expense risk	2,225	59	525	3,667	9,967	5,050

NET INVESTMENT INCOME (LOSS)	9,761	222	5,269	18,032	310,758	(874)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(175,903)	(5,848)	(6,145)	(233,960)	31,493	(87,352)
Realized gain distributions	166,694	864	3,364	69,188	20,764	20,620

Net realized gain (loss)	(9,209)	(4,984)	(2,781)	(164,772)	52,257	(66,732)

Change in net unrealized depreciation on investments	(437,536)	(5,692)	(24,988)	(370,757)	(1,247,378)	(638,986)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(436,984)	$(10,454)	$(22,500)	$(517,497)	$(884,363)	$(706,592)

INVESTMENT INCOME RATIO (2008)	1.43%	1.91%	4.07%	2.12%	8.59%	0.23%

INVESTMENT INCOME RATIO (2007)	0.57%	1.20%	3.36%	2.32%	7.05%	0.09%

INVESTMENT INCOME RATIO (2006)	0.18%		3.51%	1.03%	5.32%	0.24%

INVESTMENT INCOME RATIO (2005)	0.54%		3.21%	2.03%	6.88%	0.38%

INVESTMENT INCOME RATIO (2004)	0.22%		3.89%	1.63%	7.56%

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SHORT DURATION BOND PORTFOLIO	MAXIM SMALL-CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$13,246	$20,302	$3,963	$225,551	$15,400	$0

EXPENSES:
Mortality and expense risk	1,842	3,085	438	34,307	1,248	3,446

NET INVESTMENT INCOME (LOSS)	11,404	17,217	3,525	191,244	14,152	(3,446)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(88,093)	(60,479)	(3,296)	0	(108)	13,549
Realized gain distributions	30,736	45,996	4,775	0	0	0

Net realized gain (loss)	(57,357)	(14,483)	1,479	0	(108)	13,549

Change in net unrealized depreciation on investments	(61,918)	(296,733)	(27,958)	0	(13,364)	(667,566)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(107,871)	$(293,999)	$(22,954)	$191,244	$680	$(657,463)

INVESTMENT INCOME RATIO (2008)	2.80%	2.64%	3.62%	1.89%	4.94%

INVESTMENT INCOME RATIO (2007)	2.42%	2.39%	2.68%	4.59%	2.28%

INVESTMENT INCOME RATIO (2006)	2.12%	3.58%	4.30%	4.51%

INVESTMENT INCOME RATIO (2005)	2.65%	2.54%	3.82%	2.78%

INVESTMENT INCOME RATIO (2004)	2.52%	2.53%	0.54%	0.94%

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO

INVESTMENT INCOME:
Dividends	$28,099	$0	$127,161	$12,111	$0	$3,721

EXPENSES:
Mortality and expense risk	3,370	1,664	7,408	5,273	1,835	1,566

NET INVESTMENT INCOME (LOSS)	24,729	(1,664)	119,753	6,838	(1,835)	2,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(126,246)	(35,147)	22,411	98,299	26,984	(526,625)
Realized gain distributions	80,544	32,087	0	82,992	0	117,397

Net realized gain (loss)	(45,702)	(3,060)	22,411	181,291	26,984	(409,228)

Change in net unrealized appreciation (depreciation) on investments	(414,543)	(199,252)	38,411	(1,106,236)	(317,213)	(76,968)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(435,516)	$(203,976)	$180,575	$(918,107)	$(292,064)	$(484,041)

INVESTMENT INCOME RATIO (2008)	2.71%		4.54%	0.58%		0.60%

INVESTMENT INCOME RATIO (2007)	1.63%	0.03%	4.26%	0.17%		0.64%

INVESTMENT INCOME RATIO (2006)	1.67%	0.17%	5.00%	0.68%		0.66%

INVESTMENT INCOME RATIO (2005)	1.63%		4.46%	0.23%		1.25%

INVESTMENT INCOME RATIO (2004)	1.81%		4.20%	0.14%		0.01%

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD FUND	PIMCO VIT LOW DURATION BOND FUND	PIMCO VIT REAL RETURN FUND

INVESTMENT INCOME:
Dividends	$9,714	$0	$872	$4,707	$120,476	$64,737

EXPENSES:
Mortality and expense risk	1,628	985	157	240	9,080	5,469

NET INVESTMENT INCOME (LOSS)	8,086	(985)	715	4,467	111,396	59,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(41,473)	(10,716)	(330)	(1,717)	632	14,100
Realized gain distributions	1,795	10,380	2,982	161	44,647	2,512

Net realized gain (loss)	(39,678)	(336)	2,652	(1,556)	45,279	16,612

Change in net unrealized depreciation on investments	(363,703)	(124,637)	(22,842)	(18,188)	(181,486)	(205,253)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(395,295)	$(125,958)	$(19,475)	$(15,277)	$(24,811)	$(129,373)

INVESTMENT INCOME RATIO (2008)	1.30%		1.85%	7.85%	4.07%	3.53%

INVESTMENT INCOME RATIO (2007)	0.32%		0.06%	7.01%	4.74%	4.17%

INVESTMENT INCOME RATIO (2006)			0.19%	6.80%	4.14%	4.19%

INVESTMENT INCOME RATIO (2005)				6.46%	2.78%	2.72%

INVESTMENT INCOME RATIO (2004)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
	PIMCO VIT TOTAL RETURN FUND	RIDGEWORTH CAPITAL APPRECIATION FUND	RIDGEWORTH SMALL CAP VALUE EQUITY FUND	ROYCE MICRO-CAP PORTFOLIO	ROYCE SMALL-CAP PORTFOLIO	VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO
						(1)

INVESTMENT INCOME:
Dividends	$84,843	$261	$8,867	$7,489	$3,972	$0

EXPENSES:
Mortality and expense risk	5,107	413	2,137	1,191	3,211	2

NET INVESTMENT INCOME (LOSS)	79,736	(152)	6,730	6,298	761	(2)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	10,632	(11,925)	(507,567)	(107,043)	(22,986)	0
Realized gain distributions	33,178	14,325	186,156	34,103	87,425	0

Net realized gain (loss)	43,810	2,400	(321,411)	(72,940)	64,439	0

Change in net unrealized depreciation on investments	(38,073)	(50,157)	104,773	(108,972)	(391,293)	(228)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,473	$(47,909)	$(209,908)	$(175,614)	$(326,093)	$(230)

INVESTMENT INCOME RATIO (2008)	4.46%	0.25%	1.52%	2.24%	0.36%

INVESTMENT INCOME RATIO (2007)	4.82%	0.43%	0.84%	2.67%

INVESTMENT INCOME RATIO (2006)	3.51%	0.30%	0.44%

INVESTMENT INCOME RATIO (2005)	2.71%	0.16%	0.49%

INVESTMENT INCOME RATIO (2004)		0.21%	0.34%

(1) The portfolio commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

TOTAL COLI VUL-2 SERIES ACCOUNT
(UNAUDITED)

INVESTMENT INCOME:
Dividends	$2,017,991

EXPENSES:
Mortality and expense risk	257,798

NET INVESTMENT INCOME	1,760,193

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(6,514,806)
Realized gain distributions	3,778,328

Net realized loss	(2,736,478)

Change in net unrealized depreciation on investments	(25,498,997)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(26,475,282)

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	AIM V.I. CORE EQUITY FUND		AIM V.I. FINANCIAL SERVICES FUND		AIM V.I. GLOBAL HEALTH CARE FUND
	2008	2007	2008	2007	2008	2007
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$27,571	$15,519	$136	$136	$(657)	$(475)
Net realized gain (loss)	(9,893)	69,665	(8,445)	546	26,721	9,184
Change in net unrealized appreciation (depreciation) on investments	(616,703)	50,696	2,493	(2,514)	(84,937)	(1,995)

Increase (decrease) in net assets resulting from operations	(599,025)	135,880	(5,816)	(1,832)	(58,873)	6,714

CONTRACT TRANSACTIONS:
Purchase payments	100,001	98,403	231	68	2,487	330,449
Redemptions	(278,090)	(90,285)	(132)	(43)	(3,883)	(19,786)
Transfers, net	20,344	86,341	(885)	8,707	(34,557)	(130,347)
Contract maintenance charges	(1,347)	(2,679)	(12)	(9)	(169)	(358)

Increase (decrease) in net assets resulting from contract transactions	(159,092)	91,780	(798)	8,723	(36,122)	179,958

Total increase (decrease) in net assets	(758,117)	227,660	(6,614)	6,891	(94,995)	186,672

NET ASSETS:
Beginning of period	1,885,572	1,657,912	6,891	0	226,351	39,679

End of period	$1,127,455	$1,885,572	$277	$6,891	$131,356	$226,351

CHANGES IN UNITS OUTSTANDING:
Units issued	56,933	51,770	1,095	683	1,724	35,330
Units redeemed	(76,448)	(43,718)	(1,706)	(5)	(4,707)	(22,218)

Net increase (decrease)	(19,515)	8,052	(611)	678	(2,983)	13,112

(1) The portfolio commenced operations on June 15, 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007
	AIM V.I. GLOBAL REAL ESTATE FUND	AIM V.I. INTERNATIONAL GROWTH FUND		AIM V.I. TECHNOLOGY FUND
	2008	2008	2007	2008	2007
	(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$574	$2,601	$1,963	$(147)	$(243)
Net realized gain (loss)	1,027	(13,516)	1,718	(11,544)	808
Change in net unrealized appreciation (depreciation) on investments	(5,833)	(481,602)	71,304	(17,210)	4,716

Increase (decrease) in net assets resulting from operations	(4,232)	(492,517)	74,985	(28,901)	5,281

CONTRACT TRANSACTIONS:
Purchase payments	0	143,136	2,266	3,749	3,623
Redemptions	(181)	(56,609)	(20,857)	(1,062)	(1,102)
Transfers, net	13,532	117,748	970,212	(41,268)	5,544
Contract maintenance charges	(7)	(1,382)	(1,391)	(85)	(287)

Increase (decrease) in net assets resulting from contract transactions	13,344	202,893	950,230	(38,666)	7,778

Total increase (decrease) in net assets	9,112	(289,624)	1,025,215	(67,567)	13,059

NET ASSETS:
Beginning of period	0	1,025,215	0	84,757	71,698

End of period	$9,112	$735,591	$1,025,215	$17,190	$84,757

CHANGES IN UNITS OUTSTANDING:
Units issued	2,155	40,312	82,211	2,066	1,830
Units redeemed	(265)	(23,605)	(1,751)	(6,708)	(1,136)

Net increase (decrease)	1,890	16,707	80,460	(4,642)	694

(1) The portfolio commenced operations on April 25, 2007, but had no activity until 2008.
(2) The portfolio commenced operations on May 19, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	AMERICAN CENTURY VP INCOME & GROWTH FUND		AMERICAN CENTURY VP INTERNATIONAL FUND		AMERICAN CENTURY VP ULTRA FUND
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$862	$1,129	$1,720	$976	$(118)	$(108)
Net realized gain	2,597	18,738	43,326	24,222	4,797	116
Change in net unrealized appreciation (depreciation) on investments	(21,496)	(19,161)	(197,432)	29,915	(19,805)	5,195

Increase (decrease) in net assets resulting from operations	(18,037)	706	(152,386)	55,113	(15,126)	5,203

CONTRACT TRANSACTIONS:
Purchase payments	0	5	59,013	58,911	6,954	8,807
Redemptions	(9,405)	(11,730)	(9,683)	(8,761)	(1,020)	(988)
Transfers, net	0	0	66,537	(43,856)	0	(435)
Contract maintenance charges	(36)	(92)	(317)	(698)	(31)	(80)

Increase (decrease) in net assets resulting from contract transactions	(9,441)	(11,817)	115,550	5,596	5,903	7,304

Total increase (decrease) in net assets	(27,478)	(11,111)	(36,836)	60,709	(9,223)	12,507

NET ASSETS:
Beginning of period	58,707	69,818	321,210	260,501	31,258	18,751

End of period	$31,229	$58,707	$284,374	$321,210	$22,035	$31,258

CHANGES IN UNITS OUTSTANDING:
Units issued	0	0	31,747	4,397	612	813
Units redeemed	(887)	(894)	(21,491)	(3,457)	(100)	(136)

Net increase (decrease)	(887)	(894)	10,256	940	512	677

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	AMERICAN CENTURY VP VALUE FUND		AMERICAN CENTURY VP VISTA FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND
	2008	2007	2008	2008	2008
			(1)	(2)	(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$28,551	$18,148	$(1,646)	$0	$0
Net realized gain (loss)	126,165	120,190	(2,615)	0	0
Change in net unrealized depreciation on investments	(563,819)	(215,118)	(428,699)	(11)	(12)

Decrease in net assets resulting from operations	(409,103)	(76,780)	(432,960)	(11)	(12)

CONTRACT TRANSACTIONS:
Purchase payments	69,630	72,463	240,001	0	0
Redemptions	(72,561)	(62,409)	(27,254)	0	0
Transfers, net	52,295	165,059	827,237	3,242	2,088
Contract maintenance charges	(800)	(2,334)	(332)	(1)	0

Increase in net assets resulting from contract transactions	48,564	172,779	1,039,652	3,241	2,088

Total increase (decrease) in net assets	(360,539)	95,999	606,692	3,230	2,076

NET ASSETS:
Beginning of period	1,460,258	1,364,259	0	0	0

End of period	$1,099,719	$1,460,258	$606,692	$3,230	$2,076

CHANGES IN UNITS OUTSTANDING:
Units issued	39,710	21,282	70,201	556	347
Units redeemed	(26,072)	(9,670)	(1,970)	0	0

Net increase	13,638	11,612	68,231	556	347

(1) The portfolio commenced operations on May 2, 2005, but had no activity until 2008.
(2) The portfolio commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	DAVIS FINANCIAL PORTFOLIO		DAVIS VALUE PORTFOLIO		DREYFUS IP MIDCAP STOCK PORTFOLIO
	2008	2007	2008	2007	2008	2007
		(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(63)	$323	$392	$162	$59	$11
Net realized gain (loss)	(6,648)	264	(1,521)	508	(1,683)	1,202
Change in net unrealized appreciation (depreciation) on investments	(3,733)	(4,792)	(16,058)	(1,007)	868	(1,050)

Increase (decrease) in net assets resulting from operations	(10,444)	(4,205)	(17,187)	(337)	(756)	163

CONTRACT TRANSACTIONS:
Purchase payments	2,100	89,252	13,068	5,324	1,543	177
Redemptions	(510)	(5,189)	(2,429)	(330)	(224)	(195)
Transfers, net	(17,456)	(45,467)	26,860	10,152	(9,227)	1,131
Contract maintenance charges	(22)	(57)	(189)	(61)	(16)	(29)

Increase (decrease) in net assets resulting from contract transactions	(15,888)	38,539	37,310	15,085	(7,924)	1,084

Total increase (decrease) in net assets	(26,332)	34,334	20,123	14,748	(8,680)	1,247

NET ASSETS:
Beginning of period	34,334	0	14,748	0	8,744	7,497

End of period	$8,002	$34,334	$34,871	$14,748	$64	$8,744

CHANGES IN UNITS OUTSTANDING:
Units issued	205	8,832	4,854	1,172	144	97
Units redeemed	(1,745)	(6,100)	(1,535)	(57)	(854)	(13)

Net increase (decrease)	(1,540)	2,732	3,319	1,115	(710)	84

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO		DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO
	2008	2007	2008	2007	2008	2007
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(368)	$(79)	$190,867	$151,284	$8,349	$5,203
Net realized gain (loss)	(2,792)	547	(195,812)	470,938	36,144	3,822
Change in net unrealized appreciation (depreciation) on investments	(36,255)	(1,881)	(4,457,277)	(126,829)	(200,293)	21,368

Increase (decrease) in net assets resulting from operations	(39,415)	(1,413)	(4,462,222)	495,393	(155,800)	30,393

CONTRACT TRANSACTIONS:
Purchase payments	4,299	92,550	1,349,428	1,769,898	86,826	87,238
Redemptions	(2,426)	(5,342)	(2,217,298)	(312,501)	(10,253)	(9,331)
Transfers, net	75,337	(44,603)	1,177,949	770,084	15,808	(8,974)
Contract maintenance charges	(85)	(54)	(7,437)	(14,148)	(441)	(890)

Increase in net assets resulting from contract transactions	77,125	42,551	302,642	2,213,333	91,940	68,043

Total increase (decrease) in net assets	37,710	41,138	(4,159,580)	2,708,726	(63,860)	98,436

NET ASSETS:
Beginning of period	41,138	0	10,857,663	8,148,937	462,678	364,242

End of period	$78,848	$41,138	$6,698,083	$10,857,663	$398,818	$462,678

CHANGES IN UNITS OUTSTANDING:
Units issued	7,895	9,698	633,650	652,117	44,564	7,074
Units redeemed	(1,066)	(6,692)	(654,902)	(473,915)	(35,840)	(1,489)

Net increase (decrease)	6,829	3,006	(21,252)	178,202	8,724	5,585

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO		DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO
	2008	2007	2008	2007	2008	2007
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$14,224	$24,522	$11,464	$7,550	$2,397	$(388)
Net realized gain (loss)	(53,717)	102,747	70,927	78,142	(53,178)	(3,998)
Change in net unrealized appreciation (depreciation) on investments	(373,356)	22,293	(312,403)	(62,049)	(263,322)	1,864

Increase (decrease) in net assets resulting from operations	(412,849)	149,562	(230,012)	23,643	(314,103)	(2,522)

CONTRACT TRANSACTIONS:
Purchase payments	124,496	46,386	4,766	475	55,334	22,597
Redemptions	(263,537)	(17,514)	(33,368)	(27,686)	(22,845)	(2,722)
Transfers, net	53,499	(682,481)	79,020	22,515	326,715	282,079
Contract maintenance charges	(167)	(974)	(271)	(478)	(383)	(308)

Increase (decrease) in net assets resulting from contract transactions	(85,709)	(654,583)	50,147	(5,174)	358,821	301,646

Total increase (decrease) in net assets	(498,558)	(505,021)	(179,865)	18,469	44,718	299,124

NET ASSETS:
Beginning of period	868,967	1,373,988	581,341	562,872	299,124	0

End of period	$370,409	$868,967	$401,476	$581,341	$343,842	$299,124

CHANGES IN UNITS OUTSTANDING:
Units issued	63,888	75,798	9,688	2,742	50,401	29,808
Units redeemed	(77,613)	(119,860)	(5,504)	(2,979)	(23,241)	(5,894)

Net increase (decrease)	(13,725)	(44,062)	4,184	(237)	27,160	23,914

(1)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO		DWS SMALL CAP INDEX VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II
	2008	2008	2007	2008	2008	2007
	(1)		(2)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,117)	$(376)	$415	$476	$35,191	$31,140
Net realized gain (loss)	(1,639)	(62,045)	(6,173)	2,341	(722,977)	284,184
Change in net unrealized depreciation on investments	(199,163)	(329,180)	(3,771)	(10,156)	447,771	(584,070)

Decrease in net assets resulting from operations	(201,919)	(391,601)	(9,529)	(7,339)	(240,015)	(268,746)

CONTRACT TRANSACTIONS:
Purchase payments	154,167	185,643	517,840	14,853	5,047	921,996
Redemptions	(18,001)	(26,991)	(30,611)	(1,355)	(24,338)	(102,203)
Transfers, net	560,015	263,998	(107,242)	16,937	(2,129,450)	0
Contract maintenance charges	(231)	(1,367)	(543)	(52)	(1,078)	(4,362)

Increase (decrease) in net assets resulting from contract transactions	695,950	421,283	379,444	30,383	(2,149,819)	815,431

Total increase (decrease) in net assets	494,031	29,682	369,915	23,044	(2,389,834)	546,685

NET ASSETS:
Beginning of period	0	369,915	0	0	2,424,912	1,878,227

End of period	$494,031	$399,597	$369,915	$23,044	$35,078	$2,424,912

CHANGES IN UNITS OUTSTANDING:
Units issued	71,210	65,659	50,865	9,436	692	281,709
Units redeemed	(3,185)	(38,271)	(27,409)	(5,639)	(214,568)	(198,855)

Net increase (decrease)	68,025	27,388	23,456	3,797	(213,876)	82,854

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2008.
(2)	The portfolio commenced operations on May 2, 2005, but had no activity until 2007.
(3)	The portfolio commenced operations on April 25, 2007, but had no activity until 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	FEDERATED HIGH INCOME BOND FUND II		FEDERATED INTERNATIONAL EQUITY FUND II		FEDERATED MID CAP GROWTH STRATEGIES FUND II
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,670	$7,296	$4,407	$(1,310)	$(302)	$(399)
Net realized gain (loss)	(3,390)	(497)	62,475	8,793	18,539	5,662
Change in net unrealized appreciation (depreciation) on investments	(40,374)	(4,260)	(808,496)	123,553	(65,457)	15,725

Increase (decrease) in net assets resulting from operations	(33,094)	2,539	(741,614)	131,036	(47,220)	20,988

CONTRACT TRANSACTIONS:
Purchase payments	8,663	9,005	255,001	474,299	3,333	2,249
Redemptions	(6,082)	(4,606)	(37,905)	(48,819)	(1,934)	(1,540)
Transfers, net	17,557	26,586	(154,681)	0	(28,900)	(8,834)
Contract maintenance charges	(118)	(213)	(1,127)	(2,360)	(169)	(439)

Increase (decrease) in net assets resulting from contract transactions	20,020	30,772	61,288	423,120	(27,670)	(8,564)

Total increase (decrease) in net assets	(13,074)	33,311	(680,326)	554,156	(74,890)	12,424

NET ASSETS:
Beginning of period	118,124	84,813	1,555,619	1,001,463	132,172	119,748

End of period	$105,050	$118,124	$875,293	$1,555,619	$57,282	$132,172

CHANGES IN UNITS OUTSTANDING:
Units issued	3,098	7,872	18,613	146,623	2,916	1,417
Units redeemed	(1,430)	(4,966)	(14,396)	(119,757)	(5,013)	(2,016)

Net increase (decrease)	1,668	2,906	4,217	26,866	(2,097)	(599)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP EQUITY-INCOME PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2008	2007	2008	2007	2008	2007
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$11,796	$23,797	$396	$111	$3,020	$1,109
Net realized gain (loss)	(1,849,688)	1,856,421	(2,025)	(1,302)	80,774	60,249
Change in net unrealized appreciation (depreciation) on investments	(826,947)	(1,040,571)	(5,724)	934	(725,090)	255,404

Increase (decrease) in net assets resulting from operations	(2,664,839)	839,647	(7,353)	(257)	(641,296)	316,762

CONTRACT TRANSACTIONS:
Purchase payments	1,328,337	1,002,356	21,678	3,330	48,423	69,756
Redemptions	(961,756)	(121,674)	(15,307)	(325)	(112,803)	(95,877)
Transfers, net	(1,697,198)	537,466	(6,319)	(26,127)	(195,740)	57,136
Contract maintenance charges	(5,014)	(6,365)	(211)	(174)	(1,610)	(3,378)

Increase (decrease) in net assets resulting from contract transactions	(1,335,631)	1,411,783	(159)	(23,296)	(261,730)	27,637

Total increase (decrease) in net assets	(4,000,470)	2,251,430	(7,512)	(23,553)	(903,026)	344,399

NET ASSETS:
Beginning of period	6,412,091	4,160,661	7,512	31,065	1,588,192	1,243,793

End of period	$2,411,621	$6,412,091	$0	$7,512	$685,166	$1,588,192

CHANGES IN UNITS OUTSTANDING:
Units issued	367,726	169,058	1,884	576	20,634	57,080
Units redeemed	(474,664)	(88,160)	(2,424)	(2,288)	(42,104)	(65,476)

Net increase (decrease)	(106,938)	80,898	(540)	(1,712)	(21,470)	(8,396)

(1) The portfolio ceased operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		JANUS ASPEN BALANCED PORTFOLIO
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$98,271	$133,146	$(2,055)	$2,851	$24,386	$19,555
Net realized gain (loss)	(59,838)	(133,584)	243,672	92,842	37,226	109,829
Change in net unrealized appreciation (depreciation) on investments	(146,218)	91,655	(1,691,741)	127,567	(263,668)	(36,488)

Increase (decrease) in net assets resulting from operations	(107,785)	91,217	(1,450,124)	223,260	(202,056)	92,896

CONTRACT TRANSACTIONS:
Purchase payments	135,335	151,525	544,240	340,838	75,419	23,602
Redemptions	(227,271)	(70,175)	(460,423)	(63,393)	(105,874)	(60,622)
Transfers, net	312,782	(1,212,538)	450,049	2,100,393	53,030	(361,181)
Contract maintenance charges	(1,029)	(2,201)	(3,213)	(4,338)	(1,865)	(3,479)

Increase (decrease) in net assets resulting from contract transactions	219,817	(1,133,389)	530,653	2,373,500	20,710	(401,680)

Total increase (decrease) in net assets	112,032	(1,042,172)	(919,471)	2,596,760	(181,346)	(308,784)

NET ASSETS:
Beginning of period	2,372,517	3,414,689	3,319,845	723,085	915,244	1,224,028

End of period	$2,484,549	$2,372,517	$2,400,374	$3,319,845	$733,898	$915,244

CHANGES IN UNITS OUTSTANDING:
Units issued	193,655	262,571	175,833	212,946	41,006	56,273
Units redeemed	(162,709)	(323,842)	(121,714)	(66,495)	(44,511)	(82,474)

Net increase (decrease)	30,946	(61,271)	54,119	146,451	(3,505)	(26,201)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO		JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
	2008	2007	2008	2007	2008	2007
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$229,812	$222,494	$(6,287)	$1,126	$(202)	$(57)
Net realized gain (loss)	(54,264)	(27,487)	219,255	326,234	(4,097)	10
Change in net unrealized appreciation (depreciation) on investments	125,835	127,123	(2,531,553)	461,041	(13,374)	2,338

Increase (decrease) in net assets resulting from operations	301,383	322,130	(2,318,585)	788,401	(17,673)	2,291

CONTRACT TRANSACTIONS:
Purchase payments	673,004	199,138	732,766	107,666	17,260	5,986
Redemptions	(406,266)	(62,957)	(397,362)	(78,478)	(1,537)	(441)
Transfers, net	(347,221)	232,000	2,125,537	(154,196)	(13,278)	45,654
Contract maintenance charges	(1,294)	(1,913)	(3,840)	(2,558)	(99)	(83)

Increase (decrease) in net assets resulting from contract transactions	(81,777)	366,268	2,457,101	(127,566)	2,346	51,116

Total increase (decrease) in net assets	219,606	688,398	138,516	660,835	(15,327)	53,407

NET ASSETS:
Beginning of period	5,131,768	4,443,370	2,867,781	2,206,946	53,407	0

End of period	$5,351,374	$5,131,768	$3,006,297	$2,867,781	$38,080	$53,407

CHANGES IN UNITS OUTSTANDING:
Units issued	117,375	382,999	271,309	104,506	2,416	5,026
Units redeemed	(116,639)	(263,628)	(128,965)	(111,005)	(2,383)	(85)

Net increase (decrease)	736	119,371	142,344	(6,499)	33	4,941

(1) The portfolio commenced operations on April 25, 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO		JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		MAXIM AGGRESSIVE PROFILE I PORTFOLIO
	2008	2007	2008	2007	2008	2007
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$23,926	$1,954	$11,646	$12,025	$3,560	$7,033
Net realized gain (loss)	85,478	61,288	44,565	20,360	(152,023)	108,637
Change in net unrealized appreciation (depreciation) on investments	(1,446,815)	(33,956)	(598,753)	158,809	(342,013)	(52,891)

Increase (decrease) in net assets resulting from operations	(1,337,411)	29,286	(542,542)	191,194	(490,476)	62,779

CONTRACT TRANSACTIONS:
Purchase payments	171,626	1,431,630	296,812	571,244	312,432	286,060
Redemptions	(69,151)	(85,052)	(65,095)	(86,079)	(48,248)	(32,737)
Transfers, net	1,838,388	(429,627)	(1,841,349)	85,163	(90,018)	(104,888)
Contract maintenance charges	(2,215)	(1,927)	(1,379)	(3,955)	(1,678)	(3,579)

Increase (decrease) in net assets resulting from contract transactions	1,938,648	915,024	(1,611,011)	566,373	172,488	144,856

Total increase (decrease) in net assets	601,237	944,310	(2,153,553)	757,567	(317,988)	207,635

NET ASSETS:
Beginning of period	944,310	0	2,389,234	1,631,667	946,318	738,683

End of period	$1,545,547	$944,310	$235,681	$2,389,234	$628,330	$946,318

CHANGES IN UNITS OUTSTANDING:
Units issued	180,365	150,805	27,857	191,136	45,088	38,284
Units redeemed	(26,198)	(87,197)	(169,747)	(161,636)	(39,010)	(30,085)

Net increase (decrease)	154,167	63,608	(141,890)	29,500	6,078	8,199

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM ARIEL MIDCAP VALUE PORTFOLIO		MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO		MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
	2008	2007	2008	2007	2008	2007
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$22,649	$5,442	$9,761	$2,831	$222	$143
Net realized gain (loss)	172,017	218,841	(9,209)	84,499	(4,984)	1,539
Change in net unrealized depreciation on investments	(662,250)	(246,240)	(437,536)	(123,205)	(5,692)	(2,751)

Decrease in net assets resulting from operations	(467,584)	(21,957)	(436,984)	(35,875)	(10,454)	(1,069)

CONTRACT TRANSACTIONS:
Purchase payments	65,245	961,579	59,086	60,441	0	0
Redemptions	(88,284)	(165,360)	(36,340)	(37,862)	(9,106)	(33)
Transfers, net	(1,848,579)	(1,244,611)	(41,323)	33,581	16,052	13,799
Contract maintenance charges	(2,031)	(6,490)	(836)	(1,766)	(9)	(1)

Increase (decrease) in net assets resulting from contract transactions	(1,873,649)	(454,882)	(19,413)	54,394	6,937	13,765

Total increase (decrease) in net assets	(2,341,233)	(476,839)	(456,397)	18,519	(3,517)	12,696

NET ASSETS:
Beginning of period	2,832,219	3,309,058	1,045,520	1,027,001	12,696	0

End of period	$490,986	$2,832,219	$589,123	$1,045,520	$9,179	$12,696

CHANGES IN UNITS OUTSTANDING:
Units issued	18,590	244,408	67,696	37,634	2,309	1,284
Units redeemed	(192,660)	(180,484)	(56,656)	(32,353)	(1,579)	(4)

Net increase (decrease)	(174,070)	63,924	11,040	5,281	730	1,280

(1) The portfolio commenced operations on April 25, 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$5,269	$3,500	$18,032	$21,913	$310,758	$242,063
Net realized gain (loss)	(2,781)	5,508	(164,772)	174,897	52,257	85,069
Change in net unrealized appreciation (depreciation) on investments	(24,988)	(3,635)	(370,757)	(126,222)	(1,247,378)	(59,144)

Increase (decrease) in net assets resulting	(22,500)	5,373	(517,497)	70,588	(884,363)	267,988

CONTRACT TRANSACTIONS:
Purchase payments	41,087	9,700	126,655	179,683	435,449	181,630
Redemptions	(5,472)	(2,088)	(183,039)	(34,388)	(186,392)	(134,915)
Transfers, net	(3,305)	36,316	(38,139)	140,407	426,764	115,378
Contract maintenance charges	(284)	(386)	(989)	(2,464)	(3,642)	(6,182)

Increase (decrease) in net assets resulting from contract transactions	32,026	43,542	(95,512)	283,238	672,179	155,911

Total increase (decrease) in net assets	9,526	48,915	(613,009)	353,826	(212,184)	423,899

NET ASSETS:
Beginning of period	139,402	90,487	1,243,894	890,068	3,755,740	3,331,841

End of period	$148,928	$139,402	$630,885	$1,243,894	$3,543,556	$3,755,740

CHANGES IN UNITS OUTSTANDING:
Units issued	5,869	4,304	17,154	39,933	144,023	198,779
Units redeemed	(3,679)	(1,399)	(29,967)	(20,145)	(68,879)	(119,467)

Net increase (decrease)	2,190	2,905	(12,813)	19,788	75,144	79,312

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO		MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(874)	$(2,802)	$11,404	$7,138	$17,217	$12,617
Net realized gain (loss)	(66,732)	243,338	(57,357)	20,987	(14,483)	56,487
Change in net unrealized depreciation on investments	(638,986)	(230,871)	(61,918)	(7,376)	(296,733)	(34,569)

Increase (decrease) in net assets resulting from operations	(706,592)	9,665	(107,871)	20,749	(293,999)	34,535

CONTRACT TRANSACTIONS:
Purchase payments	178,888	1,034,347	193,240	90,186	182,694	212,214
Redemptions	(95,331)	(120,689)	(24,287)	(11,194)	(28,910)	(24,829)
Transfers, net	447,028	(366,786)	(38,423)	(2,648)	58,398	52,350
Contract maintenance charges	(1,053)	(1,631)	(1,075)	(1,537)	(1,081)	(2,008)

Increase in net assets resulting from contract transactions	529,532	545,241	129,455	74,807	211,101	237,727

Total increase (decrease) in net assets	(177,060)	554,906	21,584	95,556	(82,898)	272,262

NET ASSETS:
Beginning of period	1,795,358	1,240,452	420,427	324,871	770,410	498,148

End of period	$1,618,298	$1,795,358	$442,011	$420,427	$687,512	$770,410

CHANGES IN UNITS OUTSTANDING:
Units issued	81,714	103,196	45,676	16,418	26,609	24,422
Units redeemed	(31,752)	(68,793)	(36,900)	(11,833)	(13,157)	(9,790)

Net increase	49,962	34,403	8,776	4,585	13,452	14,632

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO		MAXIM MONEY MARKET PORTFOLIO		MAXIM SHORT DURATION BOND PORTFOLIO
	2008	2007	2008	2007	2008	2007
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,525	$1,011	$191,244	$418,070	$14,152	$4,266
Net realized gain (loss)	1,479	2,803	0	0	(108)	25
Change in net unrealized appreciation (depreciation) on investments	(27,958)	(1,397)	0	0	(13,364)	1,007

Increase (decrease) in net assets resulting from operations	(22,954)	2,417	191,244	418,070	680	5,298

CONTRACT TRANSACTIONS:
Purchase payments	28,993	8,562	3,550,815	4,087,913	215,951	0
Redemptions	(3,524)	(1,200)	(3,860,691)	(4,531,509)	(18,825)	(1,999)
Transfers, net	66,522	(4,232)	138,436	(611,197)	2	203,069
Contract maintenance charges	(140)	(135)	(7,632)	(17,205)	(609)	(686)

Increase (decrease) in net assets resulting from contract transactions	91,851	2,995	(179,072)	(1,071,998)	196,519	200,384

Total increase (decrease) in net assets	68,897	5,412	12,172	(653,928)	197,199	205,682

NET ASSETS:
Beginning of period	52,056	46,644	11,306,215	11,960,143	205,682	0

End of period	$120,953	$52,056	$11,318,387	$11,306,215	$402,881	$205,682

CHANGES IN UNITS OUTSTANDING:
Units issued	9,362	2,214	1,180,989	1,231,662	21,241	20,281
Units redeemed	(3,053)	(2,042)	(1,150,430)	(1,297,595)	(2,021)	(264)

Net increase (decrease)	6,309	172	30,559	(65,933)	19,220	20,017

(1) The portfolio commenced operations on April 25, 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM SMALL-CAP GROWTH PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO		MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,446)	$(4,591)	$24,729	$18,706	$(1,664)	$(1,678)
Net realized gain (loss)	13,549	58,983	(45,702)	196,113	(3,060)	50,388
Change in net unrealized appreciation (depreciation) on investments	(667,566)	127,717	(414,543)	(147,985)	(199,252)	20,239

Increase (decrease) in net assets resulting from operations	(657,463)	182,109	(435,516)	66,834	(203,976)	68,949

CONTRACT TRANSACTIONS:
Purchase payments	223,053	491,098	59,878	0	100,604	0
Redemptions	(73,931)	(85,077)	(109,930)	(77,710)	(84,568)	(36,117)
Transfers, net	(129,594)	(205,303)	(138,995)	(282,607)	53,397	13,191
Contract maintenance charges	(1,559)	(3,256)	(986)	(3,158)	(715)	(1,367)

Increase (decrease) in net assets resulting from contract transactions	17,969	197,462	(190,033)	(363,475)	68,718	(24,293)

Total increase (decrease) in net assets	(639,494)	379,571	(625,549)	(296,641)	(135,258)	44,656

NET ASSETS:
Beginning of period	1,578,980	1,199,409	1,282,496	1,579,137	446,415	401,759

End of period	$939,486	$1,578,980	$656,947	$1,282,496	$311,157	$446,415

CHANGES IN UNITS OUTSTANDING:
Units issued	24,168	150,671	17,196	85,955	31,766	48,142
Units redeemed	(22,138)	(135,550)	(35,844)	(107,292)	(26,147)	(49,473)

Net increase (decrease)	2,030	15,121	(18,648)	(21,337)	5,619	(1,331)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$119,753	$135,886	$6,838	$421	$(1,835)	$(2,455)
Net realized gain (loss)	22,411	(52,112)	181,291	27,611	26,984	49,928
Change in net unrealized appreciation (depreciation) on investments	38,411	111,666	(1,106,236)	121,788	(317,213)	84,706

Increase (decrease) in net assets resulting from operations	180,575	195,440	(918,107)	149,820	(292,064)	132,179

CONTRACT TRANSACTIONS:
Purchase payments	98,992	429,401	368,246	742,381	47,189	70,648
Redemptions	(211,814)	(92,649)	(106,001)	(118,673)	(45,031)	(42,881)
Transfers, net	377,973	(3,915,087)	(237,166)	0	40,151	(74,364)
Contract maintenance charges	(780)	(3,478)	(2,405)	(4,797)	(767)	(1,712)

Increase (decrease) in net assets resulting from contract transactions	264,371	(3,581,813)	22,674	618,911	41,542	(48,309)

Total increase (decrease) in net assets	444,946	(3,386,373)	(895,433)	768,731	(250,522)	83,870

NET ASSETS:
Beginning of period	2,666,274	6,052,647	2,437,421	1,668,690	674,902	591,032

End of period	$3,111,220	$2,666,274	$1,541,988	$2,437,421	$424,380	$674,902

CHANGES IN UNITS OUTSTANDING:
Units issued	98,656	369,406	30,269	211,944	15,101	23,552
Units redeemed	(69,252)	(568,841)	(28,313)	(139,845)	(10,619)	(25,738)

Net increase (decrease)	29,404	(199,435)	1,956	72,099	4,482	(2,186)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		NEUBERGER BERMAN AMT REGENCY PORTFOLIO		NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
	2008	2007	2008	2007	2008	2007
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,155	$2,420	$8,086	$58	$(985)	$(671)
Net realized gain (loss)	(409,228)	98,097	(39,678)	(4,890)	(336)	1,666
Change in net unrealized appreciation (depreciation) on investments	(76,968)	(28,161)	(363,703)	4,593	(124,637)	(4,765)

Increase (decrease) in net assets resulting from operations	(484,041)	72,356	(395,295)	(239)	(125,958)	(3,770)

CONTRACT TRANSACTIONS:
Purchase payments	8,474	734	197,741	10,475	139,528	39,787
Redemptions	(64,077)	(56,627)	(23,333)	(1,517)	(12,257)	(3,771)
Transfers, net	(118,512)	(16,696)	542,905	150,359	(1,834)	89,516
Contract maintenance charges	(844)	(1,833)	(401)	(128)	(1,159)	(804)

Increase (decrease) in net assets resulting from	(174,959)	(74,422)	716,912	159,189	124,278	124,728

Total increase (decrease) in net assets	(659,000)	(2,066)	321,617	158,950	(1,680)	120,958

NET ASSETS:
Beginning of period	783,054	785,120	158,950	0	232,834	111,876

End of period	$124,054	$783,054	$480,567	$158,950	$231,154	$232,834

CHANGES IN UNITS OUTSTANDING:
Units issued	18,691	56,771	82,681	20,384	17,639	16,092
Units redeemed	(55,149)	(50,406)	(13,599)	(5,308)	(4,901)	(5,876)

Net increase (decrease)	(36,458)	6,365	69,082	15,076	12,738	10,216

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO		PIMCO VIT HIGH YIELD FUND		PIMCO VIT LOW DURATION BOND FUND
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$715	$(229)	$4,467	$3,513	$111,396	$89,479
Net realized gain (loss)	2,652	7,449	(1,556)	(114)	45,279	747
Change in net unrealized appreciation (depreciation) on investments	(22,842)	(1,802)	(18,188)	(1,961)	(181,486)	70,268

Increase (decrease) in net assets resulting from operations	(19,475)	5,418	(15,277)	1,438	(24,811)	160,494

CONTRACT TRANSACTIONS:
Purchase payments	3,285	9,111	5,088	16,076	314,678	42,172
Redemptions	(1,043)	(1,439)	(1,434)	(2,021)	(180,625)	(56,244)
Transfers, net	(13,661)	(35,424)	1,495	(2,396)	(419,445)	2,435,421
Contract maintenance charges	(88)	(231)	(28)	(68)	(3,805)	(4,690)

Increase (decrease) in net assets resulting from contract transactions	(11,507)	(27,983)	5,121	11,591	(289,197)	2,416,659

Total increase (decrease) in net assets	(30,982)	(22,565)	(10,156)	13,029	(314,008)	2,577,153

NET ASSETS:
Beginning of period	58,983	81,548	60,275	47,246	3,030,764	453,611

End of period	$28,001	$58,983	$50,119	$60,275	$2,716,756	$3,030,764

CHANGES IN UNITS OUTSTANDING:
Units issued	882	736	1,739	1,397	37,009	268,390
Units redeemed	(1,757)	(2,374)	(1,304)	(486)	(63,239)	(41,713)

Net increase (decrease)	(875)	(1,638)	435	911	(26,230)	226,677

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	PIMCO VIT REAL RETURN FUND		PIMCO VIT TOTAL RETURN FUND		RIDGEWORTH CAPITAL APPRECIATION FUND
	2008	2007	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$59,268	$63,071	$79,736	$79,090	$(152)	$35
Net realized gain (loss)	16,612	(10,888)	43,810	(9,453)	2,400	9,137
Change in net unrealized appreciation (depreciation) on investments	(205,253)	103,202	(38,073)	78,814	(50,157)	6,555

Increase (decrease) in net assets resulting from operations	(129,373)	155,385	85,473	148,451	(47,909)	15,727

CONTRACT TRANSACTIONS:
Purchase payments	20,176	251,566	128,167	21,392	14,231	23,998
Redemptions	(149,546)	(59,336)	(110,018)	(81,899)	(3,093)	(3,356)
Transfers, net	(18,658)	609,753	(444,972)	152,571	104,283	(15,835)
Contract maintenance charges	(1,972)	(2,980)	(1,563)	(1,726)	(83)	(190)

Increase (decrease) in net assets resulting from contract transactions	(150,000)	799,003	(428,386)	90,338	115,338	4,617

Total increase (decrease) in net assets	(279,373)	954,388	(342,913)	238,789	67,429	20,344

NET ASSETS:
Beginning of period	1,908,943	954,555	1,864,395	1,625,606	120,284	99,940

End of period	$1,629,570	$1,908,943	$1,521,482	$1,864,395	$187,713	$120,284

CHANGES IN UNITS OUTSTANDING:
Units issued	14,708	168,849	93,887	30,773	18,136	2,198
Units redeemed	(27,429)	(90,197)	(129,829)	(22,577)	(4,030)	(1,802)

Net increase (decrease)	(12,721)	78,652	(35,942)	8,196	14,106	396

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	RIDGEWORTH SMALL CAP VALUE EQUITY FUND		ROYCE MICRO-CAP PORTFOLIO		ROYCE SMALL-CAP PORTFOLIO
	2008	2007	2008	2007	2008	2007
				(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$6,730	$6,503	$6,298	$4,036	$761	$(2,646)
Net realized gain (loss)	(321,411)	85,120	(72,940)	22,462	64,439	54,569
Change in net unrealized depreciation on investments	104,773	(12,145)	(108,972)	(44,814)	(391,293)	(132,429)

Increase (decrease) in net assets resulting from operations	(209,908)	79,478	(175,614)	(18,316)	(326,093)	(80,506)

CONTRACT TRANSACTIONS:
Purchase payments	168,403	122,169	142,467	212,497	11,612	1,285
Redemptions	(123,620)	(29,307)	(44,070)	(13,584)	(72,127)	(25,764)
Transfers, net	(575,847)	(825,774)	(132,740)	220,637	26,365	1,291,186
Contract maintenance charges	(580)	(2,368)	(682)	(468)	(1,277)	(1,726)

Increase (decrease) in net assets resulting from contract transactions	(531,644)	(735,280)	(35,025)	419,082	(35,427)	1,264,981

Total increase (decrease) in net assets	(741,552)	(655,802)	(210,639)	400,766	(361,520)	1,184,475

NET ASSETS:
Beginning of period	984,067	1,639,869	400,766	0	1,184,475	0

End of period	$242,515	$984,067	$190,127	$400,766	$822,955	$1,184,475

CHANGES IN UNITS OUTSTANDING:
Units issued	50,002	72,213	28,301	53,775	8,617	120,550
Units redeemed	(77,655)	(105,734)	(34,322)	(15,835)	(13,209)	(2,553)

Net increase (decrease)	(27,653)	(33,521)	(6,021)	37,940	(4,592)	117,997

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO	TOTAL COLI VUL-2 SERIES ACCOUNT
	2008	2008	2007
	(1)	(UNAUDITED)	(UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2)	$1,760,193	$1,795,059
Net realized gain (loss)	0	(2,736,478)	5,143,631
Change in net unrealized appreciation (depreciation) on investments	(228)	(25,498,997)	(1,099,820)

Increase (decrease) in net assets resulting from operations	(230)	(26,475,282)	5,838,870

CONTRACT TRANSACTIONS:
Purchase payments	0	14,381,016	18,118,457
Redemptions	(6)	(11,957,194)	(7,396,398)
Transfers, net	12,465	0
Contract maintenance charges	(2)	(80,196)	(142,265)

Increase in net assets resulting from contract transactions	12,457	2,343,626	10,579,794

Total increase (decrease) in net assets	12,227	(24,131,656)	16,418,664

NET ASSETS:
Beginning of period	0	93,271,814	76,853,150

End of period	$12,227	$69,140,158	$93,271,814

CHANGES IN UNITS OUTSTANDING:
Units issued	2,536	4,892,735	6,731,733
Units redeemed	(2)	(4,789,300)	(5,451,127)

Net increase	2,534	103,435	1,280,606

(1) The portfolio commenced operations on May 5, 2008.

The accompanying notes are an integral part of these financial statements.			(Concluded)

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2008

1.	ORGANIZATION

The Coli Vul-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on November 25, 1997. The Series Account commenced operations on October 1, 1999, with actual investment activity beginning in 2000. Commencement of investment activity in each investment division is indicated in the Statement of Changes in Net Assets. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for individual variable annuity contracts. There are currently no participants receiving an annuity payout. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements and financial highlights of each of the investment divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Application of Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Each of the investment divisions of the Series Account has determined that FAS 161 will have no impact on its financial statements and related disclosures.

Security Valuation

On January 1, 2008, each of the investment divisions of the Series Account adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Series Account’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

During 2008, the only investments of each of the investment divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in securities of governmental agencies, foreign issuers and high yield bonds.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Certain investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

Certain investment divisions invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets during the year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

Investment Division	Purchases	Sales

Aim V.I. Core Equity Fund	$250,271	$381,830
Aim V.I. Financial Services Fund	8,313	8,526
Aim V.I. Global Health Care Fund	55,645	57,554
Aim V.I. Global Real Estate Fund	17,067	2,212
Aim V.I. International Growth Fund	308,628	89,764
Aim V.I. Technology Fund	19,047	57,863
American Century VP Income & Growth Fund	6,814	9,555
American Century VP International Fund	180,217	33,568
American Century VP Ultra Fund	11,260	589
American Century VP Value Fund	354,092	106,663
American Century VP Vista Fund	1,067,237	29,211
American Funds IS Growth Fund	3,241	0
American Funds IS International Fund	2,088	0
Davis Financial Portfolio	2,426	17,852
Davis Value Portfolio	52,484	13,894
Dreyfus IP Midcap Stock Portfolio	2,662	9,364
Dreyfus IP Technology Growth Portfolio	89,065	12,312
Dreyfus Stock Index Fund	3,682,077	3,174,092
Dreyfus VIF Appreciation Portfolio	140,987	5,183
Dreyfus VIF International Equity Portfolio	280,514	321,804
Dreyfus VIF International Value Portfolio	218,982	58,453
DWS Dreman High Return Equity VIP Portfolio	583,233	197,662
DWS Dreman Small Mid Cap Value VIP Portfolio	715,976	20,743
DWS Global Opportunities VIP Portfolio	921,695	354,216
DWS Small Cap Index VIP Portfolio	47,647	13,148

Federated American Leaders Fund II	620,486	2,157,929
Federated High Income Bond Fund II	48,910	16,819
Federated International Equity Fund II	244,594	178,925
Federated Mid Cap Growth Strategies Fund II	62,812	63,912
Fidelity VIP Contrafund Portfolio	1,860,588	3,033,860
Fidelity VIP Equity-Income Portfolio	20,155	6,659
Fidelity VIP Growth Portfolio	180,949	450,208
Fidelity VIP Investment Grade Bond Portfolio	1,599,308	1,265,866
Fidelity VIP Mid Cap Portfolio	1,832,837	804,449
Janus Aspen Balanced Portfolio	621,297	494,960
Janus Aspen Flexible Bond Portfolio	925,641	777,602
Janus Aspen Forty Portfolio	3,668,818	1,218,075
Janus Aspen Global Life Sciences Portfolio	21,603	19,460
Janus Aspen International Growth Portfolio	2,418,374	276,074
Janus Aspen Worldwide Growth Portfolio	335,690	1,935,129
Maxim Aggressive Profile I Portfolio	616,106	350,949
Maxim Ariel Midcap Value Portfolio	762,868	2,051,356
Maxim Ariel Small-Cap Value Portfolio	470,095	311,450
Maxim Bernstein International Equity Portfolio	18,947	10,925
Maxim Conservative Profile I Portfolio	87,176	45,967
Maxim Invesco ADR Portfolio	326,224	335,242
Maxim Loomis Sayles Bond Portfolio	1,426,008	416,947
Maxim Loomis Sayles Small-Cap Value Portfolio	937,162	387,971
Maxim Moderate Profile I Portfolio	577,615	403,466
Maxim Moderately Aggressive Profile I Portfolio	410,107	135,799
Maxim Moderately Conservative Profile I Portfolio	120,545	20,392
Maxim Money Market Portfolio	5,818,431	5,755,734
Maxim Short Duration Bond Portfolio	219,734	9,052
Maxim Small-Cap Growth Portfolio	222,596	208,098
Maxim T. Rowe Price Equity/Income Portfolio	293,750	377,910
Maxim T. Rowe Price Midcap Growth Portfolio	285,636	175,169
Maxim U.S. Government Securities Portfolio	953,885	562,954
Neuberger Berman AMT Guardian Portfolio	436,995	324,524
Neuberger Berman AMT Mid-Cap Growth Portfolio	172,189	139,339
Neuberger Berman AMT Partners Portfolio	352,784	452,563
Neuberger Berman AMT Regency Portfolio	812,494	85,693
Neuberger Berman AMT Small Cap Growth Portfolio	167,857	34,184
Neuberger Berman AMT Socially Responsive Portfolio	14,600	22,412
Pimco VIT High Yield Fund	25,028	15,291
Pimco VIT Low Duration Bond Fund	517,811	650,593
Pimco VIT Real Return Fund	210,907	295,784
Pimco VIT Total Return Fund	1,227,875	1,542,098
RidgeWorth Capital Appreciation Fund	170,591	41,077
RidgeWorth Small Cap Value Equity Fund	429,798	756,884
Royce Micro-Cap Portfolio	226,788	221,549
Royce Small-Cap Portfolio	147,161	85,024
Van Eck Worldwide Hard Assets Portfolio	12,465	9

Total	$41,955,958	$33,902,390

4.     EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each investment division of the Series Account, equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks. The accrued amount is represented as Due from Great West Life & Annuity Insurance Company on the Statement of Assets and Liabilities.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy.

Related Party Transactions

The Maxim Series Funds, which are underlying investment divisions, are registered investment companies affiliated with the Company.

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	FINANCIAL HIGHLIGHTS

A summary of accumulation units outstanding for variable annuity contracts, the range of lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2008 is included on the following pages. In certain instances the lowest unit fair value and total return exceed the highest due to the impact of contracts which were not inforce for the full year.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods in the five years ended December 31, 2008 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31							For the year or period ended December 31
	Units		Unit Fair Value			Net Assets		Expense Ratio			Total Return
	(000s)		lowest to highest			(000s)		lowest to highest			lowest to highest

AIM V.I. CORE EQUITY FUND
2008	124		$9.33	to	$9.06	$1,127		0.25%	to	0.40%	(30.37)%	to	(30.31)%
2007	144		$13.40	to	$13.00	$1,886		0.25%	to	0.40%	7.63%	to	7.79%
2006	136		$12.45	to	$12.06	$1,658		0.25%	to	0.40%	15.92%	to	16.07%
2005	124		$10.74	to	$10.37	$1,329		0.25%	to	0.40%	2.87%	to	3.08%
2004	187		$10.44	to	$10.44	$1,955		0.40%	to	0.40%	3.83%	to	3.83%
AIM V.I. FINANCIAL SERVICES FUND
2008	0	*	$4.37	to	$3.89	$0	*	0.25%	to	0.40%	(59.57)%	to	(59.52)%
2007	1		$10.81	to	$9.61	$7		0.25%	to	0.40%	(22.51)%	to	(22.44)%
AIM V.I. GLOBAL HEALTH CARE FUND
2008	13		$9.86	to	$9.20	$131		0.25%	to	0.40%	(28.91)%	to	(28.74)%
2007	16		$13.87	to	$12.91	$226		0.25%	to	0.40%	11.41%	to	11.58%
2006	3		$12.45	to	$11.57	$40		0.25%	to	0.40%	4.80%	to	4.99%
2005	1		$11.88	to	$11.02	$17		0.25%	to	0.40%	7.71%	to	7.83%
2004	3		$11.03	to	$11.03	$33		0.40%	to	0.40%	7.14%	to	7.14%
AIM V.I. GLOBAL REAL ESTATE FUND
2008	2		$4.82	to	$4.83	$9		0.25%	to	0.40%	(51.80)%	to	(51.70)%
AIM V.I. INTERNATIONAL GROWTH FUND
2008	97		$7.55	to	$7.58	$736		0.25%	to	0.40%	(40.64)%	to	(40.55)%
2007	80		$12.72	to	$12.75	$1,025		0.25%	to	0.40%	14.29%	to	14.45%
AIM V.I. TECHNOLOGY FUND
2008	3		$5.99	to	$6.78	$17		0.25%	to	0.40%	(44.74)%	to	(44.61)%
2007	7		$10.84	to	$12.24	$85		0.25%	to	0.40%	7.22%	to	7.37%
2006	7		$10.11	to	$11.40	$72		0.25%	to	0.40%	10.01%	to	10.25%
2005	3		$9.19	to	$10.34	$26		0.25%	to	0.40%	1.77%	to	1.87%
2004	4		$9.03	to	$9.03	$37		0.40%	to	0.40%	4.22%	to	4.22%
AMERICAN CENTURY VP INCOME & GROWTH FUND
2008	4		$8.48	to	$7.97	$31		0.25%	to	0.40%	(34.87)%	to	(34.78)%
2007	5		$13.02	to	$12.22	$59		0.25%	to	0.40%	(0.46)%	to	(0.33)%
2006	6		$13.08	to	$12.26	$70		0.25%	to	0.40%	16.68%	to	16.87%
2005	6		$11.21	to	$10.49	$64		0.25%	to	0.40%	4.18%	to	4.38%
2004	13		$10.76	to	$10.76	$136		0.40%	to	0.40%	12.54%	to	12.54%
AMERICAN CENTURY VP INTERNATIONAL FUND
2008	30		$8.76	to	$9.37	$284		0.25%	to	0.40%	(45.04)%	to	(44.98)%
2007	20		$15.94	to	$17.03	$321		0.25%	to	0.40%	17.55%	to	17.77%
2006	19		$13.56	to	$14.46	$261		0.25%	to	0.40%	24.52%	to	24.66%
2005	17		$10.89	to	$11.60	$181		0.25%	to	0.40%	12.85%	to	13.06%
2004	17		$9.65	to	$9.65	$167		0.40%	to	0.40%	14.47%	to	14.47%

													(Continued)
AMERICAN CENTURY VP ULTRA FUND
2008	3		$7.46	to	$7.00	$22		0.25%	to	0.40%	(41.67)%	to	(41.62)%
2007	2		$12.79	to	$11.99	$31		0.25%	to	0.40%	20.55%	to	20.75%
2006	2		$10.61	to	$9.93	$19		0.25%	to	0.40%	(3.72)%	to	(3.50)%
2005	1		$11.02	to	$10.29	$9		0.25%	to	0.40%	1.85%	to	1.88%
2004	0	*	$10.87	to	$10.87	$1		0.40%	to	0.40%	10.20%	to	10.20%
AMERICAN CENTURY VP VALUE FUND
2008	127		$14.16	to	$8.65	$1,100		0.25%	to	0.40%	(27.09)%	to	(26.94)%
2007	113		$19.42	to	$11.84	$1,460		0.25%	to	0.40%	(5.50)%	to	(5.36)%
2006	101		$20.55	to	$12.51	$1,364		0.25%	to	0.40%	18.17%	to	18.35%
2005	69		$17.39	to	$10.57	$1,197		0.25%	to	0.40%	4.63%	to	4.76%
2004	9		$16.62	to	$16.62	$143		0.40%	to	0.40%	13.88%	to	13.88%
AMERICAN CENTURY VP VISTA FUND
2008	68		$8.84	to	$8.89	$607		0.25%	to	0.40%	(11.60)%	to	(11.10)%
AMERICAN FUNDS IS GROWTH FUND
2008	1		$5.81	to	$5.81	$3		0.40%	to	0.40%	(41.90)%	to	(41.90)%
AMERICAN FUNDS IS INTERNATIONAL FUND
2008	0	*	$5.98	to	$5.98	$2		0.40%	to	0.40%	(40.20)%	to	(40.20)%
DAVIS FINANCIAL PORTFOLIO
2008	1		$6.71	to	$6.75	$8		0.25%	to	0.40%	(46.62)%	to	(46.51)%
2007	3		$12.57	to	$12.62	$34		0.25%	to	0.40%	(6.40)%	to	(6.24)%
DAVIS VALUE PORTFOLIO
2008	4		$7.86	to	$7.91	$35		0.25%	to	0.40%	(40.59)%	to	(40.48)%
2007	1		$13.23	to	$13.29	$15		0.25%	to	0.40%	4.92%	to	5.14%
DREYFUS IP MIDCAP STOCK PORTFOLIO
2008	0	*	$8.00	to	$7.12	$0	*	0.25%	to	0.40%	(40.65)%	to	(40.57)%
2007	1		$13.48	to	$11.98	$9		0.25%	to	0.40%	1.13%	to	1.27%
2006	1		$13.33	to	$11.83	$7		0.25%	to	0.40%	7.24%	to	7.45%
2005	1		$12.43	to	$11.01	$7		0.25%	to	0.40%	8.75%	to	8.90%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
2008	10		$8.02	to	$8.06	$79		0.25%	to	0.40%	(41.37)%	to	(41.34)%
2007	3		$13.68	to	$13.74	$41		0.25%	to	0.40%	14.19%	to	14.40%
DREYFUS STOCK INDEX FUND
2008	844		$7.77	to	$7.97	$6,698		0.25%	to	0.40%	(37.39)%	to	(37.29)%
2007	866		$12.41	to	$12.71	$10,858		0.25%	to	0.40%	4.81%	to	5.04%
2006	688		$11.84	to	$12.10	$8,149		0.25%	to	0.40%	15.06%	to	15.24%
2005	653		$10.29	to	$10.50	$6,720		0.25%	to	0.40%	4.26%	to	4.37%
2004	481		$9.87	to	$9.87	$4,747		0.40%	to	0.40%	10.20%	to	10.20%

													(Continued)
DREYFUS VIF APPRECIATION PORTFOLIO
2008	44		$9.30	to	$9.14	$399		0.25%	to	0.40%	(29.81)%	to	(29.69)%
2007	35		$13.25	to	$13.00	$463		0.25%	to	0.40%	6.68%	to	6.82%
2006	29		$12.42	to	$12.17	$364		0.25%	to	0.40%	16.07%	to	16.24%
2005	22		$10.70	to	$10.47	$239		0.25%	to	0.40%	3.88%	to	4.08%
2004	16		$10.30	to	$10.30	$162		0.40%	to	0.40%	4.62%	to	4.62%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2008	38		$9.58	to	$9.64	$370		0.25%	to	0.40%	(42.46)%	to	(42.34)%
2007	52		$16.65	to	$16.72	$869		0.25%	to	0.40%	16.60%	to	16.84%
2006	96		$14.28	to	$14.31	$1,374		0.25%	to	0.40%	22.89%	to	22.94%
DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO
2008	44		$9.03	to	$9.08	$401		0.25%	to	0.40%	(37.60)%	to	(37.51)%
2007	40		$14.47	to	$14.53	$581		0.25%	to	0.40%	3.73%	to	3.93%
2006	40		$13.95	to	$13.98	$563		0.25%	to	0.40%	22.15%	to	22.31%
2005	45		$11.42	to	$11.43	$517		0.25%	to	0.40%	14.20%	to	14.30%
DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO
2008	51		$6.73	to	$6.77	$344		0.25%	to	0.40%	(46.20)%	to	(46.10)%
2007	24		$12.51	to	$12.56	$299		0.25%	to	0.40%	(2.27)%	to	(2.10)%
DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO
2008	68		$7.23	to	$7.26	$494		0.25%	to	0.40%	(27.70)%	to	(27.40)%
DWS GLOBAL OPPORTUNITIES VIP PORTFOLIO
2008	51		$7.86	to	$7.90	$400		0.25%	to	0.40%	(50.16)%	to	(50.09)%
2007	23		$15.77	to	$15.83	$370		0.25%	to	0.40%	8.91%	to	9.02%
DWS SMALL CAP INDEX VIP PORTFOLIO
2008	4		$6.07	to	$6.08	$23		0.25%	to	0.40%	(39.30)%	to	(39.20)%
FEDERATED AMERICAN LEADERS FUND II
2008	5		$8.25	to	$7.32	$35		0.25%	to	0.40%	(34.05)%	to	(33.99)%
2007	219		$12.51	to	$11.09	$2,425		0.25%	to	0.40%	(10.00)%	to	(9.91)%
2006	136		$13.90	to	$12.31	$1,878		0.25%	to	0.40%	16.32%	to	16.57%
2005	146		$11.95	to	$10.56	$1,736		0.25%	to	0.40%	4.64%	to	4.76%
2004	66		$11.42	to	$11.42	$750		0.40%	to	0.40%	9.34%	to	9.34%
FEDERATED HIGH INCOME BOND FUND II
2008	11		$10.85	to	$8.63	$105		0.25%	to	0.40%	(26.29)%	to	(26.18)%
2007	9		$14.72	to	$11.69	$118		0.25%	to	0.40%	3.01%	to	3.18%
2006	6		$14.29	to	$11.33	$85		0.25%	to	0.40%	10.43%	to	10.54%
2005	12		$12.94	to	$10.25	$150		0.25%	to	0.40%	2.21%	to	2.40%
2004	30		$12.66	to	$12.66	$376		0.40%	to	0.40%	10.02%	to	10.02%
FEDERATED INTERNATIONAL EQUITY FUND II
2008	112		$7.33	to	$7.84	$875		0.25%	to	0.40%	(45.90)%	to	(45.82)%
2007	107		$13.55	to	$14.47	$1,556		0.25%	to	0.40%	9.10%	to	9.29%
2006	81		$12.42	to	$13.24	$1,001		0.25%	to	0.40%	18.40%	to	18.53%
2005	82		$10.49	to	$11.17	$861		0.14%	to	0.40%	8.70%	to	8.87%
2004	27		$9.65	to	$9.65	$259		0.40%	to	0.40%	13.61%	to	13.61%

													(Continued)
FEDERATED MID CAP GROWTH STRATEGIES FUND II
2008	7		$8.26	to	$8.13	$57		0.25%	to	0.40%	(43.69)%	to	(43.62)%
2007	9		$14.67	to	$14.42	$132		0.25%	to	0.40%	17.55%	to	17.71%
2006	10		$12.48	to	$12.25	$120		0.25%	to	0.40%	7.87%	to	8.02%
2005	7		$11.57	to	$11.35	$81		0.25%	to	0.40%	12.22%	to	12.39%
2004	1		$10.31	to	$10.31	$12		0.40%	to	0.40%	14.90%	to	14.90%
FIDELITY VIP CONTRAFUND PORTFOLIO
2008	231		$10.92	to	$8.73	$2,412		0.25%	to	0.40%	(42.92)%	to	(42.87)%
2007	337		$19.13	to	$15.28	$6,412		0.25%	to	0.40%	16.86%	to	17.00%
2006	257		$16.37	to	$13.06	$4,161		0.25%	to	0.40%	10.98%	to	11.15%
2005	195		$14.75	to	$11.75	$2,856		0.25%	to	0.40%	16.23%	to	16.34%
2004	144		$12.69	to	$12.69	$1,830		0.40%	to	0.40%	14.70%	to	14.70%
FIDELITY VIP EQUITY-INCOME PORTFOLIO
2008	0	*	$7.93	to	$7.31	$0	*	0.25%	to	0.40%	(43.03)%	to	(42.94)%
2007	1		$13.92	to	$12.81	$8		0.25%	to	0.40%	0.87%	to	1.03%
2006	2		$13.80	to	$12.68	$31		0.25%	to	0.40%	19.48%	to	19.62%
FIDELITY VIP GROWTH PORTFOLIO
2008	96		$5.69	to	$7.50	$685		0.25%	to	0.40%	(47.51)%	to	(47.44)%
2007	117		$10.84	to	$14.27	$1,588		0.25%	to	0.40%	26.19%	to	26.40%
2006	126		$8.59	to	$11.29	$1,244		0.25%	to	0.40%	6.18%	to	6.31%
2005	128		$8.09	to	$10.62	$1,078		0.25%	to	0.40%	5.06%	to	5.15%
2004	167		$7.70	to	$7.70	$1,290		0.40%	to	0.40%	2.71%	to	2.71%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2008	232		$13.45	to	$10.55	$2,485		0.25%	to	0.40%	(3.79)%	to	(3.65)%
2007	201		$13.98	to	$10.95	$2,373		0.25%	to	0.40%	3.63%	to	3.79%
2006	263		$13.49	to	$10.55	$3,415		0.25%	to	0.40%	3.69%	to	3.84%
2005	288		$13.01	to	$10.16	$3,746		0.25%	to	0.40%	1.56%	to	1.70%
2004	445		$12.81	to	$12.81	$5,706		0.40%	to	0.40%	3.77%	to	3.77%
FIDELITY VIP MID CAP PORTFOLIO
2008	246		$11.12	to	$9.26	$2,400		0.25%	to	0.40%	(39.83)%	to	(39.79)%
2007	191		$18.48	to	$15.38	$3,320		0.25%	to	0.40%	14.85%	to	15.12%
2006	45		$16.09	to	$13.36	$723		0.25%	to	0.40%	11.97%	to	12.08%
2005	42		$14.37	to	$11.92	$597		0.25%	to	0.40%	17.59%	to	17.79%
JANUS ASPEN BALANCED PORTFOLIO
2008	60		$13.53	to	$11.06	$734		0.25%	to	0.40%	(16.17)%	to	(16.08)%
2007	64		$16.14	to	$13.18	$915		0.25%	to	0.40%	10.10%	to	10.29%
2006	90		$14.66	to	$11.95	$1,224		0.25%	to	0.40%	10.31%	to	10.44%
2005	122		$13.29	to	$10.82	$1,576		0.25%	to	0.40%	7.52%	to	7.66%
2004	155		$12.36	to	$12.36	$1,916		0.40%	to	0.40%	8.09%	to	8.09%

													(Continued)
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2008	423		$16.67	to	$11.94	$5,351		0.25%	to	0.40%	5.57%	to	5.76%
2007	423		$15.79	to	$11.29	$5,132		0.25%	to	0.40%	6.62%	to	6.81%
2006	303		$14.81	to	$10.57	$4,443		0.25%	to	0.40%	3.78%	to	3.93%
2005	304		$14.27	to	$10.17	$4,331		0.25%	to	0.40%	1.64%	to	1.70%
2004	387		$14.04	to	$14.04	$5,440		0.40%	to	0.40%	3.55%	to	3.55%
JANUS ASPEN FORTY PORTFOLIO
2008	299		$11.26	to	$9.47	$3,006		0.25%	to	0.40%	(44.40)%	to	(44.26)%
2007	156		$20.25	to	$16.99	$2,868		0.25%	to	0.40%	36.46%	to	36.58%
2006	163		$14.84	to	$12.44	$2,207		0.25%	to	0.40%	8.88%	to	9.12%
2005	163		$13.63	to	$11.40	$2,223		0.25%	to	0.40%	12.46%	to	12.54%
2004	61		$12.12	to	$12.12	$742		0.40%	to	0.40%	17.76%	to	17.76%
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO
2008	5		$7.66	to	$7.67	$38		0.25%	to	0.40%	(29.14)%	to	(29.11)%
2007	5		$10.81	to	$10.82	$53		0.25%	to	0.40%	8.10%	to	8.20%
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
2008	218		$7.08	to	$7.11	$1,546		0.25%	to	0.40%	(52.32)%	to	(52.22)%
2007	64		$14.85	to	$14.88	$944		0.25%	to	0.40%	27.80%	to	27.94%
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
2008	32		$6.59	to	$7.64	$236		0.25%	to	0.40%	(44.90)%	to	(44.80)%
2007	173		$11.96	to	$13.84	$2,389		0.25%	to	0.40%	9.12%	to	9.32%
2006	144		$10.96	to	$12.66	$1,632		0.25%	to	0.40%	17.72%	to	17.88%
2005	145		$9.31	to	$10.74	$1,355		0.25%	to	0.40%	5.44%	to	5.60%
2004	120		$8.83	to	$8.83	$1,058		0.40%	to	0.40%	4.36%	to	4.36%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2008	64		$9.91	to	$8.10	$628		0.25%	to	0.40%	(40.30)%	to	(40.22)%
2007	58		$16.60	to	$13.55	$946		0.25%	to	0.40%	6.68%	to	6.86%
2006	49		$15.56	to	$12.68	$739		0.25%	to	0.40%	15.09%	to	15.27%
2005	16		$13.52	to	$11.00	$215		0.25%	to	0.40%	8.33%	to	8.48%
2004	18		$12.48	to	$12.48	$222		0.40%	to	0.40%	16.42%	to	16.42%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2008	60		$12.30	to	$6.76	$491		0.25%	to	0.40%	(40.75)%	to	(40.65)%
2007	234		$20.76	to	$11.39	$2,832		0.25%	to	0.40%	(1.61)%	to	(1.47)%
2006	170		$21.10	to	$11.56	$3,309		0.25%	to	0.40%	10.88%	to	11.05%
2005	183		$19.03	to	$10.41	$3,328		0.25%	to	0.40%	2.98%	to	3.17%
2004	176		$18.48	to	$18.48	$3,248		0.40%	to	0.40%	11.83%	to	11.83%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2008	98		$7.71	to	$5.87	$589		0.25%	to	0.40%	(46.12)%	to	(46.05)%
2007	87		$14.31	to	$10.88	$1,046		0.25%	to	0.40%	(2.85)%	to	(2.68)%
2006	82		$14.73	to	$11.18	$1,027		0.25%	to	0.40%	12.10%	to	12.25%
2005	121		$13.14	to	$9.96	$1,581		0.25%	to	0.40%	(0.90)%	to	(0.80)%
2004	137		$13.26	to	$13.26	$1,817		0.40%	to	0.40%	21.68%	to	21.68%

													(Continued)
MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
2008	2		$4.57	to	$4.58	$9		0.25%	to	0.40%	(53.93)%	to	(53.88)%
2007	1		$9.92	to	$9.93	$13		0.25%	to	0.40%	(0.80)%	to	(0.70)%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2008	12		$12.99	to	$10.17	$149		0.25%	to	0.40%	(14.09)%	to	(13.96)%
2007	10		$15.12	to	$11.82	$139		0.25%	to	0.40%	5.15%	to	5.25%
2006	7		$14.38	to	$11.23	$90		0.25%	to	0.40%	7.31%	to	7.57%
2005	4		$13.40	to	$10.44	$52		0.25%	to	0.40%	3.80%	to	3.88%
2004	3		$12.91	to	$12.91	$45		0.40%	to	0.40%	6.49%	to	6.49%
MAXIM INVESCO ADR PORTFOLIO
2008	61		$10.67	to	$8.98	$631		0.25%	to	0.40%	(40.42)%	to	(40.33)%
2007	74		$17.91	to	$15.05	$1,244		0.25%	to	0.40%	6.99%	to	7.19%
2006	54		$16.74	to	$14.04	$890		0.25%	to	0.40%	23.36%	to	23.59%
2005	99		$13.57	to	$11.36	$1,346		0.25%	to	0.40%	10.87%	to	10.94%
2004	37		$12.24	to	$12.24	$450		0.40%	to	0.40%	19.16%	to	19.16%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2008	347		$16.71	to	$9.72	$3,544		0.25%	to	0.40%	(22.06)%	to	(21.93)%
2007	272		$21.44	to	$12.45	$3,756		0.25%	to	0.40%	7.63%	to	7.79%
2006	193		$19.92	to	$11.55	$3,332		0.25%	to	0.40%	10.67%	to	10.84%
2005	186		$18.00	to	$10.42	$3,061		0.25%	to	0.40%	3.33%	to	3.48%
2004	167		$17.42	to	$17.42	$2,917		0.40%	to	0.40%	10.54%	to	10.54%
MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
2008	183		$10.13	to	$8.72	$1,618		0.25%	to	0.40%	(32.91)%	to	(32.77)%
2007	133		$15.10	to	$12.97	$1,795		0.25%	to	0.40%	2.79%	to	2.94%
2006	98		$14.69	to	$12.60	$1,240		0.25%	to	0.40%	17.52%	to	17.76%
2005	91		$12.50	to	$10.70	$1,141		0.25%	to	0.40%	5.66%	to	5.73%
MAXIM MODERATE PROFILE I PORTFOLIO
2008	36		$12.24	to	$9.76	$442		0.25%	to	0.40%	(23.60)%	to	(23.51)%
2007	27		$16.02	to	$12.76	$420		0.25%	to	0.40%	6.73%	to	6.87%
2006	23		$15.01	to	$11.94	$325		0.25%	to	0.40%	11.52%	to	11.69%
2005	51		$13.49	to	$10.69	$663		0.25%	to	0.40%	5.82%	to	6.05%
2004	11		$12.72	to	$12.72	$141		0.40%	to	0.40%	10.89%	to	10.89%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2008	61		$11.31	to	$9.17	$688		0.25%	to	0.40%	(30.53)%	to	(30.42)%
2007	47		$16.28	to	$13.18	$770		0.25%	to	0.40%	6.82%	to	6.98%
2006	33		$15.24	to	$12.32	$498		0.25%	to	0.40%	13.31%	to	13.55%
2005	19		$13.45	to	$10.85	$255		0.25%	to	0.40%	7.26%	to	7.32%
2004	8		$12.54	to	$12.54	$106		0.40%	to	0.40%	12.92%	to	12.92%

													(Continued)
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2008	10		$12.44	to	$10.12	$121		0.25%	to	0.40%	(18.48)%	to	(18.32)%
2007	3		$15.26	to	$12.39	$52		0.25%	to	0.40%	6.05%	to	6.17%
2006	3		$14.39	to	$11.67	$47		0.25%	to	0.40%	9.43%	to	9.58%
2005	1		$13.15	to	$10.65	$15		0.25%	to	0.40%	5.54%	to	5.65%
2004	0	*	$12.51	to	$12.51	$1		0.40%	to	0.40%	9.23%	to	9.23%
MAXIM MONEY MARKET PORTFOLIO
2008	965		$12.71	to	$11.35	$11,318		0.25%	to	0.40%	1.44%	to	1.61%
2007	934		$12.53	to	$11.17	$11,306		0.25%	to	0.40%	4.33%	to	4.49%
2006	1,000		$12.01	to	$10.69	$11,960		0.25%	to	0.40%	4.16%	to	4.29%
2005	545		$11.53	to	$10.25	$6,281		0.25%	to	0.40%	2.31%	to	2.50%
2004	304		$11.27	to	$11.27	$3,428		0.40%	to	0.40%	0.54%	to	0.54%
MAXIM SHORT DURATION BOND PORTFOLIO
2008	39		$10.27	to	$10.29	$403		0.25%	to	0.40%	(0.10)%	to	0.00%
2007	20		$10.28	to	$10.29	$206		0.25%	to	0.40%	2.80%	to	2.90%
MAXIM SMALL-CAP GROWTH PORTFOLIO
2008	133		$6.73	to	$7.11	$939		0.25%	to	0.40%	(41.48)%	to	(41.43)%
2007	131		$11.50	to	$12.14	$1,579		0.25%	to	0.40%	11.76%	to	11.99%
2006	116		$10.29	to	$10.84	$1,199		0.25%	to	0.40%	2.29%	to	2.46%
2005	135		$10.06	to	$10.58	$1,364		0.25%	to	0.40%	4.14%	to	4.34%
2004	121		$9.66	to	$9.66	$1,170		0.40%	to	0.40%	5.57%	to	5.57%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2008	74		$9.58	to	$8.13	$657		0.25%	to	0.40%	(36.43)%	to	(36.38)%
2007	93		$15.07	to	$12.78	$1,282		0.25%	to	0.40%	2.80%	to	2.98%
2006	114		$14.66	to	$12.41	$1,579		0.25%	to	0.40%	18.61%	to	18.87%
2005	106		$12.36	to	$10.44	$1,306		0.25%	to	0.40%	3.69%	to	3.88%
2004	68		$11.92	to	$11.92	$811		0.40%	to	0.40%	14.57%	to	14.57%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2008	34		$9.46	to	$8.51	$311		0.25%	to	0.40%	(40.58)%	to	(40.49)%
2007	28		$15.92	to	$14.30	$446		0.25%	to	0.40%	16.37%	to	16.54%
2006	29		$13.68	to	$12.27	$402		0.25%	to	0.40%	6.29%	to	6.51%
2005	39		$12.87	to	$11.52	$502		0.25%	to	0.40%	13.69%	to	13.83%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2008	253		$16.22	to	$11.98	$3,111		0.25%	to	0.40%	6.01%	to	6.21%
2007	224		$15.30	to	$11.28	$2,666		0.25%	to	0.40%	6.10%	to	6.21%
2006	423		$14.42	to	$10.62	$6,053		0.25%	to	0.40%	3.89%	to	4.12%
2005	367		$13.88	to	$10.20	$5,085		0.25%	to	0.40%	1.76%	to	1.90%
2004	365		$13.64	to	$13.64	$4,983		0.40%	to	0.40%	3.48%	to	3.48%

													(Continued)
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2008	186		$10.40	to	$8.29	$1,542		0.25%	to	0.40%	(37.50)%	to	(37.39)%
2007	184		$16.64	to	$13.24	$2,437		0.25%	to	0.40%	6.94%	to	7.12%
2006	112		$15.56	to	$12.36	$1,669		0.25%	to	0.40%	12.92%	to	13.08%
2005	115		$13.78	to	$10.93	$1,538		0.25%	to	0.40%	7.99%	to	8.11%
2004	62		$12.76	to	$12.76	$794		0.40%	to	0.40%	15.35%	to	15.35%
NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
2008	45		$9.52	to	$9.09	$424		0.25%	to	0.40%	(43.60)%	to	(43.51)%
2007	41		$16.88	to	$16.09	$675		0.25%	to	0.40%	22.05%	to	22.26%
2006	43		$13.83	to	$13.16	$591		0.25%	to	0.40%	14.20%	to	14.34%
2005	41		$12.11	to	$11.51	$496		0.25%	to	0.40%	13.28%	to	13.51%
2004	34		$10.69	to	$10.69	$366		0.40%	to	0.40%	15.85%	to	15.85%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2008	18		$8.67	to	$6.84	$124		0.25%	to	0.40%	(52.60)%	to	(52.53)%
2007	54		$18.29	to	$14.41	$783		0.25%	to	0.40%	8.87%	to	9.08%
2006	48		$16.80	to	$13.21	$785		0.25%	to	0.40%	11.78%	to	11.95%
2005	49		$15.03	to	$11.80	$732		0.25%	to	0.40%	17.61%	to	17.76%
2004	18		$12.78	to	$12.78	$227		0.40%	to	0.40%	18.50%	to	18.50%
NEUBERGER BERMAN AMT REGENCY PORTFOLIO
2008	84		$5.69	to	$5.71	$481		0.25%	to	0.40%	(46.02)%	to	(45.98)%
2007	15		$10.54	to	$10.57	$159		0.25%	to	0.40%	2.83%	to	3.02%
NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
2008	33		$7.11	to	$6.60	$231		0.25%	to	0.40%	(39.75)%	to	(39.67)%
2007	20		$11.80	to	$10.94	$233		0.25%	to	0.40%	0.08%	to	0.27%
2006	10		$11.79	to	$10.91	$112		0.25%	to	0.40%	4.80%	to	5.00%
2005	6		$11.25	to	$10.39	$66		0.25%	to	0.40%	2.55%	to	2.67%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
2008	3		$10.45	to	$7.93	$28		0.25%	to	0.40%	(39.67)%	to	(39.60)%
2007	4		$17.32	to	$13.13	$59		0.25%	to	0.40%	7.18%	to	7.36%
2006	6		$16.16	to	$12.23	$82		0.25%	to	0.40%	13.24%	to	13.35%
2005	6		$14.27	to	$10.79	$80		0.25%	to	0.40%	6.41%	to	6.62%
2004	1		$13.41	to	$13.41	$16		0.40%	to	0.40%	12.84%	to	12.84%
PIMCO VIT HIGH YIELD FUND
2008	5		$9.66	to	$8.93	$50		0.25%	to	0.40%	(23.82)%	to	(23.74)%
2007	5		$12.68	to	$11.71	$60		0.25%	to	0.40%	3.17%	to	3.26%
2006	4		$12.29	to	$11.34	$47		0.25%	to	0.40%	8.57%	to	8.83%
2005	2		$11.32	to	$10.42	$25		0.25%	to	0.40%	3.76%	to	3.89%
PIMCO VIT LOW DURATION BOND FUND
2008	243		$11.19	to	$11.14	$2,717		0.25%	to	0.40%	(0.80)%	to	(0.62)%
2007	270		$11.28	to	$11.21	$3,031		0.25%	to	0.40%	6.92%	to	7.07%
2006	43		$10.55	to	$10.47	$454		0.25%	to	0.40%	3.53%	to	3.77%
2005	28		$10.19	to	$10.09	$281		0.25%	to	0.40%	0.59%	to	0.70%

													(Continued)
PIMCO VIT REAL RETURN FUND
2008	153		$11.23	to	$10.42	$1,630		0.25%	to	0.40%	(7.34)%	to	(7.30)%
2007	165		$12.12	to	$11.24	$1,909		0.25%	to	0.40%	10.18%	to	10.41%
2006	87		$11.00	to	$10.18	$955		0.25%	to	0.40%	0.00%	to	0.49%
2005	40		$11.00	to	$10.13	$437		0.25%	to	0.40%	1.95%	to	1.81%
PIMCO VIT TOTAL RETURN FUND
2008	126		$12.44	to	$12.00	$1,521		0.25%	to	0.40%	4.36%	to	4.53%
2007	162		$11.92	to	$11.48	$1,864		0.25%	to	0.40%	8.36%	to	8.51%
2006	154		$11.00	to	$10.58	$1,626		0.25%	to	0.40%	3.38%	to	3.52%
2005	142		$10.64	to	$10.22	$1,514		0.25%	to	0.40%	2.01%	to	2.20%
RIDGEWORTH CAPITAL APPRECIATION FUND
2008	23		$8.27	to	$7.46	$188		0.25%	to	0.40%	(40.93)%	to	(40.84)%
2007	9		$14.00	to	$12.61	$120		0.25%	to	0.40%	14.85%	to	14.95%
2006	8		$12.19	to	$10.97	$100		0.25%	to	0.40%	10.42%	to	10.58%
2005	5		$11.04	to	$9.92	$59		0.25%	to	0.40%	(1.34)%	to	(1.20)%
2004	3		$11.19	to	$11.19	$38		0.40%	to	0.40%	6.33%	to	6.33%
RIDGEWORTH SMALL CAP VALUE EQUITY FUND
2008	20		$13.73	to	$8.98	$243		0.25%	to	0.40%	(33.41)%	to	(33.28)%
2007	48		$20.62	to	$13.46	$984		0.25%	to	0.40%	2.18%	to	2.28%
2006	81		$20.18	to	$13.16	$1,640		0.25%	to	0.40%	15.64%	to	15.85%
2005	62		$17.45	to	$11.36	$1,081		0.25%	to	0.40%	11.43%	to	11.59%
2004	23		$15.66	to	$15.66	$356		0.40%	to	0.40%	23.70%	to	23.70%
ROYCE MICRO-CAP PORTFOLIO
2008	32		$5.95	to	$5.97	$190		0.25%	to	0.40%	(43.66)%	to	(43.63)%
2007	38		$10.56	to	$10.59	$401		0.25%	to	0.40%	3.23%	to	3.42%
ROYCE SMALL-CAP PORTFOLIO
2008	113		$7.24	to	$7.26	$823		0.25%	to	0.40%	(27.74)%	to	(27.76)%
2007	118		$10.02	to	$10.05	$1,184		0.25%	to	0.40%	(2.72)%	to	(2.62)%
VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO
2008	3		$4.82	to	$4.82	$12		0.25%	to	0.40%	(51.80)%	to	(51.80)%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.													(Concluded)